                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                               CONTRACT                     CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS     CHARGES
                                                               DUE FROM                      DUE TO       PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE NATIONAL LIFE
                                                               INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
--------------------------------------------- -------------- ------------- -------------- ------------- ------------- --------------
ABVPSF Global Thematic Growth Class B         $   22,871,950  $       --   $   22,871,950   $    6,489     $  2,063   $   22,863,398
ABVPSF Growth and Income Class B                 144,071,574          --      144,071,574       11,568       12,600      144,047,406
ABVPSF International Value Class B               182,698,048          --      182,698,048        8,494       12,086      182,677,468
ABVPSF Large Cap Growth Class B                    9,728,506          --        9,728,506          467          860        9,727,179
ABVPSF Small/Mid Cap Value Class B               131,230,374          --      131,230,374      124,113       11,473      131,094,788
American Century VP Inflation
   Protection Class II                           480,414,853          --      480,414,853       33,348       44,139      480,337,366
American Funds Global Growth Class 2             277,975,798          --      277,975,798      258,932       23,825      277,693,041
American Funds Global Small
   Capitalization Class 2                        361,886,493      42,186      361,928,679           --       26,630      361,902,049
American Funds Growth Class 2                  1,599,657,386          --    1,599,657,386    1,183,082      143,223    1,598,331,081
American Funds Growth-Income Class 2           1,783,601,031          --    1,783,601,031    1,160,864      147,307    1,782,292,860
American Funds International Class 2             621,973,223     141,772      622,114,995           --       53,998      622,060,997
BlackRock Global Allocation V.I. Class III     1,038,782,731     407,312    1,039,190,043           --      101,012    1,039,089,031
Delaware VIP Diversified Income Service Class  1,190,462,070     469,241    1,190,931,311           --      104,740    1,190,826,571
Delaware VIP Emerging Markets Service Class      308,648,333          --      308,648,333      241,395       28,141      308,378,797
Delaware VIP High Yield Standard Class             5,253,299          --        5,253,299           --          409        5,252,890
Delaware VIP High Yield Service Class            243,184,635     579,224      243,763,859           --       22,374      243,741,485
Delaware VIP International Value
   Equity Standard Class                             222,544          --          222,544            4           18          222,522
Delaware VIP Limited-Term Diversified
   Income Service Class                          911,124,728     320,570      911,445,298           --       67,566      911,377,732
Delaware VIP REIT Standard Class                   4,661,529          --        4,661,529          724          370        4,660,435
Delaware VIP REIT Service Class                  124,828,440      57,139      124,885,579           --       11,409      124,874,170
Delaware VIP Small Cap Value Standard Class        7,563,717          --        7,563,717       36,206          593        7,526,918
Delaware VIP Small Cap Value Service Class       322,992,939     535,160      323,528,099           --       29,895      323,498,204
Delaware VIP Smid Cap Growth
   Standard Class                                  8,548,101          --        8,548,101       14,590          667        8,532,844
Delaware VIP Smid Cap Growth Service Class       115,589,041      33,195      115,622,236           --       10,644      115,611,592
Delaware VIP U.S. Growth Service Class           232,518,970      69,864      232,588,834           --       15,370      232,573,464
Delaware VIP Value Standard Class                  5,812,256          --        5,812,256          290          461        5,811,505
Delaware VIP Value Service Class                 152,703,810   1,373,026      154,076,836           --       14,174      154,062,662
DWS VIP Alternative Asset Allocation
   Plus Class B                                   37,922,099      46,555       37,968,654           --        3,619       37,965,035
DWS VIP Equity 500 Index Class A                  18,413,891          --       18,413,891          109        1,563       18,412,219
DWS VIP Equity 500 Index Class B                  25,868,982          --       25,868,982          289        2,365       25,866,328
DWS VIP Small Cap Index Class A                    5,003,839          --        5,003,839            1          436        5,003,402
DWS VIP Small Cap Index Class B                   12,209,627     123,442       12,333,069           --        1,089       12,331,980
Fidelity VIP Contrafund Service Class 2          913,439,959          --      913,439,959      929,175       82,538      912,428,246
Fidelity VIP Equity-Income Initial Class           5,855,770          --        5,855,770          129          453        5,855,188
Fidelity VIP Equity-Income Service Class 2        35,657,293          --       35,657,293       43,854        3,174       35,610,265
Fidelity VIP Growth Initial Class                  4,776,157          --        4,776,157          480          371        4,775,306
Fidelity VIP Growth Service Class 2              112,858,627      31,236      112,889,863           --       10,557      112,879,306
Fidelity VIP Mid Cap Service Class 2             426,507,999          --      426,507,999      291,258       38,819      426,177,922
Fidelity VIP Overseas Initial Class                1,688,902          --        1,688,902           17          130        1,688,755
Fidelity VIP Overseas Service Class 2             73,562,369          --       73,562,369          344        6,614       73,555,411
FTVIPT Franklin Income Securities Class 2        529,969,421     141,232      530,110,653           --       46,510      530,064,143
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 2                      99,666,465          --       99,666,465       94,267        8,874       99,563,324
FTVIPT Mutual Shares Securities Class 2          615,207,506          --      615,207,506       88,820       42,115      615,076,571
FTVIPT Templeton Global Bond
   Securities Class 2                            574,801,243          --      574,801,243      117,567       50,523      574,633,153
FTVIPT Templeton Growth Securities Class 2        48,202,596          --       48,202,596       89,757        4,355       48,108,484

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                              CONTRACT                     CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS     CHARGES
                                                              DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE NATIONAL LIFE
                                                              INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
-------------------------------------------- -------------- ------------- -------------- ------------- ------------- --------------
Goldman Sachs VIT Large Cap Value
   Service Class                             $  156,826,392  $       --   $  156,826,392    $ 96,124      $  8,143   $  156,722,125
Huntington VA Balanced                              940,028          --          940,028         363            76          939,589
Huntington VA Dividend Capture                      317,964          --          317,964          --            24          317,940
Invesco V.I. Capital Appreciation Series I        2,451,203          --        2,451,203         475           194        2,450,534
Invesco V.I. Capital Appreciation Series II       1,219,696          --        1,219,696          --           109        1,219,587
Invesco V.I. Core Equity Series I                 8,885,240       5,604        8,890,844          --           723        8,890,121
Invesco V.I. Core Equity Series II                2,952,726          --        2,952,726           6           250        2,952,470
Invesco V.I. International Growth Series I        2,801,672          --        2,801,672          --           224        2,801,448
Invesco V.I. International Growth Series II       2,577,582          --        2,577,582          32           224        2,577,326
Janus Aspen Series Balanced Service Class        19,913,492          --       19,913,492         551         1,728       19,911,213
Janus Aspen Series Enterprise Service Class       6,566,221          --        6,566,221      54,396           571        6,511,254
Janus Aspen Series Worldwide Service Class        1,045,729           1        1,045,730          --            91        1,045,639
LVIP American Global Growth Service Class II     32,974,373      52,002       33,026,375          --         3,153       33,023,222
LVIP American Global Small Capitalization
   Service Class II                              34,153,413     103,714       34,257,127          --         3,274       34,253,853
LVIP American Growth Service Class II           133,044,699     273,150      133,317,849          --        12,804      133,305,045
LVIP American Growth-Income Service Class II    100,128,035     177,546      100,305,581          --         9,720      100,295,861
LVIP American International Service Class II     71,675,828     262,938       71,938,766          --         6,919       71,931,847
LVIP Baron Growth Opportunities
   Service Class                                 99,562,795          --       99,562,795      98,170         9,165       99,455,460
LVIP BlackRock Inflation Protected Bond
   Service Class                                228,761,362     212,306      228,973,668          --        21,538      228,952,130
LVIP Capital Growth Service Class               198,190,356     153,550      198,343,906          --        10,854      198,333,052
LVIP Cohen & Steers Global Real Estate
   Service Class                                 79,750,614      33,732       79,784,346          --         7,383       79,776,963
LVIP Columbia Value Opportunities
   Service Class                                 23,899,256          --       23,899,256      16,631         2,207       23,880,418
LVIP Delaware Bond Standard Class               174,288,622          --      174,288,622     183,302        15,664      174,089,656
LVIP Delaware Bond Service Class              1,916,111,673   1,290,263    1,917,401,936          --       145,590    1,917,256,346
LVIP Delaware Diversified Floating Rate
   Service Class                                128,954,582     238,152      129,192,734          --        12,265      129,180,469
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                     10,389,649          21       10,389,670          --           964       10,388,706
LVIP Delaware Foundation Aggressive
   Allocation Service Class                      23,108,878          --       23,108,878         580         2,189       23,106,109
LVIP Delaware Growth and Income
   Service Class                                 36,027,909          --       36,027,909       9,790         3,221       36,014,898
LVIP Delaware Social Awareness
   Standard Class                                 9,730,778          --        9,730,778         390           866        9,729,522
LVIP Delaware Social Awareness
   Service Class                                 44,189,843          --       44,189,843      25,620         3,861       44,160,362
LVIP Delaware Special Opportunities
   Service Class                                 38,519,015      72,066       38,591,081          --         3,527       38,587,554
LVIP Dimensional Non-U.S. Equity
   Standard Class                                    94,702          --           94,702          --             6           94,696
LVIP Dimensional Non-U.S. Equity
   Service Class                                 14,051,873          --       14,051,873      10,463         1,297       14,040,113
LVIP Dimensional U.S. Equity Standard Class          83,745          --           83,745          --             5           83,740
LVIP Dimensional U.S. Equity Service Class       24,283,976          --       24,283,976      19,016         2,251       24,262,709
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                    92,402          --           92,402          --             6           92,396

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                               CONTRACT                     CONTRACT      GUARANTEE
                                                               PURCHASES                   REDEMPTIONS     CHARGES
                                                               DUE FROM                      DUE TO       PAYABLE TO
                                                              THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                             NATIONAL LIFE                NATIONAL LIFE NATIONAL LIFE
                                                               INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                                     INVESTMENTS      COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
--------------------------------------------- -------------- ------------- -------------- ------------- ------------- --------------
LVIP Dimensional/Vanguard Total Bond
   Service Class                              $   49,337,478  $  859,799   $   50,197,277    $     --      $  4,667   $   50,192,610
LVIP Global Income Service Class                 393,440,672     330,504      393,771,176          --        35,668      393,735,508
LVIP Janus Capital Appreciation
   Standard Class                                  2,112,731          --        2,112,731          --           195        2,112,536
LVIP Janus Capital Appreciation Service Class     48,548,864      67,651       48,616,515          --         4,582       48,611,933
LVIP JPMorgan High Yield Service Class            75,135,811     203,016       75,338,827          --         7,112       75,331,715
LVIP MFS International Growth Service Class      113,875,164          --      113,875,164      10,682         7,824      113,856,658
LVIP MFS Value Service Class                     551,714,932     137,496      551,852,428          --        36,684      551,815,744
LVIP Mid-Cap Value Service Class                  44,304,723      64,981       44,369,704          --         4,085       44,365,619
LVIP Mondrian International Value
   Standard Class                                 17,136,333          --       17,136,333      13,718         1,576       17,121,039
LVIP Mondrian International Value
   Service Class                                 102,784,076      24,334      102,808,410          --         9,113      102,799,297
LVIP Money Market Standard Class                  61,016,021          --       61,016,021      17,683         5,297       60,993,041
LVIP Money Market Service Class                  358,423,412          --      358,423,412     355,048        33,076      358,035,288
LVIP Protected Profile 2010 Service Class          7,866,081          --        7,866,081       6,372           721        7,858,988
LVIP Protected Profile 2020 Service Class         16,682,898          59       16,682,957          --         1,489       16,681,468
LVIP Protected Profile 2030 Service Class         10,030,929          --       10,030,929       3,039           947       10,026,943
LVIP Protected Profile 2040 Service Class          5,664,547          --        5,664,547         972           523        5,663,052
LVIP Protected Profile Conservative
   Service Class                                 417,003,728     719,112      417,722,840          --        38,939      417,683,901
LVIP Protected Profile Growth Service Class      732,680,892     737,198      733,418,090          --        68,049      733,350,041
LVIP Protected Profile Moderate Service Class  1,171,383,998      83,815    1,171,467,813          --       111,541    1,171,356,272
LVIP SSgA Bond Index Service Class               952,340,854     463,816      952,804,670          --        89,472      952,715,198
LVIP SSgA Conservative Index Allocation
   Service Class                                  32,019,856          --       32,019,856       2,110         3,088       32,014,658
LVIP SSgA Conservative Structured Allocation
   Service Class                                 143,499,827      55,779      143,555,606          --        14,530      143,541,076
LVIP SSgA Developed International 150
   Service Class                                 130,114,939      23,489      130,138,428          --        12,058      130,126,370
LVIP SSgA Emerging Markets 100
   Standard Class                                     14,088          --           14,088          --             1           14,087
LVIP SSgA Emerging Markets 100
   Service Class                                 155,954,750      39,950      155,994,700          --        14,564      155,980,136
LVIP SSgA Global Tactical Allocation
   Service Class                                 231,093,854     127,395      231,221,249          --        21,791      231,199,458
LVIP SSgA International Index Service Class      191,879,007         205      191,879,212          --        17,716      191,861,496
LVIP SSgA Large Cap 100 Service Class            282,388,828          --      282,388,828     209,827        26,709      282,152,292
LVIP SSgA Moderate Index Allocation
   Service Class                                  69,680,450     154,072       69,834,522          --         6,874       69,827,648
LVIP SSgA Moderate Structured Allocation
   Service Class                                 331,911,126   1,120,369      333,031,495          --        32,536      332,998,959
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                       74,971,034     217,073       75,188,107          --         7,302       75,180,805
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                      236,907,885     463,695      237,371,580          --        22,674      237,348,906
LVIP SSgA S&P 500 Index Standard Class             1,944,740          --        1,944,740      47,504           173        1,897,063
LVIP SSgA S&P 500 Index Service Class            421,427,456          --      421,427,456     215,397        39,752      421,172,307
LVIP SSgA Small-Cap Index Standard Class              11,670          --           11,670          --             1           11,669
LVIP SSgA Small-Cap Index Service Class          126,393,415          --      126,393,415     186,085        11,773      126,195,557
LVIP SSgA Small-Mid Cap 200 Service Class         89,738,989          --       89,738,989      70,381         8,488       89,660,120
LVIP T. Rowe Price Growth Stock Service Class     85,982,723      55,546       86,038,269          --         7,940       86,030,329

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                                CONTRACT                     CONTRACT       GUARANTEE
                                                                PURCHASES                   REDEMPTIONS      CHARGES
                                                                DUE FROM                      DUE TO        PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
----------------------------------------------  ------------  -------------  ------------  -------------  ------------- ------------
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                        $  2,184,824    $     21     $  2,184,845    $     --        $   207    $  2,184,638
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                           60,146,485      84,043       60,230,528          --          5,449      60,225,079
LVIP Templeton Growth Service Class              118,713,999          --      118,713,999      29,606         10,563     118,673,830
LVIP Turner Mid-Cap Growth Service Class          34,160,609      10,695       34,171,304          --          3,217      34,168,087
LVIP Vanguard Domestic Equity ETF
   Service Class                                  14,507,814      65,083       14,572,897          --          1,406      14,571,491
LVIP Vanguard International Equity ETF
   Service Class                                   8,867,881      48,331        8,916,212          --            825       8,915,387
LVIP Wells Fargo Intrinsic Value Service Class    31,564,737      22,448       31,587,185          --          2,814      31,584,371
Lord Abbett Fundamental Equity Class VC           14,444,568          --       14,444,568       8,549            738      14,435,281
MFS VIT Core Equity Service Class                  2,225,252          --        2,225,252          32            203       2,225,017
MFS VIT Growth Initial Class                       2,665,815          --        2,665,815         695            208       2,664,912
MFS VIT Growth Service Class                      18,797,738          --       18,797,738     190,114          1,662      18,605,962
MFS VIT Total Return Initial Class                11,813,893          --       11,813,893      57,095            926      11,755,872
MFS VIT Total Return Service Class               287,566,290          --      287,566,290     116,522         25,652     287,424,116
MFS VIT Utilities Initial Class                   10,823,291          --       10,823,291      34,365            839      10,788,087
MFS VIT Utilities Service Class                  186,955,981     129,279      187,085,260          --         16,610     187,068,650
Morgan Stanley UIF Capital Growth Class II         1,463,172         159        1,463,331          --             72       1,463,259
NB AMT Mid-Cap Growth I Class                     42,714,603          --       42,714,603       6,013          3,874      42,704,716
NB AMT Regency I Class                            40,152,502          --       40,152,502       1,301          3,610      40,147,591
Oppenheimer Global Securities Service Class        6,783,620          13        6,783,633          --            355       6,783,278
PIMCO VIT Commodity Real Return
   Advisor Class                                  14,301,205          --       14,301,205       1,003          1,232      14,298,970
Putnam VT Global Health Care Class IB              2,578,406          58        2,578,464          --            229       2,578,235
Putnam VT Growth & Income Class IB                 1,384,270         292        1,384,562          --            126       1,384,436

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  -----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B               $    93,682    $   (459,114)    $   (365,432)
ABVPSF Growth and Income Class B                      1,662,375      (2,394,728)        (732,353)
ABVPSF International Value Class B                    7,910,975      (2,326,391)       5,584,584
ABVPSF Large Cap Growth Class B                           9,831        (184,052)        (174,221)
ABVPSF Small/Mid Cap Value Class B                      336,744      (2,133,463)      (1,796,719)
American Century VP Inflation Protection Class II    19,643,399      (8,213,145)      11,430,254
American Funds Global Growth Class 2                  4,015,307      (4,903,942)        (888,635)
American Funds Global Small Capitalization Class 2    5,119,990      (5,427,990)        (308,000)
American Funds Growth Class 2                        10,771,896     (29,626,383)     (18,854,487)
American Funds Growth-Income Class 2                 28,934,424     (28,781,445)         152,979
American Funds International Class 2                 12,418,408     (11,388,508)       1,029,900
BlackRock Global Allocation V.I. Class III           24,630,282     (15,083,703)       9,546,579
Delaware VIP Diversified Income Service Class        43,025,420     (17,916,159)      25,109,261
Delaware VIP Emerging Markets Service Class           4,979,072      (5,248,710)        (269,638)
Delaware VIP High Yield Standard Class                  596,367        (107,090)         489,277
Delaware VIP High Yield Service Class                24,982,547      (4,702,792)      20,279,755
Delaware VIP International Value Equity Standard
   Class                                                  3,805          (4,357)            (552)
Delaware VIP Limited-Term Diversified Income
   Service Class                                     12,848,132     (10,727,356)       2,120,776
Delaware VIP REIT Standard Class                         81,670         (72,350)           9,320
Delaware VIP REIT Service Class                       1,609,380      (1,988,989)        (379,609)
Delaware VIP Small Cap Value Standard Class              43,782        (120,178)         (76,396)
Delaware VIP Small Cap Value Service Class              897,218      (5,287,363)      (4,390,145)
Delaware VIP Smid Cap Growth Standard Class              91,355        (131,478)         (40,123)
Delaware VIP Smid Cap Growth Service Class              771,023      (1,728,108)        (957,085)
Delaware VIP U.S. Growth Service Class                   81,222      (2,155,050)      (2,073,828)
Delaware VIP Value Standard Class                       122,067         (87,297)          34,770
Delaware VIP Value Service Class                      2,310,194      (2,265,129)          45,065
DWS VIP Alternative Asset Allocation Plus Class B       299,810        (512,976)        (213,166)
DWS VIP Equity 500 Index Class A                        376,100        (332,624)          43,476
DWS VIP Equity 500 Index Class B                        429,312        (509,604)         (80,292)
DWS VIP Small Cap Index Class A                          52,705         (94,437)         (41,732)
DWS VIP Small Cap Index Class B                          85,832        (231,679)        (145,847)
Fidelity VIP Contrafund Service Class 2               7,589,612     (15,400,552)      (7,810,940)
Fidelity VIP Equity-Income Initial Class                152,532         (91,141)          61,391
Fidelity VIP Equity-Income Service Class 2              854,644        (658,355)         196,289
Fidelity VIP Growth Initial Class                        18,693         (76,796)         (58,103)
Fidelity VIP Growth Service Class 2                     150,773      (1,751,482)      (1,600,709)
Fidelity VIP Mid Cap Service Class 2                    103,892      (7,115,960)      (7,012,068)
Fidelity VIP Overseas Initial Class                      28,065         (29,936)          (1,871)
Fidelity VIP Overseas Service Class 2                 1,012,045      (1,424,144)        (412,099)
FTVIPT Franklin Income Securities Class 2            29,684,208      (8,326,832)      21,357,376
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                   --      (1,837,561)      (1,837,561)
FTVIPT Mutual Shares Securities Class 2              13,910,198      (7,048,005)       6,862,193
FTVIPT Templeton Global Bond Securities Class 2      36,551,078     (10,322,999)      26,228,079
FTVIPT Templeton Growth Securities Class 2              774,156        (951,207)        (177,051)
Goldman Sachs VIT Large Cap Value Service Class       1,747,521      (1,232,057)         515,464
Huntington VA Balanced                                    8,513          (4,611)           3,902
Huntington VA Dividend Capture                           11,652          (1,335)          10,317
Invesco V.I. Capital Appreciation Series I                4,261         (41,175)         (36,914)
Invesco V.I. Capital Appreciation Series II                  --         (24,376)         (24,376)
Invesco V.I. Core Equity Series I                        92,178        (146,976)         (54,798)
Invesco V.I. Core Equity Series II                       24,639         (51,686)         (27,047)
Invesco V.I. International Growth Series I               55,714         (51,780)           3,934
Invesco V.I. International Growth Series II              37,285         (48,976)         (11,691)
Janus Aspen Series Balanced Service Class               473,725        (352,698)         121,027
Janus Aspen Series Enterprise Service Class                  --        (118,002)        (118,002)
Janus Aspen Series Worldwide Service Class                6,509         (23,675)         (17,166)

                                                                      DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B                $   498,055    $        --    $   498,055     $  (7,720,035)   $  (7,587,412)
ABVPSF Growth and Income Class B                      (4,578,913)            --     (4,578,913)       11,634,524        6,323,258
ABVPSF International Value Class B                    (4,812,633)            --     (4,812,633)      (43,176,878)     (42,404,927)
ABVPSF Large Cap Growth Class B                          421,824             --        421,824          (708,542)        (460,939)
ABVPSF Small/Mid Cap Value Class B                     5,519,276             --      5,519,276       (16,910,374)     (13,187,817)
American Century VP Inflation Protection Class II      9,951,906      5,965,843     15,917,749        19,027,861       46,375,864
American Funds Global Growth Class 2                   3,234,749             --      3,234,749       (34,115,811)     (31,769,697)
American Funds Global Small Capitalization Class 2     3,685,372             --      3,685,372       (88,462,536)     (85,085,164)
American Funds Growth Class 2                         30,655,758             --     30,655,758      (108,754,871)     (96,953,600)
American Funds Growth-Income Class 2                   4,349,682             --      4,349,682       (64,801,777)     (60,299,116)
American Funds International Class 2                     738,214             --        738,214      (110,857,418)    (109,089,304)
BlackRock Global Allocation V.I. Class III             3,569,886     25,829,533     29,399,419       (94,967,002)     (56,021,004)
Delaware VIP Diversified Income Service Class          9,005,144     44,950,495     53,955,639       (30,828,894)      48,236,006
Delaware VIP Emerging Markets Service Class            4,302,383             --      4,302,383       (78,398,190)     (74,365,445)
Delaware VIP High Yield Standard Class                   600,126             --        600,126          (906,264)         183,139
Delaware VIP High Yield Service Class                  9,904,365             --      9,904,365       (26,780,195)       3,403,925
Delaware VIP International Value Equity Standard
   Class                                                 (33,662)            --        (33,662)          (12,755)         (46,969)
Delaware VIP Limited-Term Diversified Income
   Service Class                                       2,097,705     11,438,781     13,536,486        (7,161,332)       8,495,930
Delaware VIP REIT Standard Class                        (332,861)            --       (332,861)          774,774          451,233
Delaware VIP REIT Service Class                       (6,584,392)            --     (6,584,392)       16,579,762        9,615,761
Delaware VIP Small Cap Value Standard Class              541,789             --        541,789          (692,606)        (227,213)
Delaware VIP Small Cap Value Service Class             8,456,944             --      8,456,944       (14,151,810)     (10,085,011)
Delaware VIP Smid Cap Growth Standard Class              351,869        261,464        613,333            72,008          645,218
Delaware VIP Smid Cap Growth Service Class             5,032,305      2,782,386      7,814,691        (3,042,981)       3,814,625
Delaware VIP U.S. Growth Service Class                 5,683,046             --      5,683,046         5,969,562        9,578,780
Delaware VIP Value Standard Class                          9,319             --          9,319           414,586          458,675
Delaware VIP Value Service Class                        (503,217)            --       (503,217)       10,437,986        9,979,834
DWS VIP Alternative Asset Allocation Plus Class B        107,950         74,855        182,805        (1,684,536)      (1,714,897)
DWS VIP Equity 500 Index Class A                         781,428             --        781,428          (769,403)          55,501
DWS VIP Equity 500 Index Class B                       1,028,584             --      1,028,584          (858,781)          89,511
DWS VIP Small Cap Index Class A                           70,965             --         70,965          (366,572)        (337,339)
DWS VIP Small Cap Index Class B                          (19,596)            --        (19,596)         (663,908)        (829,351)
Fidelity VIP Contrafund Service Class 2               (2,485,974)            --     (2,485,974)      (31,128,712)     (41,425,626)
Fidelity VIP Equity-Income Initial Class                (211,317)            --       (211,317)          142,203           (7,723)
Fidelity VIP Equity-Income Service Class 2            (1,684,158)            --     (1,684,158)        1,242,128         (245,741)
Fidelity VIP Growth Initial Class                       (124,631)        18,731       (105,900)          127,949          (36,054)
Fidelity VIP Growth Service Class 2                    2,519,558        339,077      2,858,635        (5,560,630)      (4,302,704)
Fidelity VIP Mid Cap Service Class 2                   5,848,945        816,297      6,665,242       (57,531,357)     (57,878,183)
Fidelity VIP Overseas Initial Class                      (31,791)         4,164        (27,627)         (361,969)        (391,467)
Fidelity VIP Overseas Service Class 2                 (1,213,940)       157,686     (1,056,254)      (15,556,957)     (17,025,310)
FTVIPT Franklin Income Securities Class 2               (949,065)            --       (949,065)      (16,796,673)       3,611,638
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                             4,236,784             --      4,236,784       (10,187,403)      (7,788,180)
FTVIPT Mutual Shares Securities Class 2                  (58,277)            --        (58,277)      (19,569,982)     (12,766,066)
FTVIPT Templeton Global Bond Securities Class 2       16,056,503      4,250,586     20,307,089       (60,005,090)     (13,469,922)
FTVIPT Templeton Growth Securities Class 2            (2,726,959)            --     (2,726,959)       (1,496,334)      (4,400,344)
Goldman Sachs VIT Large Cap Value Service Class          356,193             --        356,193       (13,058,136)     (12,186,479)
Huntington VA Balanced                                    (1,372)            35         (1,337)           (8,993)          (6,428)
Huntington VA Dividend Capture                               436             --            436               641           11,394
Invesco V.I. Capital Appreciation Series I               (55,948)            --        (55,948)         (157,836)        (250,698)
Invesco V.I. Capital Appreciation Series II              (24,631)            --        (24,631)          (82,755)        (131,762)
Invesco V.I. Core Equity Series I                        194,507             --        194,507          (238,416)         (98,707)
Invesco V.I. Core Equity Series II                       109,790             --        109,790          (114,367)         (31,624)
Invesco V.I. International Growth Series I               273,313             --        273,313          (569,709)        (292,462)
Invesco V.I. International Growth Series II              176,075             --        176,075          (410,566)        (246,182)
Janus Aspen Series Balanced Service Class                510,547      1,133,550      1,644,097        (1,826,498)         (61,374)
Janus Aspen Series Enterprise Service Class              588,199             --        588,199          (679,083)        (208,886)
Janus Aspen Series Worldwide Service Class                52,781             --         52,781          (243,812)        (208,197)

See accompanying notes.

                                                      DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------  -----------  -----------------  -------------
LVIP American Global Growth Service Class II         $    17,409    $   (346,327)     $  (328,918)
LVIP American Global Small Capitalization Service
   Class II                                              157,397        (369,718)        (212,321)
LVIP American Growth Service Class II                     44,937      (1,341,437)      (1,296,500)
LVIP American Growth-Income Service Class II              62,649        (978,811)        (916,162)
LVIP American International Service Class II              37,862        (692,088)        (654,226)
LVIP Baron Growth Opportunities Service Class                 --      (1,616,556)      (1,616,556)
LVIP BlackRock Inflation Protected Bond Service
   Class                                               3,736,499      (2,066,768)       1,669,731
LVIP Capital Growth Service Class                             --      (1,746,566)      (1,746,566)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                      --      (1,316,578)      (1,316,578)
LVIP Columbia Value Opportunities Service Class               --        (341,256)        (341,256)
LVIP Delaware Bond Standard Class                      5,997,235      (3,110,500)       2,886,735
LVIP Delaware Bond Service Class                      55,990,039     (23,985,645)      32,004,394
LVIP Delaware Diversified Floating Rate Service
   Class                                               2,005,789      (1,545,087)         460,702
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                        235,708        (200,379)          35,329
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         468,595        (471,768)          (3,173)
LVIP Delaware Growth and Income Service Class            272,005        (605,260)        (333,255)
LVIP Delaware Social Awareness Standard Class             77,850        (182,100)        (104,250)
LVIP Delaware Social Awareness Service Class             195,234        (758,195)        (562,961)
LVIP Delaware Special Opportunities Service Class             --        (547,169)        (547,169)
LVIP Dimensional Non-U.S. Equity Standard Class               --             (53)             (53)
LVIP Dimensional Non-U.S. Equity Service Class            11,290         (69,986)         (58,696)
LVIP Dimensional U.S. Equity Standard Class                   --             (40)             (40)
LVIP Dimensional U.S. Equity Service Class                    --        (115,264)        (115,264)
LVIP Dimensional/Vanguard Total Bond Standard Class           --             (59)             (59)
LVIP Dimensional/Vanguard Total Bond Service Class        52,524        (217,225)        (164,701)
LVIP Global Income Service Class                      15,198,846      (5,501,319)       9,697,527
LVIP Janus Capital Appreciation Standard Class             4,948         (41,125)         (36,177)
LVIP Janus Capital Appreciation Service Class                 --        (959,093)        (959,093)
LVIP JPMorgan High Yield Service Class                 2,928,764        (534,115)       2,394,649
LVIP MFS International Growth Service Class            3,129,899      (1,414,592)       1,715,307
LVIP MFS Value Service Class                           6,420,098      (5,854,075)         566,023
LVIP Mid-Cap Value Service Class                              --        (688,717)        (688,717)
LVIP Mondrian International Value Standard Class         578,801        (343,002)         235,799
LVIP Mondrian International Value Service Class        3,148,111      (1,804,732)       1,343,379
LVIP Money Market Standard Class                          19,376      (1,012,371)        (992,995)
LVIP Money Market Service Class                          108,896      (6,167,638)      (6,058,742)
LVIP Protected Profile 2010 Service Class                 63,309        (143,281)         (79,972)
LVIP Protected Profile 2020 Service Class                131,852        (290,072)        (158,220)
LVIP Protected Profile 2030 Service Class                 67,368        (183,411)        (116,043)
LVIP Protected Profile 2040 Service Class                 39,393        (108,010)         (68,617)
LVIP Protected Profile Conservative Service Class      7,008,347      (6,688,429)         319,918
LVIP Protected Profile Growth Service Class           12,476,724     (12,070,170)         406,554
LVIP Protected Profile Moderate Service Class         17,853,665     (19,856,418)      (2,002,753)
LVIP SSgA Bond Index Service Class                    27,284,039     (16,764,720)      10,519,319
LVIP SSgA Conservative Index Allocation Service
   Class                                                  35,483        (271,035)        (235,552)
LVIP SSgA Conservative Structured Allocation
   Service Class                                         152,967      (1,355,336)      (1,202,369)
LVIP SSgA Developed International 150 Service Class    3,156,208      (2,352,273)         803,935
LVIP SSgA Emerging Markets 100 Standard Class                 --             (17)             (17)
LVIP SSgA Emerging Markets 100 Service Class           3,949,987      (2,847,981)       1,102,006
LVIP SSgA Global Tactical Allocation Service Class     2,138,985      (2,480,806)        (341,821)
LVIP SSgA International Index Service Class            2,279,969      (3,376,788)      (1,096,819)
LVIP SSgA Large Cap 100 Service Class                  3,945,258      (4,948,910)      (1,003,652)
LVIP SSgA Moderate Index Allocation Service Class         32,335        (634,621)        (602,286)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                 354,415      (3,276,199)      (2,921,784)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                           9,706        (670,481)        (660,775)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                              234,501      (2,320,245)      (2,085,744)
LVIP SSgA S&P 500 Index Standard Class                    18,276         (30,669)         (12,393)

                                                                       DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP American Global Growth Service Class II          $  (135,288)   $       150    $  (135,138)    $ (2,838,602)    $ (3,302,658)
LVIP American Global Small Capitalization Service
   Class II                                              (286,021)           192       (285,829)      (5,574,652)      (6,072,802)
LVIP American Growth Service Class II                    (434,361)           111       (434,250)      (6,913,845)      (8,644,595)
LVIP American Growth-Income Service Class II             (351,371)            69       (351,302)      (1,744,897)      (3,012,361)
LVIP American International Service Class II             (504,976)           119       (504,857)      (7,812,923)      (8,972,006)
LVIP Baron Growth Opportunities Service Class           5,784,600             --      5,784,600       (2,743,978)       1,424,066
LVIP BlackRock Inflation Protected Bond Service
   Class                                                1,184,087      1,595,361      2,779,448        5,944,686       10,393,865
LVIP Capital Growth Service Class                       2,882,847             --      2,882,847      (22,197,369)     (21,061,088)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                1,377,282             --      1,377,282       (8,699,517)      (8,638,813)
LVIP Columbia Value Opportunities Service Class           623,865             --        623,865       (1,268,308)        (985,699)
LVIP Delaware Bond Standard Class                       4,655,551      4,392,375      9,047,926       (1,004,659)      10,930,002
LVIP Delaware Bond Service Class                       15,408,707     42,366,906     57,775,613        7,810,520       97,590,527
LVIP Delaware Diversified Floating Rate Service
   Class                                                 (207,592)        88,900       (118,692)      (3,270,549)      (2,928,539)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                        (138,733)            --       (138,733)        (282,332)        (385,736)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         (351,780)            --       (351,780)        (640,270)        (995,223)
LVIP Delaware Growth and Income Service Class             520,250             --        520,250         (482,215)        (295,220)
LVIP Delaware Social Awareness Standard Class             431,881             --        431,881         (360,570)         (32,939)
LVIP Delaware Social Awareness Service Class              966,099             --        966,099         (857,168)        (454,030)
LVIP Delaware Special Opportunities Service Class         996,669      2,822,676      3,819,345       (6,067,466)      (2,795,290)
LVIP Dimensional Non-U.S. Equity Standard Class                (2)            --             (2)            (379)            (434)
LVIP Dimensional Non-U.S. Equity Service Class            (57,050)            --        (57,050)        (708,007)        (823,753)
LVIP Dimensional U.S. Equity Standard Class                    --             --             --              410              370
LVIP Dimensional U.S. Equity Service Class                 (1,518)            --         (1,518)         888,435          771,653
LVIP Dimensional/Vanguard Total Bond Standard Class            --             --             --              415              356
LVIP Dimensional/Vanguard Total Bond Service Class         44,421             --         44,421          551,518          431,238
LVIP Global Income Service Class                        1,831,788        481,381      2,313,169      (17,826,473)      (5,815,777)
LVIP Janus Capital Appreciation Standard Class            109,006             --        109,006         (233,426)        (160,597)
LVIP Janus Capital Appreciation Service Class           3,919,101             --      3,919,101       (6,434,322)      (3,474,314)
LVIP JPMorgan High Yield Service Class                   (140,397)            --       (140,397)      (1,896,851)         357,401
LVIP MFS International Growth Service Class               373,122             --        373,122      (15,784,683)     (13,696,254)
LVIP MFS Value Service Class                            6,471,553             --      6,471,553      (14,777,853)      (7,740,277)
LVIP Mid-Cap Value Service Class                        2,259,757             --      2,259,757       (6,213,444)      (4,642,404)
LVIP Mondrian International Value Standard Class         (199,084)            --       (199,084)      (1,028,130)        (991,415)
LVIP Mondrian International Value Service Class        (1,104,881)            --     (1,104,881)      (6,616,290)      (6,377,792)
LVIP Money Market Standard Class                                3             77             80               (3)        (992,918)
LVIP Money Market Service Class                                 7            526            533               (7)      (6,058,216)
LVIP Protected Profile 2010 Service Class                 364,891             --        364,891         (340,614)         (55,695)
LVIP Protected Profile 2020 Service Class                 433,508             --        433,508         (562,311)        (287,023)
LVIP Protected Profile 2030 Service Class                 470,478             --        470,478         (580,438)        (226,003)
LVIP Protected Profile 2040 Service Class                 190,417             --        190,417         (349,307)        (227,507)
LVIP Protected Profile Conservative Service Class       9,084,870             --      9,084,870       (2,592,841)       6,811,947
LVIP Protected Profile Growth Service Class             1,515,003             --      1,515,003      (17,589,904)     (15,668,347)
LVIP Protected Profile Moderate Service Class          10,729,140             --     10,729,140      (20,085,743)     (11,359,356)
LVIP SSgA Bond Index Service Class                     12,270,447        128,141     12,398,588       28,757,125       51,675,032
LVIP SSgA Conservative Index Allocation Service
   Class                                                    8,220            192          8,412          139,610          (87,530)
LVIP SSgA Conservative Structured Allocation
   Service Class                                           29,494         31,517         61,011          925,497         (215,861)
LVIP SSgA Developed International 150 Service Class     2,874,581             --      2,874,581      (23,168,217)     (19,489,701)
LVIP SSgA Emerging Markets 100 Standard Class                  (1)            --             (1)            (596)            (614)
LVIP SSgA Emerging Markets 100 Service Class            8,467,683     12,789,652     21,257,335      (50,496,450)     (28,137,109)
LVIP SSgA Global Tactical Allocation Service Class     (2,944,102)            --     (2,944,102)      (2,922,772)      (6,208,695)
LVIP SSgA International Index Service Class             3,106,004             --      3,106,004      (30,438,210)     (28,429,025)
LVIP SSgA Large Cap 100 Service Class                  13,482,808             --     13,482,808      (10,753,276)       1,725,880
LVIP SSgA Moderate Index Allocation Service Class        (159,414)           703       (158,711)        (596,864)      (1,357,861)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                 (157,438)       145,760        (11,678)      (4,288,424)      (7,221,886)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                         (183,156)           523       (182,633)      (1,619,999)      (2,463,407)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                              (495,878)       105,819       (390,059)      (6,726,012)      (9,201,815)
LVIP SSgA S&P 500 Index Standard Class                    119,002             --        119,002         (100,731)           5,878

See accompanying notes.

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------  ----------  -----------------  -------------
LVIP SSgA S&P 500 Index Service Class                $2,839,222     $(7,192,749)    $(4,353,527)
LVIP SSgA Small-Cap Index Standard Class                     --             (14)            (14)
LVIP SSgA Small-Cap Index Service Class                 131,745      (2,094,694)     (1,962,949)
LVIP SSgA Small-Mid Cap 200 Service Class             1,282,543      (1,569,619)       (287,076)
LVIP T. Rowe Price Growth Stock Service Class                --      (1,434,118)     (1,434,118)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                            --         (44,909)        (44,909)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                             --        (910,514)       (910,514)
LVIP Templeton Growth Service Class                   2,337,912      (1,852,957)        484,955
LVIP Turner Mid-Cap Growth Service Class                     --        (607,318)       (607,318)
LVIP Vanguard Domestic Equity ETF Service Class          46,897         (57,852)        (10,955)
LVIP Vanguard International Equity ETF Service
   Class                                                     --         (40,420)        (40,420)
LVIP Wells Fargo Intrinsic Value Service Class          238,652        (504,454)       (265,802)
Lord Abbett Fundamental Equity Class VC                  30,021        (115,048)        (85,027)
MFS VIT Core Equity Service Class                        16,199         (40,180)        (23,981)
MFS VIT Growth Initial Class                              5,552         (41,723)        (36,171)
MFS VIT Growth Service Class                              3,434        (267,476)       (264,042)
MFS VIT Total Return Initial Class                      329,693        (184,922)        144,771
MFS VIT Total Return Service Class                    7,253,459      (5,035,556)      2,217,903
MFS VIT Utilities Initial Class                         380,140        (169,340)        210,800
MFS VIT Utilities Service Class                       5,576,525      (2,975,491)      2,601,034
Morgan Stanley UIF Capital Growth Class II                   --         (12,885)        (12,885)
NB AMT Mid-Cap Growth I Class                                --        (801,816)       (801,816)
NB AMT Regency I Class                                  289,030        (785,619)       (496,589)
Oppenheimer Global Securities Service Class              43,142         (50,768)         (7,626)
PIMCO VIT Commodity Real Return Advisor Class         2,180,976        (241,040)      1,939,936
Putnam VT Global Health Care Class IB                    23,328         (44,748)        (21,420)
Putnam VT Growth & Income Class IB                       20,301         (27,237)         (6,936)

                                                                       DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                           ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP SSgA S&P 500 Index Service Class                 $13,942,610      $     --      $13,942,610    $ (8,757,497)     $   831,586
LVIP SSgA Small-Cap Index Standard Class                       --            --               --             (77)             (91)
LVIP SSgA Small-Cap Index Service Class                 4,949,130            --        4,949,130     (10,335,199)      (7,349,018)
LVIP SSgA Small-Mid Cap 200 Service Class               4,788,670            --        4,788,670      (8,045,424)      (3,543,830)
LVIP T. Rowe Price Growth Stock Service Class           3,390,348            --        3,390,348      (5,712,295)      (3,756,065)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         279,259            --          279,259        (344,508)        (110,158)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                        2,416,584            --        2,416,584      (5,038,921)      (3,532,851)
LVIP Templeton Growth Service Class                       (78,063)           --          (78,063)     (6,664,799)      (6,257,907)
LVIP Turner Mid-Cap Growth Service Class                1,087,816            --        1,087,816      (4,700,882)      (4,220,384)
LVIP Vanguard Domestic Equity ETF Service Class           (32,241)           --          (32,241)        334,012          290,816
LVIP Vanguard International Equity ETF Service
   Class                                                  (12,361)           --          (12,361)       (497,798)        (550,579)
LVIP Wells Fargo Intrinsic Value Service Class            113,066            --          113,066      (1,505,449)      (1,658,185)
Lord Abbett Fundamental Equity Class VC                   225,488       487,828          713,316      (1,308,409)        (680,120)
MFS VIT Core Equity Service Class                         126,927            --          126,927        (163,830)         (60,884)
MFS VIT Growth Initial Class                              (35,440)           --          (35,440)         28,140          (43,471)
MFS VIT Growth Service Class                              917,966            --          917,966      (1,386,788)        (732,864)
MFS VIT Total Return Initial Class                         47,866            --           47,866        (135,577)          57,060
MFS VIT Total Return Service Class                          5,495            --            5,495      (2,431,051)        (207,653)
MFS VIT Utilities Initial Class                           403,867            --          403,867          14,610          629,277
MFS VIT Utilities Service Class                         3,150,618            --        3,150,618       2,571,192        8,322,844
Morgan Stanley UIF Capital Growth Class II                 65,784            --           65,784        (109,297)         (56,398)
NB AMT Mid-Cap Growth I Class                           4,471,252            --        4,471,252      (3,947,591)        (278,155)
NB AMT Regency I Class                                  1,331,664            --        1,331,664      (4,506,814)      (3,671,739)
Oppenheimer Global Securities Service Class                62,846            --           62,846        (680,365)        (625,145)
PIMCO VIT Commodity Real Return Advisor Class              50,504            --           50,504      (3,361,576)      (1,371,136)
Putnam VT Global Health Care Class IB                      27,452        74,966          102,418        (151,962)         (70,964)
Putnam VT Growth & Income Class IB                       (162,076)           --         (162,076)         74,332          (94,680)

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                    ABVPSF
                                                    GLOBAL       ABVPSF                       ABVPSF
                                                   THEMATIC      GROWTH         ABVPSF       LARGE CAP
                                                    GROWTH     AND INCOME   INTERNATIONAL     GROWTH
                                                    CLASS B     CLASS B     VALUE CLASS B     CLASS B
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -----------  ------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                    $27,481,352  $145,245,860   $116,859,013  $14,747,140
Changes From Operations:
   - Net investment income (loss)                     88,067    (2,261,139)     2,487,359     (174,029)
   - Net realized gain (loss) on investments         326,911    (9,443,179)    (7,537,796)      27,103
   - Net change in unrealized appreciation or
     depreciation on investments                   3,542,881    27,110,122     13,178,540    1,083,009
                                                 -----------  ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 3,957,859    15,405,804      8,128,103      936,083
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            1,962,059     7,591,190     18,978,532       56,676
   - Contract withdrawals and transfers to
     annuity reserves                             (3,042,746)  (15,532,866)    (7,299,880)  (2,161,019)
   - Contract transfers                             (843,768)    1,181,376     40,713,736     (615,507)
                                                 -----------  ------------   ------------  -----------
                                                  (1,924,455)   (6,760,300)    52,392,388   (2,719,850)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --           --
   - Annuity Payments                                 (1,793)      (13,622)        (5,355)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --         1,205              2           --
                                                 -----------  ------------   ------------  -----------
                                                      (1,793)      (12,417)        (5,353)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,926,248)   (6,772,717)    52,387,035   (2,719,850)
                                                 -----------  ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,031,611     8,633,087     60,515,138   (1,783,767)
                                                 -----------  ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2010                   29,512,963   153,878,947    177,374,151   12,963,373
Changes From Operations:
   - Net investment income (loss)                   (365,432)     (732,353)     5,584,584     (174,221)
   - Net realized gain (loss) on investments         498,055    (4,578,913)    (4,812,633)     421,824
   - Net change in unrealized appreciation or
     depreciation on investments                  (7,720,035)   11,634,524    (43,176,878)    (708,542)
                                                 -----------  ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (7,587,412)    6,323,258    (42,404,927)    (460,939)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            4,171,031     7,164,944     17,426,531       67,954
   - Contract withdrawals and transfers to
     annuity reserves                             (2,119,141)  (19,499,455)   (10,618,408)  (2,362,056)
   - Contract transfers                           (1,113,836)   (3,826,985)    40,905,443     (481,153)
                                                 -----------  ------------   ------------  -----------
                                                     938,054   (16,161,496)    47,713,566   (2,775,255)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --        19,163             --           --
   - Annuity Payments                                   (207)      (13,643)        (5,323)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --         1,177              1           --
                                                 -----------  ------------   ------------  -----------
                                                        (207)        6,697         (5,322)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            937,847   (16,154,799)    47,708,244   (2,775,255)
                                                 -----------  ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (6,649,565)   (9,831,541)     5,303,317   (3,236,194)
                                                 -----------  ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2011                  $22,863,398  $144,047,406   $182,677,468  $ 9,727,179
                                                 ===========  ============   ============  ===========

                                                                  AMERICAN      AMERICAN       AMERICAN
                                                                   CENTURY        FUNDS          FUNDS
                                                    ABVPSF      VP INFLATION     GLOBAL      GLOBAL SMALL
                                                 SMALL/MID CAP   PROTECTION      GROWTH     CAPITALIZATION  AMERICAN FUNDS
                                                 VALUE CLASS B    CLASS II       CLASS 2        CLASS 2     GROWTH CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  ------------  ------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                     $104,160,839  $387,360,324  $279,623,028   $288,154,824   $1,713,386,575
Changes From Operations:
   - Net investment income (loss)                   (1,657,474)     (164,118)     (161,888)       962,285      (16,136,131)
   - Net realized gain (loss) on investments            79,006     4,437,401    (1,624,228)      (627,381)     (14,223,638)
   - Net change in unrealized appreciation or
     depreciation on investments                    29,173,097     9,419,766    32,033,296     66,309,880      312,374,236
                                                  ------------  ------------  ------------   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  27,594,629    13,693,049    30,247,180     66,644,784      282,014,467
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             16,361,177    66,270,959    28,971,020     41,546,882      121,754,532
   - Contract withdrawals and transfers to
     annuity reserves                               (9,375,915)  (37,696,225)  (21,103,150)   (23,765,638)    (142,936,764)
   - Contract transfers                             11,824,705    64,542,266    13,537,303     33,356,956      (29,252,347)
                                                  ------------  ------------  ------------   ------------   --------------
                                                    18,809,967    93,117,000    21,405,173     51,138,200      (50,434,579)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                60,063        60,063        46,679          7,669          190,448
   - Annuity Payments                                   (1,543)       (3,652)      (11,589)       (11,032)         (74,593)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (33)          517          (510)           935           (6,591)
                                                  ------------  ------------  ------------   ------------   --------------
                                                        58,487        56,928        34,580         (2,428)         109,264
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           18,868,454    93,173,928    21,439,753     51,135,772      (50,325,315)
                                                  ------------  ------------  ------------   ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             46,463,083   106,866,977    51,686,933    117,780,556      231,689,152
                                                  ------------  ------------  ------------   ------------   --------------
NET ASSETS AT DECEMBER 31, 2010                    150,623,922   494,227,301   331,309,961    405,935,380    1,945,075,727
Changes From Operations:
   - Net investment income (loss)                   (1,796,719)   11,430,254      (888,635)      (308,000)     (18,854,487)
   - Net realized gain (loss) on investments         5,519,276    15,917,749     3,234,749      3,685,372       30,655,758
   - Net change in unrealized appreciation or
     depreciation on investments                   (16,910,374)   19,027,861   (34,115,811)   (88,462,536)    (108,754,871)
                                                  ------------  ------------  ------------   ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (13,187,817)   46,375,864   (31,769,697)   (85,085,164)     (96,953,600)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             14,979,243     6,083,113     6,047,972     21,805,153       26,628,049
   - Contract withdrawals and transfers to
     annuity reserves                              (12,564,347)  (40,871,875)  (24,208,927)   (30,013,770)    (175,071,129)
   - Contract transfers                             (8,751,464)  (25,500,774)   (3,687,440)    49,269,391     (101,289,537)
                                                  ------------  ------------  ------------   ------------   --------------
                                                    (6,336,568)  (60,289,536)  (21,848,395)    41,060,774     (249,732,617)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --        32,852        12,659             --           38,537
   - Annuity Payments                                   (4,755)       (9,679)      (12,336)       (11,457)         (96,945)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   6           564           849          2,516              (21)
                                                  ------------  ------------  ------------   ------------   --------------
                                                        (4,749)       23,737         1,172         (8,941)         (58,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,341,317)  (60,265,799)  (21,847,223)    41,051,833     (249,791,046)
                                                  ------------  ------------  ------------   ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (19,529,134)  (13,889,935)  (53,616,920)   (44,033,331)    (346,744,646)
                                                  ------------  ------------  ------------   ------------   --------------
NET ASSETS AT DECEMBER 31, 2011                   $131,094,788  $480,337,366  $277,693,041   $361,902,049   $1,598,331,081
                                                  ============  ============  ============   ============   ==============

                                                                    AMERICAN        BLACKROCK      DELAWARE VIP
                                                 AMERICAN FUNDS       FUNDS          GLOBAL         DIVERSIFIED
                                                  GROWTH-INCOME   INTERNATIONAL  ALLOCATION V.I.      INCOME
                                                     CLASS 2         CLASS 2        CLASS III      SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                 --------------  --------------  ---------------  --------------
NET ASSETS AT JANUARY 1, 2010                    $1,766,480,965  $ 690,446,358   $  203,695,578   $  715,222,239
Changes From Operations:
   - Net investment income (loss)                      (977,966)     3,234,681         (227,747)      22,235,713
   - Net realized gain (loss) on investments        (19,884,171)    (5,429,423)       5,005,435       14,641,894
   - Net change in unrealized appreciation or
     depreciation on investments                    196,483,474     43,502,953       36,508,309       10,745,185
                                                 --------------  -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  175,621,337     41,308,211       41,285,997       47,622,792
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             115,629,269     62,959,658      192,117,891      146,750,882
   - Contract withdrawals and transfers to
     annuity reserves                              (150,851,178)   (56,764,412)     (17,458,143)     (68,397,817)
   - Contract transfers                              59,039,134     25,892,480      197,859,645      157,227,296
                                                 --------------  -------------   --------------   --------------
                                                     23,817,225     32,087,726      372,519,393      235,580,361
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 42,910        126,634          129,776           24,963
   - Annuity Payments                                  (214,604)       (33,434)          (5,098)         (27,972)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               (4,755)           358              (42)            (136)
                                                 --------------  -------------   --------------   --------------
                                                       (176,449)        93,558          124,636           (3,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            23,640,776     32,181,284      372,644,029      235,577,216
                                                 --------------  -------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             199,262,113     73,489,495      413,930,026      283,200,008
                                                 --------------  -------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2010                   1,965,743,078    763,935,853      617,625,604      998,422,247
Changes From Operations:
   - Net investment income (loss)                       152,979      1,029,900        9,546,579       25,109,261
   - Net realized gain (loss) on investments          4,349,682        738,214       29,399,419       53,955,639
   - Net change in unrealized appreciation or
     depreciation on investments                    (64,801,777)  (110,857,418)     (94,967,002)     (30,828,894)
                                                 --------------  -------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (60,299,116)  (109,089,304)     (56,021,004)      48,236,006
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              52,600,449     20,174,181      322,962,930      165,108,246
   - Contract withdrawals and transfers to
     annuity reserves                              (176,302,781)   (64,469,248)     (44,690,294)     (88,590,750)
   - Contract transfers                                 744,110     11,523,658      199,218,473       67,682,307
                                                 --------------  -------------   --------------   --------------
                                                   (122,958,222)   (32,771,409)     477,491,109      144,199,803
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 22,831         21,996            9,920               --
   - Annuity Payments                                  (221,422)       (37,550)         (16,609)         (26,122)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                5,711          1,411               11           (5,363)
                                                 --------------  -------------   --------------   --------------
                                                       (192,880)       (14,143)          (6,678)         (31,485)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (123,151,102)   (32,785,552)     477,484,431      144,168,318
                                                 --------------  -------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (183,450,218)  (141,874,856)     421,463,427      192,404,324
                                                 --------------  -------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2011                  $1,782,292,860  $ 622,060,997   $1,039,089,031   $1,190,826,571
                                                 ==============  =============   ==============   ==============

See accompanying notes.

                                                                                             DELAWARE VIP
                                                  DELAWARE VIP  DELAWARE VIP                 INTERNATIONAL
                                                    EMERGING     HIGH YIELD    DELAWARE VIP  VALUE EQUITY
                                                    MARKETS       STANDARD      HIGH YIELD     STANDARD
                                                 SERVICE CLASS     CLASS      SERVICE CLASS      CLASS
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $223,132,089   $ 7,859,946   $265,885,036     $ 373,841
Changes From Operations:
   - Net investment income (loss)                  (2,662,468)      483,302     15,988,536         8,674
   - Net realized gain (loss) on investments        1,648,785       662,817      9,019,747       (35,226)
   - Net change in unrealized appreciation or
     depreciation on investments                   41,760,278        24,107      9,563,102        54,456
                                                 ------------   -----------   ------------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 40,746,595     1,170,226     34,571,385        27,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            40,467,163        26,204     22,709,137           111
   - Contract withdrawals and transfers to
     annuity reserves                             (18,140,980)   (1,166,721)   (28,170,921)      (12,684)
   - Contract transfers                            26,665,367     3,733,195     24,431,694       (54,566)
                                                 ------------   -----------   ------------     ---------
                                                   48,991,550     2,592,678     18,969,910       (67,139)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               67,304            --        135,493            --
   - Annuity Payments                                    (961)         (272)       (26,669)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                            (20,626)           38            680            --
                                                 ------------   -----------   ------------     ---------
                                                       45,717          (234)       109,504            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          49,037,267     2,592,444     19,079,414       (67,139)
                                                 ------------   -----------   ------------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            89,783,862     3,762,670     53,650,799       (39,235)
                                                 ------------   -----------   ------------     ---------
NET ASSETS AT DECEMBER 31, 2010                   312,915,951    11,622,616    319,535,835       334,606
Changes From Operations:
   - Net investment income (loss)                    (269,638)      489,277     20,279,755          (552)
   - Net realized gain (loss) on investments        4,302,383       600,126      9,904,365       (33,662)
   - Net change in unrealized appreciation or
     depreciation on investments                  (78,398,190)     (906,264)   (26,780,195)      (12,755)
                                                 ------------   -----------   ------------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (74,365,445)      183,139      3,403,925       (46,969)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            63,928,613        18,988      3,107,775         1,328
   - Contract withdrawals and transfers to
     annuity reserves                             (24,329,768)     (926,688)   (32,112,346)      (58,144)
   - Contract transfers                            30,234,761    (5,644,924)   (50,140,182)       (8,299)
                                                 ------------   -----------   ------------     ---------
                                                   69,833,606    (6,552,624)   (79,144,753)      (65,115)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                4,209            --             --            --
   - Annuity Payments                                  (9,504)         (281)       (54,704)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                (20)           40          1,182            --
                                                 ------------   -----------   ------------     ---------
                                                       (5,315)         (241)       (53,522)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          69,828,291    (6,552,865)   (79,198,275)      (65,115)
                                                 ------------   -----------   ------------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,537,154)   (6,369,726)   (75,794,350)     (112,084)
                                                 ------------   -----------   ------------     ---------
NET ASSETS AT DECEMBER 31, 2011                  $308,378,797   $ 5,252,890   $243,741,485     $ 222,522
                                                 ============   ===========   ============     =========

                                                 DELAWARE VIP                               DELAWARE VIP
                                                 LIMITED-TERM     DELAWARE                   SMALL CAP    DELAWARE VIP
                                                  DIVERSIFIED     VIP REIT     DELAWARE        VALUE        SMALL CAP
                                                    INCOME        STANDARD     VIP REIT       STANDARD        VALUE
                                                 SERVICE CLASS     CLASS     SERVICE CLASS     CLASS      SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 -------------  -----------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $362,100,137   $ 4,993,625  $ 89,686,763   $ 8,885,188   $247,088,668
Changes From Operations:
   - Net investment income (loss)                   3,202,363        70,133       890,741       (67,826)    (3,219,089)
   - Net realized gain (loss) on investments        5,640,276      (556,874)  (13,626,248)      418,073       (254,240)
   - Net change in unrealized appreciation or
     depreciation on investments                    3,335,434     1,633,527    34,183,419     2,070,926     74,841,961
                                                 ------------   -----------  ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 12,178,073     1,146,786    21,447,912     2,421,173     71,368,632
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           118,665,809        22,296     6,217,771        13,239     22,988,917
   - Contract withdrawals and transfers to
     annuity reserves                             (39,702,580)     (798,368)  (12,039,714)   (1,378,119)   (23,776,911)
   - Contract transfers                           205,289,661       (19,599)    5,262,827      (408,796)    (8,227,292)
                                                 ------------   -----------  ------------   -----------   ------------
                                                  284,252,890      (795,671)     (559,116)   (1,773,676)    (9,015,286)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               35,635          (165)           --            --             --
   - Annuity Payments                                (180,302)      (15,094)      (27,937)         (954)       (12,433)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 85            79        (1,059)           59            108
                                                 ------------   -----------  ------------   -----------   ------------
                                                     (144,582)      (15,180)      (28,996)         (895)       (12,325)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         284,108,308      (810,851)     (588,112)   (1,774,571)    (9,027,611)
                                                 ------------   -----------  ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           296,286,381       335,935    20,859,800       646,602     62,341,021
                                                 ------------   -----------  ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                   658,386,518     5,329,560   110,546,563     9,531,790    309,429,689
Changes From Operations:
   - Net investment income (loss)                   2,120,776         9,320      (379,609)      (76,396)    (4,390,145)
   - Net realized gain (loss) on investments       13,536,486      (332,861)   (6,584,392)      541,789      8,456,944
   - Net change in unrealized appreciation or
     depreciation on investments                   (7,161,332)      774,774    16,579,762      (692,606)   (14,151,810)
                                                 ------------   -----------  ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  8,495,930       451,233     9,615,761      (227,213)   (10,085,011)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           122,289,416        64,624    13,543,338        20,054     44,976,531
   - Contract withdrawals and transfers to
     annuity reserves                             (56,570,382)   (1,086,368)  (15,371,860)   (1,411,606)   (30,363,861)
   - Contract transfers                           178,815,499       (81,576)    6,569,505      (385,111)     9,549,434
                                                 ------------   -----------  ------------   -----------   ------------
                                                  244,534,533    (1,103,320)    4,740,983    (1,776,663)    24,162,104
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --          8,501
   - Annuity Payments                                 (39,919)      (17,344)      (30,092)       (1,054)       (15,402)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                670           306           955            58         (1,677)
                                                 ------------   -----------  ------------   -----------   ------------
                                                      (39,249)      (17,038)      (29,137)         (996)        (8,578)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         244,495,284    (1,120,358)    4,711,846    (1,777,659)    24,153,526
                                                 ------------   -----------  ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           252,991,214      (669,125)   14,327,607    (2,004,872)    14,068,515
                                                 ------------   -----------  ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                  $911,377,732   $ 4,660,435  $124,874,170   $ 7,526,918   $323,498,204
                                                 ============   ===========  ============   ===========   ============

                                                 DELAWARE VIP
                                                   SMID CAP     DELAWARE VIP    DELAWARE
                                                    GROWTH        SMID CAP      VIP TREND     DELAWARE
                                                   STANDARD        GROWTH       STANDARD     VIP TREND
                                                     CLASS     SERVICE CLASS      CLASS    SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2010                    $        --   $         --   $ 8,405,150  $ 66,463,438
Changes From Operations:
   - Net investment income (loss)                    (29,860)      (304,616)      (90,844)     (860,311)
   - Net realized gain (loss) on investments          37,671        519,934       402,773     7,769,905
   - Net change in unrealized appreciation or
     depreciation on investments                   1,141,154      9,733,756     1,168,329     5,121,804
                                                 -----------   ------------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,148,965      9,949,074     1,480,258    12,031,398
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                7,085        766,517        48,041     2,039,913
   - Contract withdrawals and transfers to
     annuity reserves                               (332,279)    (3,459,005)   (1,199,707)   (6,167,430)
   - Contract transfers                            8,553,412     77,646,323    (8,664,465)  (74,302,949)
                                                 -----------   ------------   -----------  ------------
                                                   8,228,218     74,953,835    (9,816,131)  (78,430,466)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --             --            --            --
   - Annuity Payments                                 62,991         61,002       (69,277)      (64,370)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             2,177             16            --            --
                                                 -----------   ------------   -----------  ------------
                                                      65,168         61,018       (69,277)      (64,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          8,293,386     75,014,853    (9,885,408)  (78,494,836)
                                                 -----------   ------------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            9,442,351     84,963,927    (8,405,150)  (66,463,438)
                                                 -----------   ------------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2010                    9,442,351     84,963,927            --            --
Changes From Operations:
   - Net investment income (loss)                    (40,123)      (957,085)           --            --
   - Net realized gain (loss) on investments         613,333      7,814,691            --            --
   - Net change in unrealized appreciation or
     depreciation on investments                      72,008     (3,042,981)           --            --
                                                 -----------   ------------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   645,218      3,814,625            --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               29,289     17,585,979            --            --
   - Contract withdrawals and transfers to
     annuity reserves                             (1,634,990)   (13,158,415)           --            --
   - Contract transfers                               56,538     22,409,694            --            --
                                                 -----------   ------------   -----------  ------------
                                                  (1,549,163)    26,837,258            --            --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --             --            --            --
   - Annuity Payments                                 (7,876)        (4,241)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             2,314             23            --            --
                                                 -----------   ------------   -----------  ------------
                                                      (5,562)        (4,218)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,554,725)    26,833,040            --            --
                                                 -----------   ------------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (909,507)    30,647,665            --            --
                                                 -----------   ------------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2011                  $ 8,532,844   $115,611,592   $        --  $         --
                                                 ===========   ============   ===========  ============

See accompanying notes.

                                                                                               DWS VIP
                                                                  DELAWARE                   ALTERNATIVE
                                                 DELAWARE VIP    VIP VALUE      DELAWARE        ASSET
                                                  U.S. GROWTH     STANDARD     VIP VALUE     ALLOCATION
                                                 SERVICE CLASS     CLASS     SERVICE CLASS  PLUS CLASS B
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  -----------  -------------  ------------
NET ASSETS AT JANUARY 1, 2010                    $ 62,326,594   $ 6,065,594   $117,051,364  $ 3,278,794
Changes From Operations:
   - Net investment income (loss)                  (1,020,237)       58,367        622,786      (90,309)
   - Net realized gain (loss) on investments        1,834,757      (123,028)    (4,531,928)     207,759
   - Net change in unrealized appreciation or
     depreciation on investments                   12,598,227       831,881     18,824,468    1,069,637
                                                 ------------   -----------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 13,412,747       767,220     14,915,326    1,187,087
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            17,341,706        17,805      6,229,336    6,121,179
   - Contract withdrawals and transfers to
     annuity reserves                              (5,459,668)     (616,857)    (8,816,848)    (710,133)
   - Contract transfers                            37,097,284        50,109     (3,964,742)   8,810,813
                                                 ------------   -----------   ------------  -----------
                                                   48,979,322      (548,943)    (6,552,254)  14,221,859
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --             --           --
   - Annuity Payments                                  (5,204)       (4,635)        (1,825)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                982         1,994         (5,645)          --
                                                 ------------   -----------   ------------  -----------
                                                       (4,222)       (2,641)        (7,470)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          48,975,100      (551,584)    (6,559,724)  14,221,859
                                                 ------------   -----------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            62,387,847       215,636      8,355,602   15,408,946
                                                 ------------   -----------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2010                   124,714,441     6,281,230    125,406,966   18,687,740
Changes From Operations:
   - Net investment income (loss)                  (2,073,828)       34,770         45,065     (213,166)
   - Net realized gain (loss) on investments        5,683,046         9,319       (503,217)     182,805
   - Net change in unrealized appreciation or
     depreciation on investments                    5,969,562       414,586     10,437,986   (1,684,536)
                                                 ------------   -----------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  9,578,780       458,675      9,979,834   (1,714,897)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            40,954,847        51,085     13,775,186   11,941,919
   - Contract withdrawals and transfers to
     annuity reserves                             (10,454,107)   (1,077,787)   (12,936,343)  (1,744,313)
   - Contract transfers                            67,781,110       101,458     17,839,009   10,794,586
                                                 ------------   -----------   ------------  -----------
                                                   98,281,850      (925,244)    18,677,852   20,992,192
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --             --           --
   - Annuity Payments                                  (2,568)       (5,169)        (2,006)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                961         2,013             16           --
                                                 ------------   -----------   ------------  -----------
                                                       (1,607)       (3,156)        (1,990)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          98,280,243      (928,400)    18,675,862   20,992,192
                                                 ------------   -----------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           107,859,023      (469,725)    28,655,696   19,277,295
                                                 ------------   -----------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2011                  $232,573,464   $ 5,811,505   $154,062,662  $37,965,035
                                                 ============   ===========   ============  ===========

                                                    DWS VIP        DWS VIP        DWS VIP        DWS VIP      FIDELITY VIP
                                                   EQUITY 500    EQUITY 500      SMALL CAP      SMALL CAP      CONTRAFUND
                                                 INDEX CLASS A  INDEX CLASS B  INDEX CLASS A  INDEX CLASS B  SERVICE CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2010                     $25,482,492    $33,955,820    $ 7,212,160    $16,755,116    $794,109,979
Changes From Operations:
   - Net investment income (loss)                      95,380         (4,202)       (44,008)      (147,373)     (4,856,091)
   - Net realized gain (loss) on investments          (37,193)      (212,906)      (246,496)    (1,557,454)    (20,890,987)
   - Net change in unrealized appreciation or
     depreciation on investments                    2,805,656      4,199,868      1,756,784      5,030,287     147,489,977
                                                  -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,863,843      3,982,760      1,466,280      3,325,460     121,742,899
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                97,400        146,177         21,249         82,595      66,842,014
   - Contract withdrawals and transfers to
     annuity reserves                              (2,944,068)    (2,536,920)      (932,447)    (1,375,612)    (57,410,744)
   - Contract transfers                              (711,617)      (537,939)      (616,962)    (2,357,147)     13,409,529
                                                  -----------    -----------    -----------    -----------    ------------
                                                   (3,558,285)    (2,928,682)    (1,528,160)    (3,650,164)     22,840,799
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --          99,865
   - Annuity Payments                                 (20,936)        (2,765)        (1,111)        (8,509)         (5,142)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              6,646             94             --              3          (1,588)
                                                  -----------    -----------    -----------    -----------    ------------
                                                      (14,290)        (2,671)        (1,111)        (8,506)         93,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,572,575)    (2,931,353)    (1,529,271)    (3,658,670)     22,933,934
                                                  -----------    -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (708,732)     1,051,407        (62,991)      (333,210)    144,676,833
                                                  -----------    -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                    24,773,760     35,007,227      7,149,169     16,421,906     938,786,812
Changes From Operations:
   - Net investment income (loss)                      43,476        (80,292)       (41,732)      (145,847)     (7,810,940)
   - Net realized gain (loss) on investments          781,428      1,028,584         70,965        (19,596)     (2,485,974)
   - Net change in unrealized appreciation or
     depreciation on investments                     (769,403)      (858,781)      (366,572)      (663,908)    (31,128,712)
                                                  -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     55,501         89,511       (337,339)      (829,351)    (41,425,626)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               135,095        168,098        114,461        150,989     102,967,535
   - Contract withdrawals and transfers to
     annuity reserves                              (4,888,740)    (3,332,191)    (1,698,282)    (2,045,834)    (79,675,938)
   - Contract transfers                            (1,649,565)    (6,063,479)      (224,391)    (1,355,647)     (8,219,885)
                                                  -----------    -----------    -----------    -----------    ------------
                                                   (6,403,210)    (9,227,572)    (1,808,212)    (3,250,492)     15,071,712
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --           9,923
   - Annuity Payments                                 (20,266)        (2,931)          (216)       (10,085)        (12,813)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              6,434             93             --              2          (1,762)
                                                  -----------    -----------    -----------    -----------    ------------
                                                      (13,832)        (2,838)          (216)       (10,083)         (4,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (6,417,042)    (9,230,410)    (1,808,428)    (3,260,575)     15,067,060
                                                  -----------    -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (6,361,541)    (9,140,899)    (2,145,767)    (4,089,926)    (26,358,566)
                                                  -----------    -----------    -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $18,412,219    $25,866,328    $ 5,003,402    $12,331,980    $912,428,246
                                                  ===========    ===========    ===========    ===========    ============

                                                 FIDELITY VIP     FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                                 EQUITY-INCOME   EQUITY-INCOME      GROWTH          GROWTH
                                                 INITIAL CLASS  SERVICE CLASS 2  INITIAL CLASS  SERVICE CLASS 2
                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  ---------------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2010                     $ 7,578,540     $49,328,897     $5,549,321     $ 57,271,821
Changes From Operations:
   - Net investment income (loss)                      22,217         (38,237)       (60,070)        (950,998)
   - Net realized gain (loss) on investments         (500,214)     (3,158,380)      (419,330)      (1,009,528)
   - Net change in unrealized appreciation or
     depreciation on investments                    1,340,169       8,654,080      1,537,613       13,693,008
                                                  -----------     -----------     ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    862,172       5,457,463      1,058,213       11,732,482
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                11,064         152,588         93,567        4,446,118
   - Contract withdrawals and transfers to
     annuity reserves                              (1,125,084)     (5,679,359)      (671,328)      (5,482,323)
   - Contract transfers                              (332,604)     (3,756,052)      (371,940)       4,768,718
                                                  -----------     -----------     ----------     ------------
                                                   (1,446,624)     (9,282,823)      (949,701)       3,732,513
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --             --               --
   - Annuity Payments                                  (2,805)        (15,323)        (9,656)          (1,153)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,597              94          4,792           (4,908)
                                                  -----------     -----------     ----------     ------------
                                                       (1,208)        (15,229)        (4,864)          (6,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,447,832)     (9,298,052)      (954,565)       3,726,452
                                                  -----------     -----------     ----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (585,660)     (3,840,589)       103,648       15,458,934
                                                  -----------     -----------     ----------     ------------
NET ASSETS AT DECEMBER 31, 2010                     6,992,880      45,488,308      5,652,969       72,730,755
Changes From Operations:
   - Net investment income (loss)                      61,391         196,289        (58,103)      (1,600,709)
   - Net realized gain (loss) on investments         (211,317)     (1,684,158)      (105,900)       2,858,635
   - Net change in unrealized appreciation or
     depreciation on investments                      142,203       1,242,128        127,949       (5,560,630)
                                                  -----------     -----------     ----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (7,723)       (245,741)       (36,054)      (4,302,704)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                53,958          98,857          6,667       22,903,838
   - Contract withdrawals and transfers to
     annuity reserves                              (1,040,419)     (6,969,723)      (815,705)      (8,666,638)
   - Contract transfers                              (141,967)     (2,766,522)       (26,173)      30,200,299
                                                  -----------     -----------     ----------     ------------
                                                   (1,128,428)     (9,637,388)      (835,211)      44,437,499
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --          19,163             --           16,426
   - Annuity Payments                                  (3,055)        (14,175)       (11,026)          (2,669)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,514              98          4,628               (1)
                                                  -----------     -----------     ----------     ------------
                                                       (1,541)          5,086         (6,398)          13,756
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,129,969)     (9,632,302)      (841,609)      44,451,255
                                                  -----------     -----------     ----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,137,692)     (9,878,043)      (877,663)      40,148,551
                                                  -----------     -----------     ----------     ------------
NET ASSETS AT DECEMBER 31, 2011                   $ 5,855,188     $35,610,265     $4,775,306     $112,879,306
                                                  ===========     ===========     ==========     ============

See accompanying notes.

                                                                                                     FTVIPT
                                                                                                    FRANKLIN
                                                   FIDELITY VIP   FIDELITY VIP    FIDELITY VIP       INCOME
                                                     MID CAP        OVERSEAS        OVERSEAS       SECURITIES
                                                 SERVICE CLASS 2  INITIAL CLASS  SERVICE CLASS 2     CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 ---------------  -------------  ---------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $259,905,147     $2,561,986     $ 76,136,561    $419,768,277
Changes From Operations:
   - Net investment income (loss)                   (4,761,422)        (2,193)        (287,013)     22,043,614
   - Net realized gain (loss) on investments           412,284       (107,146)      (2,768,577)     (5,423,198)
   - Net change in unrealized appreciation or
     depreciation on investments                    81,108,071        334,873       11,473,228      30,172,761
                                                  ------------     ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  76,758,933        225,534        8,417,638      46,793,177
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             55,425,852         12,190        8,127,342      45,416,339
   - Contract withdrawals and transfers to
     annuity reserves                              (19,187,041)      (488,724)      (6,872,274)    (29,263,135)
   - Contract transfers                             30,653,359        (19,234)       1,169,942      16,101,891
                                                  ------------     ----------     ------------    ------------
                                                    66,892,170       (495,768)       2,425,010      32,255,095
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                83,302             --           33,873              --
   - Annuity Payments                                  (11,821)       (12,368)          (8,571)         (2,401)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   1          5,841              600               1
                                                  ------------     ----------     ------------    ------------
                                                        71,482         (6,527)          25,902          (2,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           66,963,652       (502,295)       2,450,912      32,252,695
                                                  ------------     ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            143,722,585       (276,761)      10,868,550      79,045,872
                                                  ------------     ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2010                    403,627,732      2,285,225       87,005,111     498,814,149
Changes From Operations:
   - Net investment income (loss)                   (7,012,068)        (1,871)        (412,099)     21,357,376
   - Net realized gain (loss) on investments         6,665,242        (27,627)      (1,056,254)       (949,065)
   - Net change in unrealized appreciation or
     depreciation on investments                   (57,531,357)      (361,969)     (15,556,957)    (16,796,673)
                                                  ------------     ----------     ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (57,878,183)      (391,467)     (17,025,310)      3,611,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             82,576,781          5,240        6,867,756      57,305,637
   - Contract withdrawals and transfers to
     annuity reserves                              (29,920,975)      (198,085)      (8,538,076)    (42,391,345)
   - Contract transfers                             27,781,838         (4,075)       5,229,525      12,726,573
                                                  ------------     ----------     ------------    ------------
                                                    80,437,644       (196,920)       3,559,205      27,640,865
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 9,875             --           30,114              --
   - Annuity Payments                                  (19,151)       (12,650)         (14,375)         (2,510)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   5          4,567              666               1
                                                  ------------     ----------     ------------    ------------
                                                        (9,271)        (8,083)          16,405          (2,509)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           80,428,373       (205,003)       3,575,610      27,638,356
                                                  ------------     ----------     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             22,550,190       (596,470)     (13,449,700)     31,249,994
                                                  ------------     ----------     ------------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $426,177,922     $1,688,755     $ 73,555,411    $530,064,143
                                                  ============     ==========     ============    ============

                                                     FTVIPT
                                                    FRANKLIN                      FTVIPT        FTVIPT        GOLDMAN
                                                 SMALL-MID CAP      FTVIPT       TEMPLETON    TEMPLETON      SACHS VIT
                                                     GROWTH     MUTUAL SHARES   GLOBAL BOND     GROWTH       LARGE CAP
                                                   SECURITIES     SECURITIES    SECURITIES    SECURITIES       VALUE
                                                    CLASS 2        CLASS 2        CLASS 2      CLASS 2     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $ 84,045,660   $332,056,609   $634,785,795  $ 71,676,759  $ 21,433,908
Changes From Operations:
   - Net investment income (loss)                  (1,456,014)     1,687,369     (1,089,967)     (178,212)      102,128
   - Net realized gain (loss) on investments         (179,118)    (4,661,807)    15,736,563    (5,191,986)       85,804
   - Net change in unrealized appreciation or
     depreciation on investments                   23,129,502     45,096,788     61,693,500     8,497,461     7,714,199
                                                 ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 21,494,370     42,122,350     76,340,096     3,127,263     7,902,131
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            10,559,956     56,598,345      6,281,746       456,670    19,406,757
   - Contract withdrawals and transfers to
     annuity reserves                              (8,310,631)   (21,477,349)   (45,596,246)   (7,867,934)   (1,674,219)
   - Contract transfers                             7,683,604     99,763,159     (8,062,723)   (4,044,328)   47,229,502
                                                 ------------   ------------   ------------  ------------  ------------
                                                    9,932,929    134,884,155    (47,377,223)  (11,455,592)   64,962,040
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --         53,094             --          (151)           --
   - Annuity Payments                                  (2,360)        (3,854)           (85)       (7,843)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                294            106        (13,229)          159            --
                                                 ------------   ------------   ------------  ------------  ------------
                                                       (2,066)        49,346        (13,314)       (7,835)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           9,930,863    134,933,501    (47,390,537)  (11,463,427)   64,962,040
                                                 ------------   ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            31,425,233    177,055,851     28,949,559    (8,336,164)   72,864,171
                                                 ------------   ------------   ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2010                   115,470,893    509,112,460    663,735,354    63,340,595    94,298,079
Changes From Operations:
   - Net investment income (loss)                  (1,837,561)     6,862,193     26,228,079      (177,051)      515,464
   - Net realized gain (loss) on investments        4,236,784        (58,277)    20,307,089    (2,726,959)      356,193
   - Net change in unrealized appreciation or
     depreciation on investments                  (10,187,403)   (19,569,982)   (60,005,090)   (1,496,334)  (13,058,136)
                                                 ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (7,788,180)   (12,766,066)   (13,469,922)   (4,400,344)  (12,186,479)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            10,174,450     71,051,017      5,017,530       293,764    18,208,680
   - Contract withdrawals and transfers to
     annuity reserves                             (11,084,221)   (32,974,823)   (58,030,565)   (8,279,829)   (5,200,885)
   - Contract transfers                            (7,207,289)    80,658,840    (22,628,281)   (2,837,801)   61,602,730
                                                 ------------   ------------   ------------  ------------  ------------
                                                   (8,117,060)   118,735,034    (75,641,316)  (10,823,866)   74,610,525
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --          9,837            --            --
   - Annuity Payments                                  (2,682)        (4,874)          (800)       (8,207)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                353             17             --           306            --
                                                 ------------   ------------   ------------  ------------  ------------
                                                       (2,329)        (4,857)         9,037        (7,901)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (8,119,389)   118,730,177    (75,632,279)  (10,831,767)   74,610,525
                                                 ------------   ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (15,907,569)   105,964,111    (89,102,201)  (15,232,111)   62,424,046
                                                 ------------   ------------   ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                  $ 99,563,324   $615,076,571   $574,633,153  $ 48,108,484  $156,722,125
                                                 ============   ============   ============  ============  ============

                                                                               INVESCO V.I.  INVESCO V.I.
                                                                HUNTINGTON VA    CAPITAL        CAPITAL
                                                 HUNTINGTON VA     DIVIDEND    APPRECIATION  APPRECIATION
                                                   BALANCED        CAPTURE       SERIES I      SERIES II
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                      $     --       $     --      $3,291,006    $1,748,252
Changes From Operations:
   - Net investment income (loss)                        --             --         (21,541)      (18,722)
   - Net realized gain (loss) on investments             --             --        (160,867)      (78,129)
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --         567,814       311,975
                                                   --------       --------      ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --             --         385,406       215,124
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --          21,793         2,340
   - Contract withdrawals and transfers to
     annuity reserves                                    --             --        (445,818)     (282,120)
   - Contract transfers                                  --             --         (79,070)          816
                                                   --------       --------      ----------    ----------
                                                         --             --        (503,095)     (278,964)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --             --              --            --
   - Annuity Payments                                    --             --          (1,109)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --          (4,631)           --
                                                   --------       --------      ----------    ----------
                                                         --             --          (5,740)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --             --        (508,835)     (278,964)
                                                   --------       --------      ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --        (123,429)      (63,840)
                                                   --------       --------      ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                          --             --       3,167,577     1,684,412
Changes From Operations:
   - Net investment income (loss)                     3,902         10,317         (36,914)      (24,376)
   - Net realized gain (loss) on investments         (1,337)           436         (55,948)      (24,631)
   - Net change in unrealized appreciation or
     depreciation on investments                     (8,993)           641        (157,836)      (82,755)
                                                   --------       --------      ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (6,428)        11,394        (250,698)     (131,762)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             920,658        358,923           8,994           641
   - Contract withdrawals and transfers to
     annuity reserves                                (6,892)        (1,989)       (411,548)     (208,327)
   - Contract transfers                              32,251        (50,388)        (62,631)     (125,377)
                                                   --------       --------      ----------    ----------
                                                    946,017        306,546        (465,185)     (333,063)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --             --              --            --
   - Annuity Payments                                    --             --          (1,160)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --              --            --
                                                   --------       --------      ----------    ----------
                                                         --             --          (1,160)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           946,017        306,546        (466,345)     (333,063)
                                                   --------       --------      ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             939,589        317,940        (717,043)     (464,825)
                                                   --------       --------      ----------    ----------
NET ASSETS AT DECEMBER 31, 2011                    $939,589       $317,940      $2,450,534    $1,219,587
                                                   ========       ========      ==========    ==========

See accompanying notes.

                                                                             INVESCO V.I.    INVESCO V.I.
                                                 INVESCO V.I.  INVESCO V.I.  INTERNATIONAL  INTERNATIONAL
                                                  CORE EQUITY  CORE EQUITY      GROWTH          GROWTH
                                                   SERIES I     SERIES II      SERIES I       SERIES II
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                 ------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $11,940,692    $3,868,376    $ 4,428,359    $3,784,526
Changes From Operations:
   - Net investment income (loss)                    (57,990)      (28,331)        27,608         7,411
   - Net realized gain (loss) on investments          13,297         5,377        286,147       168,046
   - Net change in unrealized appreciation or
     depreciation on investments                     830,740       288,324         53,062       160,538
                                                 -----------    ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   786,047       265,370        366,817       335,995
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               53,297        37,556          1,082        74,822
   - Contract withdrawals and transfers to
     annuity reserves                             (1,697,877)     (393,448)      (717,195)     (447,022)
   - Contract transfers                             (434,606)       31,213       (238,190)     (335,974)
                                                 -----------    ----------    -----------    ----------
                                                  (2,079,186)     (324,679)      (954,303)     (708,174)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --            --
   - Annuity Payments                                 (1,033)           --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               259            --             --            --
                                                 -----------    ----------    -----------    ----------
                                                        (774)           --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (2,079,960)     (324,679)      (954,303)     (708,174)
                                                 -----------    ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,293,913)      (59,309)      (587,486)     (372,179)
                                                 -----------    ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                   10,646,779     3,809,067      3,840,873     3,412,347
Changes From Operations:
   - Net investment income (loss)                    (54,798)      (27,047)         3,934       (11,691)
   - Net realized gain (loss) on investments         194,507       109,790        273,313       176,075
   - Net change in unrealized appreciation or
     depreciation on investments                    (238,416)     (114,367)      (569,709)     (410,566)
                                                 -----------    ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (98,707)      (31,624)      (292,462)     (246,182)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               60,224        20,458          5,852        17,783
   - Contract withdrawals and transfers to
     annuity reserves                             (1,414,335)     (461,463)      (532,477)     (489,111)
   - Contract transfers                             (303,058)     (383,968)      (220,338)     (117,511)
                                                 -----------    ----------    -----------    ----------
                                                  (1,657,169)     (824,973)      (746,963)     (588,839)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --            --
   - Annuity Payments                                 (1,109)           --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               327            --             --            --
                                                 -----------    ----------    -----------    ----------
                                                        (782)           --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (1,657,951)     (824,973)      (746,963)     (588,839)
                                                 -----------    ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,756,658)     (856,597)    (1,039,425)     (835,021)
                                                 -----------    ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                  $ 8,890,121    $2,952,470    $ 2,801,448    $2,577,326
                                                 ===========    ==========    ===========    ==========

                                                     JANUS          JANUS          JANUS       LVIP AMERICAN     LVIP AMERICAN
                                                  ASPEN SERIES   ASPEN SERIES   ASPEN SERIES       GLOBAL         GLOBAL SMALL
                                                    BALANCED      ENTERPRISE     WORLDWIDE         GROWTH        CAPITALIZATION
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS II  SERVICE CLASS II
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                 -------------  -------------  -------------  ----------------  ----------------
NET ASSETS AT JANUARY 1, 2010                     $26,594,635    $ 8,235,735    $1,885,015      $        --       $        --
Changes From Operations:
   - Net investment income (loss)                     224,724       (124,664)      (19,090)          (2,060)           (2,740)
   - Net realized gain (loss) on investments          739,257        298,107        (2,907)              16               103
   - Net change in unrealized appreciation or
     depreciation on investments                      536,025      1,455,720       247,572           51,812            53,319
                                                  -----------    -----------    ----------      -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,500,006      1,629,163       225,575           49,768            50,682
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                77,417         14,796        60,359        2,357,456         2,950,078
   - Contract withdrawals and transfers to
     annuity reserves                              (4,366,319)      (822,442)     (167,891)            (652)           (2,269)
   - Contract transfers                               128,165       (871,286)     (108,655)         262,533           477,110
                                                  -----------    -----------    ----------      -----------       -----------
                                                   (4,160,737)    (1,678,932)     (216,187)       2,619,337         3,424,919
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 (183)            --            --               --                --
   - Annuity Payments                                 (27,581)            --        (1,323)              --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               (121)            --            --               --                --
                                                  -----------    -----------    ----------      -----------       -----------
                                                      (27,885)            --        (1,323)              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,188,622)    (1,678,932)     (217,510)       2,619,337         3,424,919
                                                  -----------    -----------    ----------      -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,688,616)       (49,769)        8,065        2,669,105         3,475,601
                                                  -----------    -----------    ----------      -----------       -----------
NET ASSETS AT DECEMBER 31, 2010                    23,906,019      8,185,966     1,893,080        2,669,105         3,475,601
Changes From Operations:
   - Net investment income (loss)                     121,027       (118,002)      (17,166)        (328,918)         (212,321)
   - Net realized gain (loss) on investments        1,644,097        588,199        52,781         (135,138)         (285,829)
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,826,498)      (679,083)     (243,812)      (2,838,602)       (5,574,652)
                                                  -----------    -----------    ----------      -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (61,374)      (208,886)     (208,197)      (3,302,658)       (6,072,802)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               135,326         36,694        27,322       27,977,482        27,917,282
   - Contract withdrawals and transfers to
     annuity reserves                              (3,309,546)    (1,035,988)     (615,335)        (564,979)         (818,211)
   - Contract transfers                              (731,998)      (466,532)      (51,085)       6,244,272         9,751,983
                                                  -----------    -----------    ----------      -----------       -----------
                                                   (3,906,218)    (1,465,826)     (639,098)      33,656,775        36,851,054
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --            --               --                --
   - Annuity Payments                                 (27,285)            --          (146)              --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 71             --            --               --                --
                                                  -----------    -----------    ----------      -----------       -----------
                                                      (27,214)            --          (146)              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,933,432)    (1,465,826)     (639,244)      33,656,775        36,851,054
                                                  -----------    -----------    ----------      -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,994,806)    (1,674,712)     (847,441)      30,354,117        30,778,252
                                                  -----------    -----------    ----------      -----------       -----------
NET ASSETS AT DECEMBER 31, 2011                   $19,911,213    $ 6,511,254    $1,045,639      $33,023,222       $34,253,853
                                                  ===========    ===========    ==========      ===========       ===========

                                                                                                         LVIP BARON
                                                  LVIP AMERICAN     LVIP AMERICAN     LVIP AMERICAN        GROWTH
                                                      GROWTH        GROWTH-INCOME     INTERNATIONAL    OPPORTUNITIES
                                                 SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS
                                                    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                 ----------------  ----------------  ----------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $         --      $         --      $        --      $62,270,365
Changes From Operations:
   - Net investment income (loss)                        (9,932)           (6,947)          (4,513)      (1,160,993)
   - Net realized gain (loss) on investments              1,492               336              349          684,055
   - Net change in unrealized appreciation or
     depreciation on investments                        203,231           134,428           79,318       16,994,287
                                                   ------------      ------------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      194,791           127,817           75,154       16,517,349
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              12,178,719         8,480,581        5,769,976       11,616,624
   - Contract withdrawals and transfers to
     annuity reserves                                   (32,237)          (30,543)          (2,705)      (3,910,939)
   - Contract transfers                                 160,420           129,219          179,487        1,424,419
                                                   ------------      ------------      -----------      -----------
                                                     12,306,902         8,579,257        5,946,758        9,130,104
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --                --               --               --
   - Annuity Payments                                        --                --               --             (698)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   --                --               --               30
                                                   ------------      ------------      -----------      -----------
                                                             --                --               --             (668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            12,306,902         8,579,257        5,946,758        9,129,436
                                                   ------------      ------------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              12,501,693         8,707,074        6,021,912       25,646,785
                                                   ------------      ------------      -----------      -----------
NET ASSETS AT DECEMBER 31, 2010                      12,501,693         8,707,074        6,021,912       87,917,150
Changes From Operations:
   - Net investment income (loss)                    (1,296,500)         (916,162)        (654,226)      (1,616,556)
   - Net realized gain (loss) on investments           (434,250)         (351,302)        (504,857)       5,784,600
   - Net change in unrealized appreciation or
     depreciation on investments                     (6,913,845)       (1,744,897)      (7,812,923)      (2,743,978)
                                                   ------------      ------------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (8,644,595)       (3,012,361)      (8,972,006)       1,424,066
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             108,409,651        79,895,027       59,847,717       16,841,703
   - Contract withdrawals and transfers to
     annuity reserves                                (2,355,819)       (2,068,335)      (1,588,747)      (6,143,475)
   - Contract transfers                              23,394,115        16,774,456       16,622,971         (583,196)
                                                   ------------      ------------      -----------      -----------
                                                    129,447,947        94,601,148       74,881,941       10,115,032
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --                --               --               --
   - Annuity Payments                                        --                --               --             (822)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   --                --               --               34
                                                   ------------      ------------      -----------      -----------
                                                             --                --               --             (788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           129,447,947        94,601,148       74,881,941       10,114,244
                                                   ------------      ------------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             120,803,352        91,588,787       65,909,935       11,538,310
                                                   ------------      ------------      -----------      -----------
NET ASSETS AT DECEMBER 31, 2011                    $133,305,045      $100,295,861      $71,931,847      $99,455,460
                                                   ============      ============      ===========      ===========

See accompanying notes.

                                                 LVIP BLACKROCK                 LVIP COHEN &   LVIP COLUMBIA
                                                    INFLATION    LVIP CAPITAL   STEERS GLOBAL      VALUE
                                                 PROTECTED BOND     GROWTH       REAL ESTATE   OPPORTUNITIES
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $         --   $ 57,764,897    $55,042,103    $ 7,453,659
Changes From Operations:
   - Net investment income (loss)                       17,038       (918,338)      (998,805)      (167,847)
   - Net realized gain (loss) on investments           (12,754)     1,250,799        209,305        354,019
   - Net change in unrealized appreciation or
     depreciation on investments                       (39,395)    20,834,744     10,117,278      2,091,958
                                                  ------------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (35,111)    21,167,205      9,327,778      2,278,130
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,298,951     20,474,073      8,838,094      3,528,178
   - Contract withdrawals and transfers to
     annuity reserves                                  (25,504)    (3,859,899)    (3,794,157)      (535,794)
   - Contract transfers                              6,897,461     49,088,745      3,207,061      2,504,071
                                                  ------------   ------------    -----------    -----------
                                                    14,170,908     65,702,919      8,250,998      5,496,455
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         25,405             --
   - Annuity Payments                                       --             --           (221)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --
                                                  ------------   ------------    -----------    -----------
                                                            --             --         25,184             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           14,170,908     65,702,919      8,276,182      5,496,455
                                                  ------------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             14,135,797     86,870,124     17,603,960      7,774,585
                                                  ------------   ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     14,135,797    144,635,021     72,646,063     15,228,244
Changes From Operations:
   - Net investment income (loss)                    1,669,731     (1,746,566)    (1,316,578)      (341,256)
   - Net realized gain (loss) on investments         2,779,448      2,882,847      1,377,282        623,865
   - Net change in unrealized appreciation or
     depreciation on investments                     5,944,686    (22,197,369)    (8,699,517)    (1,268,308)
                                                  ------------   ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,393,865    (21,061,088)    (8,638,813)      (985,699)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            103,349,254     25,017,153     12,233,103      6,092,852
   - Contract withdrawals and transfers to
     annuity reserves                              (11,623,740)    (8,008,908)    (5,106,436)    (1,161,110)
   - Contract transfers                            112,696,954     57,750,874      8,645,618      4,706,131
                                                  ------------   ------------    -----------    -----------
                                                   204,422,468     74,759,119     15,772,285      9,637,873
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --
   - Annuity Payments                                       --             --         (2,560)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --            (12)            --
                                                  ------------   ------------    -----------    -----------
                                                            --             --         (2,572)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          204,422,468     74,759,119     15,769,713      9,637,873
                                                  ------------   ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            214,816,333     53,698,031      7,130,900      8,652,174
                                                  ------------   ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $228,952,130   $198,333,052    $79,776,963    $23,880,418
                                                  ============   ============    ===========    ===========

                                                                                                 LVIP DELAWARE  LVIP DELAWARE
                                                                                 LVIP DELAWARE    FOUNDATION      FOUNDATION
                                                  LVIP DELAWARE   LVIP DELAWARE   DIVERSIFIED     AGGRESSIVE      AGGRESSIVE
                                                      BOND             BOND      FLOATING RATE    ALLOCATION      ALLOCATION
                                                 STANDARD CLASS   SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  --------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $223,876,924   $  987,925,269  $         --    $14,893,081     $35,537,545
Changes From Operations:
   - Net investment income (loss)                    3,619,086       25,818,017        (1,098)       113,527         182,836
   - Net realized gain (loss) on investments         8,923,444       35,884,174          (476)      (381,885)     (2,313,836)
   - Net change in unrealized appreciation or
     depreciation on investments                     2,042,619        9,774,838        (1,255)     1,524,027       4,748,629
                                                  ------------   --------------  ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  14,585,149       71,477,029        (2,829)     1,255,669       2,617,629
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,210,510      230,573,002     5,273,216         13,911         245,926
   - Contract withdrawals and transfers to
     annuity reserves                              (34,210,000)     (87,706,707)      (53,170)    (1,905,421)     (5,839,573)
   - Contract transfers                             (2,447,666)     294,574,132     7,101,616     (1,236,639)     (2,893,575)
                                                  ------------   --------------  ------------    -----------     -----------
                                                   (35,447,156)     437,440,427    12,321,662     (3,128,149)     (8,487,222)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 4,765          545,109            --             --              --
   - Annuity Payments                                  (73,242)         (35,648)           --         (3,142)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              (7,471)           6,463            --             14              --
                                                  ------------   --------------  ------------    -----------     -----------
                                                       (75,948)         515,924            --         (3,128)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (35,523,104)     437,956,351    12,321,662     (3,131,277)     (8,487,222)
                                                  ------------   --------------  ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (20,937,955)     509,433,380    12,318,833     (1,875,608)     (5,869,593)
                                                  ------------   --------------  ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    202,938,969    1,497,358,649    12,318,833     13,017,473      29,667,952
Changes From Operations:
   - Net investment income (loss)                    2,886,735       32,004,394       460,702         35,329          (3,173)
   - Net realized gain (loss) on investments         9,047,926       57,775,613      (118,692)      (138,733)       (351,780)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,004,659)       7,810,520    (3,270,549)      (282,332)       (640,270)
                                                  ------------   --------------  ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,930,002       97,590,527    (2,928,539)      (385,736)       (995,223)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,183,712      283,094,883    64,523,702         14,458         254,295
   - Contract withdrawals and transfers to
     annuity reserves                              (39,934,745)    (124,052,322)   (6,098,828)    (1,182,742)     (3,011,643)
   - Contract transfers                             (1,035,816)     163,333,880    61,365,301     (1,071,895)     (2,809,272)
                                                  ------------   --------------  ------------    -----------     -----------
                                                   (39,786,849)     322,376,441   119,790,175     (2,240,179)     (5,566,620)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                54,753               --            --             --              --
   - Annuity Payments                                  (50,494)         (75,660)           --         (2,916)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               3,275            6,389            --             64              --
                                                  ------------   --------------  ------------    -----------     -----------
                                                         7,534          (69,271)           --         (2,852)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (39,779,315)     322,307,170   119,790,175     (2,243,031)     (5,566,620)
                                                  ------------   --------------  ------------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (28,849,313)     419,897,697   116,861,636     (2,628,767)     (6,561,843)
                                                  ------------   --------------  ------------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                   $174,089,656   $1,917,256,346  $129,180,469    $10,388,706     $23,106,109
                                                  ============   ==============  ============    ===========     ===========

                                                 LVIP DELAWARE   LVIP DELAWARE  LVIP DELAWARE  LVIP DELAWARE
                                                    GROWTH          SOCIAL          SOCIAL        SPECIAL
                                                  AND INCOME       AWARENESS      AWARENESS    OPPORTUNITIES
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $29,147,328    $13,335,713     $49,637,690    $11,479,826
Changes From Operations:
   - Net investment income (loss)                    (298,707)      (127,618)       (634,881)      (188,259)
   - Net realized gain (loss) on investments         (606,165)       110,310        (176,838)       469,441
   - Net change in unrealized appreciation or
     depreciation on investments                    4,279,139      1,142,632       5,092,461      4,291,530
                                                  -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,374,267      1,125,324       4,280,742      4,572,712
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,034,231        110,482       2,744,436      4,383,280
   - Contract withdrawals and transfers to
     annuity reserves                              (1,856,497)    (1,614,907)     (5,268,521)    (1,087,787)
   - Contract transfers                             1,822,010       (545,071)     (2,159,218)     7,872,316
                                                  -----------    -----------     -----------    -----------
                                                    2,999,744     (2,049,496)     (4,683,303)    11,167,809
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --              --             --
   - Annuity Payments                                      --         (5,410)         (3,195)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              1           1,554             --
                                                  -----------    -----------     -----------    -----------
                                                           --         (5,409)         (1,641)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,999,744     (2,054,905)     (4,684,944)    11,167,809
                                                  -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,374,011       (929,581)       (404,202)    15,740,521
                                                  -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                    35,521,339     12,406,132      49,233,488     27,220,347
Changes From Operations:
   - Net investment income (loss)                    (333,255)      (104,250)       (562,961)      (547,169)
   - Net realized gain (loss) on investments          520,250        431,881         966,099      3,819,345
   - Net change in unrealized appreciation or
     depreciation on investments                     (482,215)      (360,570)       (857,168)    (6,067,466)
                                                  -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (295,220)       (32,939)       (454,030)    (2,795,290)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,416,668         90,668       2,566,390      8,852,370
   - Contract withdrawals and transfers to
     annuity reserves                              (3,111,757)    (1,707,714)     (4,617,952)    (2,269,756)
   - Contract transfers                             1,483,868     (1,051,200)     (2,565,599)     7,579,883
                                                  -----------    -----------     -----------    -----------
                                                      788,779     (2,668,246)     (4,617,161)    14,162,497
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --         27,376              --             --
   - Annuity Payments                                      --         (2,798)         (3,412)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             (3)          1,477             --
                                                  -----------    -----------     -----------    -----------
                                                           --         24,575          (1,935)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             788,779     (2,643,671)     (4,619,096)    14,162,497
                                                  -----------    -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               493,559     (2,676,610)     (5,073,126)    11,367,207
                                                  -----------    -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $36,014,898    $ 9,729,522     $44,160,362    $38,587,554
                                                  ===========    ===========     ===========    ===========

See accompanying notes.

                                                       LVIP             LVIP            LVIP            LVIP
                                                   DIMENSIONAL      DIMENSIONAL      DIMENSIONAL    DIMENSIONAL
                                                 NON-U.S. EQUITY  NON-U.S. EQUITY    U.S. EQUITY    U.S. EQUITY
                                                  STANDARD CLASS   SERVICE CLASS   STANDARD CLASS  SERVICE CLASS
                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 ---------------  ---------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                        $    --       $        --        $    --       $        --
Changes From Operations:
   - Net investment income (loss)                         --                --             --                --
   - Net realized gain (loss) on investments              --                --             --                --
   - Net change in unrealized appreciation or
     depreciation on investments                          --                --             --                --
                                                     -------       -----------        -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --                --             --                --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --                --             --                --
   - Contract withdrawals and transfers to
     annuity reserves                                     --                --             --                --
   - Contract transfers                                   --                --             --                --
                                                     -------       -----------        -------       -----------
                                                          --                --             --                --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                --             --                --
   - Annuity Payments                                     --                --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                --             --                --
                                                     -------       -----------        -------       -----------
                                                          --                --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --                --             --                --
                                                     -------       -----------        -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --                --             --                --
                                                     -------       -----------        -------       -----------
NET ASSETS AT DECEMBER 31, 2010                           --                --             --                --
Changes From Operations:
   - Net investment income (loss)                        (53)          (58,696)           (40)         (115,264)
   - Net realized gain (loss) on investments              (2)          (57,050)            --            (1,518)
   - Net change in unrealized appreciation or
     depreciation on investments                        (379)         (708,007)           410           888,435
                                                     -------       -----------        -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (434)         (823,753)           370           771,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               95,130         4,908,039         83,370         6,773,198
   - Contract withdrawals and transfers to
     annuity reserves                                     --          (141,772)            --          (232,243)
   - Contract transfers                                   --        10,097,599             --        16,950,101
                                                     -------       -----------        -------       -----------
                                                      95,130        14,863,866         83,370        23,491,056
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                --             --                --
   - Annuity Payments                                     --                --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                --             --                --
                                                     -------       -----------        -------       -----------
                                                          --                --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             95,130        14,863,866         83,370        23,491,056
                                                     -------       -----------        -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               94,696        14,040,113         83,740        24,262,709
                                                     -------       -----------        -------       -----------
NET ASSETS AT DECEMBER 31, 2011                      $94,696       $14,040,113        $83,740       $24,262,709
                                                     =======       ===========        =======       ===========

                                                      LVIP            LVIP
                                                  DIMENSIONAL/    DIMENSIONAL/                   LVIP JANUS      LVIP JANUS
                                                    VANGUARD        VANGUARD     LVIP GLOBAL      CAPITAL         CAPITAL
                                                   TOTAL BOND      TOTAL BOND      INCOME       APPRECIATION    APPRECIATION
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $    --       $        --   $  57,213,255    $2,833,177    $  54,781,676
Changes From Operations:
   - Net investment income (loss)                        --                --       2,405,299       (26,866)        (675,297)
   - Net realized gain (loss) on investments             --                --         418,311        55,238        1,042,747
   - Net change in unrealized appreciation or
     depreciation on investments                         --                --       7,243,392       225,613        4,789,714
                                                    -------       -----------   -------------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --                --      10,067,002       253,985        5,157,164
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --                --      82,617,349         2,871        5,530,451
   - Contract withdrawals and transfers to
     annuity reserves                                    --                --      (6,219,837)     (280,718)      (4,026,861)
   - Contract transfers                                  --                --      92,148,528        16,170        2,216,426
                                                    -------       -----------   -------------    ----------    -------------
                                                         --                --     168,546,040      (261,677)       3,720,016
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --                --          85,639            --               --
   - Annuity Payments                                    --                --          (6,895)           --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --             (26)           --               --
                                                    -------       -----------   -------------    ----------    -------------
                                                         --                --          78,718            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --                --     168,624,758      (261,677)       3,720,016
                                                    -------       -----------   -------------    ----------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --                --     178,691,760        (7,692)       8,877,180
                                                    -------       -----------   -------------    ----------    -------------
NET ASSETS AT DECEMBER 31, 2010                          --                --     235,905,015     2,825,485       63,658,856
Changes From Operations:
   - Net investment income (loss)                       (59)         (164,701)      9,697,527       (36,177)        (959,093)
   - Net realized gain (loss) on investments             --            44,421       2,313,169       109,006        3,919,101
   - Net change in unrealized appreciation or
     depreciation on investments                        415           551,518     (17,826,473)     (233,426)      (6,434,322)
                                                    -------       -----------   -------------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      356           431,238      (5,815,777)     (160,597)      (3,474,314)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              92,040        22,841,358     114,776,439        33,019        5,088,640
   - Contract withdrawals and transfers to
     annuity reserves                                    --          (697,425)    (15,840,348)     (377,965)      (4,299,040)
   - Contract transfers                                  --        27,617,439      64,708,588      (207,406)     (12,362,209)
                                                    -------       -----------   -------------    ----------    -------------
                                                     92,040        49,761,372     163,644,679      (552,352)     (11,572,609)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --                --          12,326            --               --
   - Annuity Payments                                    --                --         (10,742)           --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --               7            --               --
                                                    -------       -----------   -------------    ----------    -------------
                                                         --                --           1,591            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            92,040        49,761,372     163,646,270      (552,352)     (11,572,609)
                                                    -------       -----------   -------------    ----------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              92,396        50,192,610     157,830,493      (712,949)     (15,046,923)
                                                    -------       -----------   -------------    ----------    -------------
NET ASSETS AT DECEMBER 31, 2011                     $92,396       $50,192,610   $ 393,735,508    $2,112,536    $  48,611,933
                                                    =======       ===========   =============    ==========    =============

                                                     LVIP          LVIP MFS
                                                   JPMORGAN     INTERNATIONAL    LVIP MFS      LVIP MID-CAP
                                                  HIGH YIELD        GROWTH         VALUE          VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $        --   $ 53,643,846   $ 231,005,259   $23,145,869
Changes From Operations:
   - Net investment income (loss)                       9,842       (538,824)        (43,589)     (505,956)
   - Net realized gain (loss) on investments             (307)    (1,943,122)      1,639,969       770,285
   - Net change in unrealized appreciation or
     depreciation on investments                       11,475     11,063,933      34,241,562     6,645,132
                                                  -----------   ------------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     21,010      8,581,987      35,837,942     6,909,461
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,885,848     17,310,888      54,296,153     6,815,254
   - Contract withdrawals and transfers to
     annuity reserves                                  (3,248)    (3,190,046)    (14,420,539)   (1,387,767)
   - Contract transfers                             1,343,352     20,537,816     102,617,244     5,257,375
                                                  -----------   ------------   -------------   -----------
                                                    3,225,952     34,658,658     142,492,858    10,684,862
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --         12,447         445,059        60,063
   - Annuity Payments                                      --           (639)         (9,751)        1,063
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --            128            (190)          (33)
                                                  -----------   ------------   -------------   -----------
                                                           --         11,936         435,118        61,093
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,225,952     34,670,594     142,927,976    10,745,955
                                                  -----------   ------------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,246,962     43,252,581     178,765,918    17,655,416
                                                  -----------   ------------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2010                     3,246,962     96,896,427     409,771,177    40,801,285
Changes From Operations:
   - Net investment income (loss)                   2,394,649      1,715,307         566,023      (688,717)
   - Net realized gain (loss) on investments         (140,397)       373,122       6,471,553     2,259,757
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,896,851)   (15,784,683)    (14,777,853)   (6,213,444)
                                                  -----------   ------------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    357,401    (13,696,254)     (7,740,277)   (4,642,404)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            21,055,257     18,243,907      74,760,572     9,254,377
   - Contract withdrawals and transfers to
     annuity reserves                              (2,722,314)    (5,500,725)    (24,016,927)   (2,490,661)
   - Contract transfers                            53,385,352     17,914,124      99,078,034     1,447,764
                                                  -----------   ------------   -------------   -----------
                                                   71,718,295     30,657,306     149,821,679     8,211,480
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               10,056             --              --            --
   - Annuity Payments                                    (999)          (832)        (36,830)       (4,748)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             11              (5)            6
                                                  -----------   ------------   -------------   -----------
                                                        9,057           (821)        (36,835)       (4,742)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          71,727,352     30,656,485     149,784,844     8,206,738
                                                  -----------   ------------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            72,084,753     16,960,231     142,044,567     3,564,334
                                                  -----------   ------------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $75,331,715   $113,856,658   $ 551,815,744   $44,365,619
                                                  ===========   ============   =============   ===========

See accompanying notes.

                                                  LVIP MONDRIAN  LVIP MONDRIAN
                                                  INTERNATIONAL  INTERNATIONAL    LVIP MONEY      LVIP MONEY
                                                      VALUE          VALUE          MARKET          MARKET
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $26,747,196    $111,025,754    $104,203,478   $ 425,778,435
Changes From Operations:
   - Net investment income (loss)                     351,148       1,617,760      (1,304,861)     (6,814,534)
   - Net realized gain (loss) on investments         (555,767)     (2,631,287)            333           1,747
   - Net change in unrealized appreciation or
     depreciation on investments                      146,322       1,755,432              (8)            (21)
                                                  -----------    ------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (58,297)        741,905      (1,304,536)     (6,812,808)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                87,152       8,154,730         995,369      72,865,055
   - Contract withdrawals and transfers to
     annuity reserves                              (3,607,892)     (9,350,671)    (51,703,222)   (106,324,179)
   - Contract transfers                              (725,515)        890,980      14,574,373     (42,536,366)
                                                  -----------    ------------    ------------   -------------
                                                   (4,246,255)       (304,961)    (36,133,480)    (75,995,490)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --          13,116          33,873
   - Annuity Payments                                  (6,427)         (4,725)        (93,016)        (40,367)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                            (12,413)          1,638             113           3,158
                                                  -----------    ------------    ------------   -------------
                                                      (18,840)         (3,087)        (79,787)         (3,336)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,265,095)       (308,048)    (36,213,267)    (75,998,826)
                                                  -----------    ------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,323,392)        433,857     (37,517,803)    (82,811,634)
                                                  -----------    ------------    ------------   -------------
NET ASSETS AT DECEMBER 31, 2010                    22,423,804     111,459,611      66,685,675     342,966,801
Changes From Operations:
   - Net investment income (loss)                     235,799       1,343,379        (992,995)     (6,058,742)
   - Net realized gain (loss) on investments         (199,084)     (1,104,881)             80             533
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,028,130)     (6,616,290)             (3)             (7)
                                                  -----------    ------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (991,415)     (6,377,792)       (992,918)     (6,058,216)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               112,003       9,588,312         875,212      61,430,304
   - Contract withdrawals and transfers to
     annuity reserves                              (3,569,112)    (10,164,643)    (50,031,791)   (222,593,306)
   - Contract transfers                              (872,955)     (1,703,558)     44,492,985     182,322,287
                                                  -----------    ------------    ------------   -------------
                                                   (4,330,064)     (2,279,889)     (4,663,594)     21,159,285
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               21,901              --          10,951              --
   - Annuity Payments                                  (3,185)         (4,072)        (47,191)        (35,563)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (2)          1,439             118           2,981
                                                  -----------    ------------    ------------   -------------
                                                       18,714          (2,633)        (36,122)        (32,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,311,350)     (2,282,522)     (4,699,716)     21,126,703
                                                  -----------    ------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (5,302,765)     (8,660,314)     (5,692,634)     15,068,487
                                                  -----------    ------------    ------------   -------------
NET ASSETS AT DECEMBER 31, 2011                   $17,121,039    $102,799,297    $ 60,993,041   $ 358,035,288
                                                  ===========    ============    ============   =============

                                                                                                                  LVIP
                                                      LVIP           LVIP           LVIP           LVIP        PROTECTED
                                                   PROTECTED      PROTECTED      PROTECTED      PROTECTED       PROFILE
                                                  PROFILE 2010   PROFILE 2020   PROFILE 2030   PROFILE 2040   CONSERVATIVE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 9,115,520    $15,652,752    $10,817,678    $5,177,281    $309,685,249
Changes From Operations:
   - Net investment income (loss)                     (75,180)      (159,199)      (123,078)      (61,852)      6,390,633
   - Net realized gain (loss) on investments          276,093        262,621        389,107        96,023       6,577,060
   - Net change in unrealized appreciation or
     depreciation on investments                      584,723      1,537,479        690,289       573,553      15,747,029
                                                  -----------    -----------    -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    785,636      1,640,901        956,318       607,724      28,714,722
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                28,858        312,814         86,453       313,650      62,532,612
   - Contract withdrawals and transfers to
     annuity reserves                                (788,947)    (1,227,611)    (1,411,566)     (183,155)    (37,799,172)
   - Contract transfers                              (541,769)     1,794,626        184,880       377,612      16,284,541
                                                  -----------    -----------    -----------    ----------    ------------
                                                   (1,301,858)       879,829     (1,140,233)      508,107      41,017,981
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --            --              --
   - Annuity Payments                                      --             --             --            --        (743,624)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --              --
                                                  -----------    -----------    -----------    ----------    ------------
                                                           --             --             --            --        (743,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,301,858)       879,829     (1,140,233)      508,107      40,274,357
                                                  -----------    -----------    -----------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (516,222)     2,520,730       (183,915)    1,115,831      68,989,079
                                                  -----------    -----------    -----------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     8,599,298     18,173,482     10,633,763     6,293,112     378,674,328
Changes From Operations:
   - Net investment income (loss)                     (79,972)      (158,220)      (116,043)      (68,617)        319,918
   - Net realized gain (loss) on investments          364,891        433,508        470,478       190,417       9,084,870
   - Net change in unrealized appreciation or
     depreciation on investments                     (340,614)      (562,311)      (580,438)     (349,307)     (2,592,841)
                                                  -----------    -----------    -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (55,695)      (287,023)      (226,003)     (227,507)      6,811,947
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                10,025        281,232        103,722       249,553      53,173,268
   - Contract withdrawals and transfers to
     annuity reserves                              (1,587,288)      (938,371)      (703,988)     (179,395)    (44,147,442)
   - Contract transfers                               892,648       (547,852)       219,449      (472,711)     23,171,800
                                                  -----------    -----------    -----------    ----------    ------------
                                                     (684,615)    (1,204,991)      (380,817)     (402,553)     32,197,626
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --            --              --
   - Annuity Payments                                      --             --             --            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --              --
                                                  -----------    -----------    -----------    ----------    ------------
                                                           --             --             --            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (684,615)    (1,204,991)      (380,817)     (402,553)     32,197,626
                                                  -----------    -----------    -----------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (740,310)    (1,492,014)      (606,820)     (630,060)     39,009,573
                                                  -----------    -----------    -----------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $ 7,858,988    $16,681,468    $10,026,943    $5,663,052    $417,683,901
                                                  ===========    ===========    ===========    ==========    ============

                                                                       LVIP                       LVIP SSgA
                                                      LVIP          PROTECTED                    CONSERVATIVE
                                                   PROTECTED         PROFILE       LVIP SSgA        INDEX
                                                 PROFILE GROWTH      MODERATE      BOND INDEX     ALLOCATION
                                                 SERVICE CLASS    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $543,175,797   $  890,296,676  $491,682,947    $        --
Changes From Operations:
   - Net investment income (loss)                    5,425,579        9,998,737     2,689,737         (1,716)
   - Net realized gain (loss) on investments        (6,046,983)        (191,090)    3,713,732            198
   - Net change in unrealized appreciation or
     depreciation on investments                    60,367,344       82,172,467    14,201,350         16,984
                                                  ------------   --------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  59,745,940       91,980,114    20,604,819         15,466
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             68,805,400      137,246,315   237,593,691      1,993,980
   - Contract withdrawals and transfers to
     annuity reserves                              (41,769,851)     (74,602,831)  (38,670,764)          (874)
   - Contract transfers                             19,829,616       33,390,640   237,564,355        935,738
                                                  ------------   --------------  ------------    -----------
                                                    46,865,165       96,034,124   436,487,282      2,928,844
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 9,009           26,098            --             --
   - Annuity Payments                                  (31,038)         (52,010)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              (1,483)             912            --             --
                                                  ------------   --------------  ------------    -----------
                                                       (23,512)         (25,000)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           46,841,653       96,009,124   436,487,282      2,928,844
                                                  ------------   --------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            106,587,593      187,989,238   457,092,101      2,944,310
                                                  ------------   --------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                    649,763,390    1,078,285,914   948,775,048      2,944,310
Changes From Operations:
   - Net investment income (loss)                      406,554       (2,002,753)   10,519,319       (235,552)
   - Net realized gain (loss) on investments         1,515,003       10,729,140    12,398,588          8,412
   - Net change in unrealized appreciation or
     depreciation on investments                   (17,589,904)     (20,085,743)   28,757,125        139,610
                                                  ------------   --------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (15,668,347)     (11,359,356)   51,675,032        (87,530)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            120,979,483      165,750,552    34,358,906     17,799,756
   - Contract withdrawals and transfers to
     annuity reserves                              (51,170,270)    (112,712,990)  (68,435,804)      (983,185)
   - Contract transfers                             29,696,698       51,410,193   (13,657,984)    12,341,307
                                                  ------------   --------------  ------------    -----------
                                                    99,505,911      104,447,755   (47,734,882)    29,157,878
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --            --             --
   - Annuity Payments                                 (220,764)         (19,105)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             (30,149)           1,064            --             --
                                                  ------------   --------------  ------------    -----------
                                                      (250,913)         (18,041)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           99,254,998      104,429,714   (47,734,882)    29,157,878
                                                  ------------   --------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             83,586,651       93,070,358     3,940,150     29,070,348
                                                  ------------   --------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $733,350,041   $1,171,356,272  $952,715,198    $32,014,658
                                                  ============   ==============  ============    ===========

See accompanying notes.

                                                   LVIP SSgA
                                                 CONSERVATIVE       LVIP SSgA        LVIP SSgA       LVIP SSgA
                                                  STRUCTURED        DEVELOPED         EMERGING        EMERGING
                                                  ALLOCATION    INTERNATIONAL 150   MARKETS 100     MARKETS 100
                                                 SERVICE CLASS    SERVICE CLASS    STANDARD CLASS  SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                 -------------  -----------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $         --     $ 68,094,266        $    --      $ 82,652,795
Changes From Operations:
   - Net investment income (loss)                      (7,299)        (490,811)            --          (715,311)
   - Net realized gain (loss) on investments              124        1,526,279             --         6,136,390
   - Net change in unrealized appreciation or
     depreciation on investments                       74,302        8,038,660             --        24,622,099
                                                 ------------     ------------        -------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     67,127        9,074,128             --        30,043,178
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,918,672       34,957,496             --        34,875,760
   - Contract withdrawals and transfers to
     annuity reserves                                 (23,451)      (4,971,227)            --        (7,018,054)
   - Contract transfers                             1,632,502       31,138,448             --        27,876,630
                                                 ------------     ------------        -------      ------------
                                                   10,527,723       61,124,717             --        55,734,336
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --               --             --            24,025
   - Annuity Payments                                      --               --             --              (610)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --               --             --               (12)
                                                 ------------     ------------        -------      ------------
                                                           --               --             --            23,403
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          10,527,723       61,124,717             --        55,757,739
                                                 ------------     ------------        -------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            10,594,850       70,198,845             --        85,800,917
                                                 ------------     ------------        -------      ------------
NET ASSETS AT DECEMBER 31, 2010                    10,594,850      138,293,111             --       168,453,712
Changes From Operations:
   - Net investment income (loss)                  (1,202,369)         803,935            (17)        1,102,006
   - Net realized gain (loss) on investments           61,011        2,874,581             (1)       21,257,335
   - Net change in unrealized appreciation or
     depreciation on investments                      925,497      (23,168,217)          (596)      (50,496,450)
                                                 ------------     ------------        -------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (215,861)     (19,489,701)          (614)      (28,137,109)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            90,779,024        4,720,562         14,701        13,217,882
   - Contract withdrawals and transfers to
     annuity reserves                              (3,261,125)      (8,427,426)            --       (11,343,105)
   - Contract transfers                            45,644,188       15,029,824             --        13,790,558
                                                 ------------     ------------        -------      ------------
                                                  133,162,087       11,322,960         14,701        15,665,335
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --               --             --                --
   - Annuity Payments                                      --               --             --            (1,804)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --               --             --                 2
                                                 ------------     ------------        -------      ------------
                                                           --               --             --            (1,802)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         133,162,087       11,322,960         14,701        15,663,533
                                                 ------------     ------------        -------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           132,946,226       (8,166,741)        14,087       (12,473,576)
                                                 ------------     ------------        -------      ------------
NET ASSETS AT DECEMBER 31, 2011                  $143,541,076     $130,126,370        $14,087      $155,980,136
                                                 ============     ============        =======      ============

                                                                                                                  LVIP SSgA
                                                    LVIP SSgA       LVIP SSgA                     LVIP SSgA       MODERATE
                                                 GLOBAL TACTICAL  INTERNATIONAL    LVIP SSgA    MODERATE INDEX   STRUCTURED
                                                    ALLOCATION        INDEX      LARGE CAP 100    ALLOCATION     ALLOCATION
                                                  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ---------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 54,613,994    $ 94,717,158   $141,798,422    $        --    $         --
Changes From Operations:
   - Net investment income (loss)                     (450,386)       (304,757)    (1,076,571)        (3,272)        (22,507)
   - Net realized gain (loss) on investments        (2,071,293)      1,545,817      5,865,615             19           1,465
   - Net change in unrealized appreciation or
     depreciation on investments                     6,291,080      11,906,422     30,666,851         48,766         277,191
                                                  ------------    ------------   ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,769,401      13,147,482     35,455,895         45,513         256,149
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              8,842,163      53,322,384     68,846,694      3,195,965      25,506,025
   - Contract withdrawals and transfers to
     annuity reserves                               (3,845,612)     (7,268,652)   (12,248,440)        (2,608)        (26,596)
   - Contract transfers                                617,106      44,705,422     55,402,184        881,535       2,821,498
                                                  ------------    ------------   ------------    -----------    ------------
                                                     5,613,657      90,759,154    112,000,438      4,074,892      28,300,927
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --              --             --             --              --
   - Annuity Payments                                       --              --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              --             --             --              --
                                                  ------------    ------------   ------------    -----------    ------------
                                                            --              --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,613,657      90,759,154    112,000,438      4,074,892      28,300,927
                                                  ------------    ------------   ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              9,383,058     103,906,636    147,456,333      4,120,405      28,557,076
                                                  ------------    ------------   ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     63,997,052     198,623,794    289,254,755      4,120,405      28,557,076
Changes From Operations:
   - Net investment income (loss)                     (341,821)     (1,096,819)    (1,003,652)      (602,286)     (2,921,784)
   - Net realized gain (loss) on investments        (2,944,102)      3,106,004     13,482,808       (158,711)        (11,678)
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,922,772)    (30,438,210)   (10,753,276)      (596,864)     (4,288,424)
                                                  ------------    ------------   ------------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (6,208,695)    (28,429,025)     1,725,880     (1,357,861)     (7,221,886)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             95,861,046       7,519,852     10,563,902     48,621,664     234,387,115
   - Contract withdrawals and transfers to
     annuity reserves                               (9,222,543)    (11,042,155)   (18,553,120)    (1,337,773)     (6,737,881)
   - Contract transfers                             85,958,734      25,189,030       (839,125)    19,781,213      83,978,081
                                                  ------------    ------------   ------------    -----------    ------------
                                                   172,597,237      21,666,727     (8,828,343)    67,065,104     311,627,315
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               923,082              --             --             --          40,477
   - Annuity Payments                                 (109,433)             --             --             --          (4,023)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 215              --             --             --              --
                                                  ------------    ------------   ------------    -----------    ------------
                                                       813,864              --             --             --          36,454
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          173,411,101      21,666,727     (8,828,343)    67,065,104     311,663,769
                                                  ------------    ------------   ------------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            167,202,406      (6,762,298)    (7,102,463)    65,707,243     304,441,883
                                                  ------------    ------------   ------------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $231,199,458    $191,861,496   $282,152,292    $69,827,648    $332,998,959
                                                  ============    ============   ============    ===========    ============

                                                   LVIP SSgA      LVIP SSgA
                                                   MODERATELY     MODERATELY
                                                   AGGRESSIVE     AGGRESSIVE
                                                     INDEX        STRUCTURED      LVIP SSgA      LVIP SSgA
                                                   ALLOCATION     ALLOCATION    S&P 500 INDEX  S&P 500 INDEX
                                                 SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $        --   $         --     $1,551,468    $217,699,880
Changes From Operations:
   - Net investment income (loss)                      (2,740)       (13,715)        (6,015)     (1,750,283)
   - Net realized gain (loss) on investments               28         12,539        104,960       3,113,596
   - Net change in unrealized appreciation or
     depreciation on investments                       36,745        218,707        135,215      43,759,940
                                                  -----------   ------------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     34,033        217,531        234,160      45,123,253
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,379,516     15,021,619          1,698      97,121,325
   - Contract withdrawals and transfers to
     annuity reserves                                  (3,259)       (42,615)      (413,670)    (18,938,137)
   - Contract transfers                               437,612        880,616        639,099      77,904,247
                                                  -----------   ------------     ----------    ------------
                                                    5,813,869     15,859,620        227,127     156,087,435
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --              --
   - Annuity Payments                                      --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --              --
                                                  -----------   ------------     ----------    ------------
                                                           --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,813,869     15,859,620        227,127     156,087,435
                                                  -----------   ------------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,847,902     16,077,151        461,287     201,210,688
                                                  -----------   ------------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     5,847,902     16,077,151      2,012,755     418,910,568
Changes From Operations:
   - Net investment income (loss)                    (660,775)    (2,085,744)       (12,393)     (4,353,527)
   - Net realized gain (loss) on investments         (182,633)      (390,059)       119,002      13,942,610
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,619,999)    (6,726,012)      (100,731)     (8,757,497)
                                                  -----------   ------------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,463,407)    (9,201,815)         5,878         831,586
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            57,995,739    177,538,678          5,489      18,594,423
   - Contract withdrawals and transfers to
     annuity reserves                                (976,744)    (3,851,803)      (285,020)    (25,086,879)
   - Contract transfers                            14,777,315     56,786,695        157,961       7,922,609
                                                  -----------   ------------     ----------    ------------
                                                   71,796,310    230,473,570       (121,570)      1,430,153
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --              --
   - Annuity Payments                                      --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --              --
                                                  -----------   ------------     ----------    ------------
                                                           --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          71,796,310    230,473,570       (121,570)      1,430,153
                                                  -----------   ------------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            69,332,903    221,271,755       (115,692)      2,261,739
                                                  -----------   ------------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $75,180,805   $237,348,906     $1,897,063    $421,172,307
                                                  ===========   ============     ==========    ============

See accompanying notes.

                                                                                     LVIP SSgA    LVIP T. ROWE
                                                    LVIP SSgA        LVIP SSgA       SMALL-MID    PRICE GROWTH
                                                 SMALL-CAP INDEX  SMALL-CAP INDEX     CAP 200         STOCK
                                                 STANDARD CLASS    SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 ---------------  ---------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                        $    --       $ 63,133,650     $44,470,690    $43,985,519
Changes From Operations:
   - Net investment income (loss)                         --         (1,164,292)         60,164       (865,591)
   - Net realized gain (loss) on investments              --          2,240,480       4,730,856      1,883,124
   - Net change in unrealized appreciation or
     depreciation on investments                          --         20,360,581      11,733,512      6,823,954
                                                     -------       ------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --         21,436,769      16,524,532      7,841,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         28,335,340      23,604,937     11,793,471
   - Contract withdrawals and transfers to
     annuity reserves                                     --         (4,446,436)     (4,127,598)    (2,985,874)
   - Contract transfers                                   --         14,229,059      14,403,314     10,668,653
                                                     -------       ------------     -----------    -----------
                                                          --         38,117,963      33,880,653     19,476,250
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                 --              --         42,538
   - Annuity Payments                                     --                 --              --         (4,248)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                 --              --            (20)
                                                     -------       ------------     -----------    -----------
                                                          --                 --              --         38,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --         38,117,963      33,880,653     19,514,520
                                                     -------       ------------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --         59,554,732      50,405,185     27,356,007
                                                     -------       ------------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                           --        122,688,382      94,875,875     71,341,526
Changes From Operations:
   - Net investment income (loss)                        (14)        (1,962,949)       (287,076)    (1,434,118)
   - Net realized gain (loss) on investments              --          4,949,130       4,788,670      3,390,348
   - Net change in unrealized appreciation or
     depreciation on investments                         (77)       (10,335,199)     (8,045,424)    (5,712,295)
                                                     -------       ------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (91)        (7,349,018)     (3,543,830)    (3,756,065)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               11,760          9,273,916       6,481,247     17,674,331
   - Contract withdrawals and transfers to
     annuity reserves                                     --         (6,934,357)     (5,371,284)    (5,632,248)
   - Contract transfers                                   --          8,516,634      (2,781,888)     6,406,041
                                                     -------       ------------     -----------    -----------
                                                      11,760         10,856,193      (1,671,925)    18,448,124
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --                 --              --             --
   - Annuity Payments                                     --                 --              --         (3,261)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --                 --              --              5
                                                     -------       ------------     -----------    -----------
                                                          --                 --              --         (3,256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             11,760         10,856,193      (1,671,925)    18,444,868
                                                     -------       ------------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               11,669          3,507,175      (5,215,755)    14,688,803
                                                     -------       ------------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                      $11,669       $126,195,557     $89,660,120    $86,030,329
                                                     =======       ============     ===========    ===========

                                                   LVIP T. ROWE      LVIP T. ROWE                                       LVIP
                                                 PRICE STRUCTURED  PRICE STRUCTURED                   LVIP TURNER     VANGUARD
                                                      MID-CAP           MID-CAP      LVIP TEMPLETON     MID-CAP       DOMESTIC
                                                      GROWTH            GROWTH           GROWTH         GROWTH       EQUITY ETF
                                                  STANDARD CLASS     SERVICE CLASS    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ----------------  ----------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $2,212,388       $28,997,538      $ 77,857,452    $15,157,607    $        --
Changes From Operations:
   - Net investment income (loss)                      (40,107)         (559,636)          140,366       (302,281)            --
   - Net realized gain (loss) on investments           110,538         1,375,428        (1,663,025)      (110,955)            --
   - Net change in unrealized appreciation or
     depreciation on investments                       490,498         8,120,728         6,401,308      4,868,079             --
                                                    ----------       -----------      ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     560,929         8,936,520         4,878,649      4,454,843             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  8,750         7,645,640        14,841,125      3,754,354             --
   - Contract withdrawals and transfers to
     annuity reserves                                 (228,751)       (2,176,383)       (4,221,944)      (983,578)            --
   - Contract transfers                                321,528         4,157,691         9,100,576      7,055,388             --
                                                    ----------       -----------      ------------    -----------    -----------
                                                       101,527         9,626,948        19,719,757      9,826,164             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --                --                --             --             --
   - Annuity Payments                                       --                --                --          3,836             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --             --             --
                                                    ----------       -----------      ------------    -----------    -----------
                                                            --                --                --          3,836             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              101,527         9,626,948        19,719,757      9,830,000             --
                                                    ----------       -----------      ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                662,456        18,563,468        24,598,406     14,284,843             --
                                                    ----------       -----------      ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                      2,874,844        47,561,006       102,455,858     29,442,450             --
Changes From Operations:
   - Net investment income (loss)                      (44,909)         (910,514)          484,955       (607,318)       (10,955)
   - Net realized gain (loss) on investments           279,259         2,416,584           (78,063)     1,087,816        (32,241)
   - Net change in unrealized appreciation or
     depreciation on investments                      (344,508)       (5,038,921)       (6,664,799)    (4,700,882)       334,012
                                                    ----------       -----------      ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (110,158)       (3,532,851)       (6,257,907)    (4,220,384)       290,816
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 38,881        12,913,007        21,358,554      7,912,031      7,277,008
   - Contract withdrawals and transfers to
     annuity reserves                                 (573,383)       (3,531,221)       (6,386,922)    (2,631,161)      (136,959)
   - Contract transfers                                (45,546)        6,815,138         7,504,247      3,665,151      7,140,626
                                                    ----------       -----------      ------------    -----------    -----------
                                                      (580,048)       16,196,924        22,475,879      8,946,021     14,280,675
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --                --                --             --             --
   - Annuity Payments                                       --                --                --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --             --             --
                                                    ----------       -----------      ------------    -----------    -----------
                                                            --                --                --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (580,048)       16,196,924        22,475,879      8,946,021     14,280,675
                                                    ----------       -----------      ------------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (690,206)       12,664,073        16,217,972      4,725,637     14,571,491
                                                    ----------       -----------      ------------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                     $2,184,638       $60,225,079      $118,673,830    $34,168,087    $14,571,491
                                                    ==========       ===========      ============    ===========    ===========

                                                     LVIP
                                                   VANGUARD          LVIP        LORD ABBETT
                                                 INTERNATIONAL    WELLS FARGO    FUNDAMENTAL      MFS VIT
                                                  EQUITY ETF    INTRINSIC VALUE    EQUITY       CORE EQUITY
                                                 SERVICE CLASS   SERVICE CLASS    CLASS VC     SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  ---------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $       --      $26,857,754    $ 4,767,170    $2,974,261
Changes From Operations:
   - Net investment income (loss)                         --         (212,478)       (36,140)      (19,633)
   - Net realized gain (loss) on investments              --         (736,424)       129,017        70,733
   - Net change in unrealized appreciation or
     depreciation on investments                          --        4,601,006      1,284,818       316,151
                                                  ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --        3,652,104      1,377,695       367,251
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --        2,131,422      1,239,709         9,266
   - Contract withdrawals and transfers to
     annuity reserves                                     --       (1,692,419)      (242,188)     (364,118)
   - Contract transfers                                   --       (3,416,212)     2,840,582      (257,013)
                                                  ----------      -----------    -----------    ----------
                                                          --       (2,977,209)     3,838,103      (611,865)
   Annuity Reserves:
   - Transfer from accumulation units and
      between subaccounts                                 --               --             --            --
   - Annuity Payments                                     --               --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --            --
                                                  ----------      -----------    -----------    ----------
                                                          --               --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --       (2,977,209)     3,838,103      (611,865)
                                                  ----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --          674,895      5,215,798      (244,614)
                                                  ----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                           --       27,532,649      9,982,968     2,729,647
Changes From Operations:
   - Net investment income (loss)                    (40,420)        (265,802)       (85,027)      (23,981)
   - Net realized gain (loss) on investments         (12,361)         113,066        713,316       126,927
   - Net change in unrealized appreciation or
     depreciation on investments                    (497,798)      (1,505,449)    (1,308,409)     (163,830)
                                                  ----------      -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (550,579)      (1,658,185)      (680,120)      (60,884)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            4,080,091        4,091,396      1,411,940         1,427
   - Contract withdrawals and transfers to
     annuity reserves                                (98,722)      (2,112,983)      (351,522)     (322,860)
   - Contract transfers                            5,484,597        3,731,494      4,072,015      (122,313)
                                                  ----------      -----------    -----------    ----------
                                                   9,465,966        5,709,907      5,132,433      (443,746)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --               --             --            --
   - Annuity Payments                                     --               --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --            --
                                                  ----------      -----------    -----------    ----------
                                                          --               --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          9,465,966        5,709,907      5,132,433      (443,746)
                                                  ----------      -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            8,915,387        4,051,722      4,452,313      (504,630)
                                                  ----------      -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $8,915,387      $31,584,371    $14,435,281    $2,225,017
                                                  ==========      ===========    ===========    ==========

See accompanying notes.

                                                              MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                              GROWTH          GROWTH      TOTAL RETURN  TOTAL RETURN
                                                           INITIAL CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS
                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                           -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                               $3,274,416     $10,054,060    $15,719,007   $296,846,148
Changes From Operations:
   - Net investment income (loss)                              (38,941)       (187,299)       196,816      2,679,650
   - Net realized gain (loss) on investments                  (136,016)        594,943       (150,372)    (3,853,276)
   - Net change in unrealized appreciation or
     depreciation on investments                               555,155       1,275,862      1,092,050     24,515,078
                                                            ----------     -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             380,198       1,683,506      1,138,494     23,341,452
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         26,060       2,828,157         61,923     19,006,217
   - Contract withdrawals and transfers to annuity
     reserves                                                 (419,795)     (1,251,027)    (2,070,731)   (31,552,826)
   - Contract transfers                                       (111,343)      1,201,985       (704,705)    13,261,012
                                                            ----------     -----------    -----------   ------------
                                                              (505,078)      2,779,115     (2,713,513)       714,403
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --              --           (153)            --
   - Annuity Payments                                           (2,387)         (1,643)        (2,474)       (11,949)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                 1,092              --           (101)         1,022
                                                            ----------     -----------    -----------   ------------
                                                                (1,295)         (1,643)        (2,728)       (10,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (506,373)      2,777,472     (2,716,241)       703,476
                                                            ----------     -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (126,175)      4,460,978     (1,577,747)    24,044,928
                                                            ----------     -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                              3,148,241      14,515,038     14,141,260    320,891,076
Changes From Operations:
   - Net investment income (loss)                              (36,171)       (264,042)       144,771      2,217,903
   - Net realized gain (loss) on investments                   (35,440)        917,966         47,866          5,495
   - Net change in unrealized appreciation or
     depreciation on investments                                28,140      (1,386,788)      (135,577)    (2,431,051)
                                                            ----------     -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (43,471)       (732,864)        57,060       (207,653)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            679       3,648,885        137,562      9,037,407
   - Contract withdrawals and transfers to annuity
     reserves                                                 (375,644)     (1,267,920)    (2,022,690)   (34,122,423)
   - Contract transfers                                        (63,375)      2,443,009       (554,675)    (8,160,841)
                                                            ----------     -----------    -----------   ------------
                                                              (438,340)      4,823,974     (2,439,803)   (33,245,857)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --              --             --             --
   - Annuity Payments                                           (2,564)           (186)        (2,698)       (12,309)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                 1,046              --             53         (1,141)
                                                            ----------     -----------    -----------   ------------
                                                                (1,518)           (186)        (2,645)       (13,450)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (439,858)      4,823,788     (2,442,448)   (33,259,307)
                                                            ----------     -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (483,329)      4,090,924     (2,385,388)   (33,466,960)
                                                            ----------     -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                             $2,664,912     $18,605,962    $11,755,872   $287,424,116
                                                            ==========     ===========    ===========   ============

                                                                                          MORGAN
                                                                                          STANLEY
                                                             MFS VIT        MFS VIT     UIF CAPITAL      NB AMT
                                                            UTILITIES      UTILITIES      GROWTH        MID-CAP           NB AMT
                                                          INITIAL CLASS  SERVICE CLASS   CLASS II    GROWTH I CLASS  REGENCY I CLASS
                                                            SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                          -------------  -------------  -----------  --------------  ---------------
NET ASSETS AT JANUARY 1, 2010                              $18,430,756   $167,168,663   $  709,340    $ 49,806,670    $ 56,317,829
Changes From Operations:
   - Net investment income (loss)                              223,517      2,305,204       (9,595)       (809,249)       (513,611)
   - Net realized gain (loss) on investments                   100,936     (3,323,740)      46,491       2,014,076        (692,719)
   - Net change in unrealized appreciation or
     depreciation on investments                               758,946     19,325,819      192,742      10,661,078      12,736,697
                                                          -------------  -------------  -----------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           1,083,399     18,307,283      229,638      11,865,905      11,530,367
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         68,312     10,502,284      224,727         304,435         258,961
   - Contract withdrawals and transfers to annuity
     reserves                                               (2,217,993)   (14,340,339)     (22,628)     (5,382,761)     (6,863,768)
   - Contract transfers                                     (4,982,013)    (5,204,747)     116,634      (3,373,006)     (6,088,448)
                                                          -------------  -------------  -----------  --------------  ---------------
                                                            (7,131,694)    (9,042,802)     318,733      (8,451,332)    (12,693,255)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --             --           --              --              --
   - Annuity Payments                                           (9,901)       (15,250)          --          (1,287)        (11,278)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                               (13,292)           474           --             666              46
                                                          -------------  -------------  -----------  --------------  ---------------
                                                               (23,193)       (14,776)          --            (621)        (11,232)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                             (7,154,887)    (9,057,578)     318,733      (8,451,953)    (12,704,487)
                                                          -------------  -------------  -----------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (6,071,488)     9,249,705      548,371       3,413,952      (1,174,120)
                                                          -------------  -------------  -----------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2010                             12,359,268    176,418,368    1,257,711      53,220,622      55,143,709
Changes From Operations:
   - Net investment income (loss)                              210,800      2,601,034      (12,885)       (801,816)       (496,589)
   - Net realized gain (loss) on investments                   403,867      3,150,618       65,784       4,471,252       1,331,664
   - Net change in unrealized appreciation or
     depreciation on investments                                14,610      2,571,192     (109,297)     (3,947,591)     (4,506,814)
                                                          -------------  -------------  -----------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             629,277      8,322,844      (56,398)       (278,155)     (3,671,739)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         23,794     16,241,582      145,663         353,084         424,829
   - Contract withdrawals and transfers to annuity
     reserves                                               (1,715,861)   (18,696,604)     (48,355)     (7,563,436)     (7,153,072)
   - Contract transfers                                       (500,851)     4,789,147      164,638      (3,026,562)     (4,607,942)
                                                          -------------  -------------  -----------  --------------  ---------------
                                                            (2,192,918)     2,334,125      261,946     (10,236,914)    (11,336,185)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --          9,907           --              --          24,639
   - Annuity Payments                                          (10,942)       (17,142)          --          (1,492)        (12,876)
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                 3,402            548           --             655              43
                                                          -------------  -------------  -----------  --------------  ---------------
                                                                (7,540)        (6,687)          --            (837)         11,806
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                             (2,200,458)     2,327,438      261,946     (10,237,751)    (11,324,379)
                                                          -------------  -------------  -----------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (1,571,181)    10,650,282      205,548     (10,515,906)    (14,996,118)
                                                          -------------  -------------  -----------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                            $10,788,087   $187,068,650   $1,463,259    $ 42,704,716    $ 40,147,591
                                                          =============  =============  ===========  ==============  ===============

                                                            OPPENHEIMER     PIMCO VIT     PUTNAM VT    PUTNAM VT
                                                              GLOBAL        COMMODITY       GLOBAL     GROWTH &
                                                            SECURITIES     REAL RETURN   HEALTH CARE    INCOME
                                                           SERVICE CLASS  ADVISOR CLASS    CLASS IB    CLASS IB
                                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                                           -------------  -------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                               $1,260,958     $ 4,144,190   $3,309,551   $2,203,940
Changes From Operations:
   - Net investment income (loss)                               (1,355)        879,069       11,667         (437)
   - Net realized gain (loss) on investments                    35,798         (53,794)      27,074     (206,694)
   - Net change in unrealized appreciation or
     depreciation on investments                               399,422         848,474      (15,577)     432,181
                                                            ----------     -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             433,865       1,673,749       23,164      225,050
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        931,563         873,451        3,192        2,948
   - Contract withdrawals and transfers to annuity
     reserves                                                 (137,448)       (697,036)    (377,650)    (302,047)
   - Contract transfers                                      1,325,649       5,814,408      (74,335)    (124,495)
                                                            ----------     -----------   ----------   ----------
                                                             2,119,764       5,990,823     (448,793)    (423,594)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --          33,873           --           --
   - Annuity Payments                                               --            (294)          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                    --              --           --           --
                                                            ----------     -----------   ----------   ----------
                                                                    --          33,579           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              2,119,764       6,024,402     (448,793)    (423,594)
                                                            ----------     -----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      2,553,629       7,698,151     (425,629)    (198,544)
                                                            ----------     -----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2010                              3,814,587      11,842,341    2,883,922    2,005,396
Changes From Operations:
   - Net investment income (loss)                               (7,626)      1,939,936      (21,420)      (6,936)
   - Net realized gain (loss) on investments                    62,846          50,504      102,418     (162,076)
   - Net change in unrealized appreciation or
     depreciation on investments                              (680,365)     (3,361,576)    (151,962)      74,332
                                                            ----------     -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (625,145)     (1,371,136)     (70,964)     (94,680)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      1,019,326       2,118,409       46,422       70,045
   - Contract withdrawals and transfers to annuity
     reserves                                                 (193,587)     (1,690,248)    (361,960)    (496,045)
   - Contract transfers                                      2,768,097       3,399,357       80,815     (100,280)
                                                            ----------     -----------   ----------   ----------
                                                             3,593,836       3,827,518     (234,723)    (526,280)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                    --           4,148           --           --
   - Annuity Payments                                               --          (3,883)          --           --
   - Receipt (reimbursement) of mortality guarantee
     adjustments                                                    --             (18)          --           --
                                                            ----------     -----------   ----------   ----------
                                                                    --             247           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              3,593,836       3,827,765     (234,723)    (526,280)
                                                            ----------     -----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      2,968,691       2,456,629     (305,687)    (620,960)
                                                            ----------     -----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                             $6,783,278     $14,298,970   $2,578,235   $1,384,436
                                                            ==========     ===========   ==========   ==========

See accompanying notes.

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of nineteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

     -    Lincoln ChoicePlus Signature

     -    Lincoln ChoicePlus Rollover

     -    Lincoln ChoicePlus Fusion

     -    Lincoln Investment Solutions

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred twelve available mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Fund**
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class A Fund**
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class A Fund**
     ABVPSF International Value Class B Fund
     ABVPSF Large Cap Growth Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund**
     ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio** American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund**
     American Funds Blue Chip Income & Growth Class 1 Fund**
     American Funds Bond Class 1 Fund**
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Bond Class 1 Fund**
     American Funds Global Discovery Class 1 Fund**
     American Funds Global Growth Class 1 Fund**
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund**
     American Funds Global Small Capitalization Class 1 Fund**
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund**
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund**
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund**
     American Funds International Class 1 Fund**
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund** American Funds Mortgage Bond Class 1 Fund**
     American Funds New World Class 1 Fund**
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund** BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund**
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series**
     Delaware VIP Diversified Income Service Class Series

     Delaware VIP Emerging Markets Standard Class Series**
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP High Yield Service Class Series
     Delaware VIP International Value Equity Standard Class Series Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Standard Class Series**
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund**
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Initial Class Portfolio**
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class 2 Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Initial Class Portfolio**
     Fidelity VIP Mid Cap Service Class 2 Portfolio
     Fidelity VIP Overseas Initial Class Portfolio
     Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund**
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
     Huntington VA Balanced Fund
     Huntington VA Dividend Capture Fund
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Capital  Appreciation Series I Fund
     Invesco V.I. Capital Appreciation Series II Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Core Equity Series II Fund
     Invesco V.I. International Growth Series I Fund
     Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund**
     LVIP American Global Growth Service Class II Fund
     LVIP American Global Small Capitalization Service Class II Fund
     LVIP American Growth Allocation Standard Class Fund**
     LVIP American Growth Service Class II Fund
     LVIP American Growth-Income Service Class II Fund
     LVIP American Income Allocation Standard Class Fund**
     LVIP American International Service Class II Fund
     LVIP Baron Growth Opportunities Standard Class Fund**
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP BlackRock Inflation Protected Bond Service Class Fund
     LVIP Capital Growth Standard Class Fund**
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund**
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund**
     LVIP Columbia Value Opportunities Service Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Diversified Floating Rate Service Class Fund

     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Service Class Fund
     LVIP Delaware Growth and Income Standard Class Fund**
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Service Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Service Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Service Class Fund
     LVIP Global Income Standard Class Fund**
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP JPMorgan High Yield Service Class Fund
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Standard Class Fund**
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund**
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund**
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund**
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Service Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Service Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund**
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Service Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund

     LVIP Templeton Growth Standard Class Fund**
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund**
     LVIP Turner Mid-Cap Growth Service Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund** LVIP Vanguard International Equity ETF Service Class Fund LVIP Wells Fargo Intrinsic Value Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
     Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Service Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Growth Service Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Total Return Service Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
     Morgan Stanley UIF Capital Growth Class II Portfolio Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund** PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

**   Available fund with no money invested at December 31, 2011

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the

Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series            LVIP SSgA Conservative Index Allocation Standard Class Fund
Delaware VIP Smid Cap Growth Service Class Series             LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP American Global Growth Service Class Fund                LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP American Global Small Capitalization Service Class Fund  LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP American Growth Service Class Fund                       LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP American Growth-Income Service Class Fund                LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP American International Service Class Fund                LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund   LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund    LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund    LVIP SSgA Moderately Aggressive Structured Allocation Standard
                                                                 Class Fund
LVIP JPMorgan High Yield Standard Class Fund                  LVIP SSgA Moderately Aggressive Structured Allocation Service
                                                                 Class Fund
LVIP JPMorgan High Yield Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund  Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund                LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                   Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio          Morgan Stanley UIF Capital Growth Class II Portfolio

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

American Funds Asset Allocation Class 1 Fund                      LVIP American Balanced Allocation Standard Class Fund
American Funds Blue Chip Income & Growth Class 1 Fund             LVIP American Growth Allocation Standard Class Fund
American Funds Bond Class 1 Fund                                  LVIP American Income Allocation Standard Class Fund
American Funds Global Balanced Class 1 Fund                       LVIP Dimensional Non-U.S. Equity Standard Class Fund
American Funds Global Bond Class 1 Fund                           LVIP Dimensional Non-U.S. Equity Service Class Fund
American Funds Global Discovery Class 1 Fund                      LVIP Dimensional U.S. Equity Standard Class Fund
American Funds Global Growth and Income Class 1 Fund              LVIP Dimensional U.S. Equity Service Class Fund
American Funds High-Income Bond Class 1 Fund                      LVIP Dimensional/Vanguard Total Bond Standard Class Fund
American Funds International Growth and Income Class 1 Fund       LVIP Dimensional/Vanguard Total Bond Service Class Fund
American Funds Mortgage Bond Class 1 Fund                         LVIP Vanguard Domestic Equity ETF Standard Class Fund
American Funds New World Class 1 Fund                             LVIP Vanguard Domestic Equity ETF Service Class Fund
American Funds U.S. Government/AAA-Rated Securities Class 1 Fund  LVIP Vanguard International Equity ETF Standard Class Fund
Huntington VA Balanced Fund                                       LVIP Vanguard International Equity ETF Service Class Fund
Huntington VA Dividend Capture Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the nineteen contract types within the Variable
Account:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis).

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0073973% (1.30% to 2.70% on an annual basis).

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis).

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis).

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis).

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

- Lincoln Choice Plus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis).

- Lincoln Choice Plus Rollover at a daily rate of .0027397% to .0069863% (1.00% to 2.55% on an annual basis).

- Lincoln Choice Plus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).

- Lincoln Investment Solutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis).

In addition, $146,581,088 and $109,000,142 was retained by the Company for contract charges and surrender charges during 2011 and 2010, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2011 and 2010, sales charges amounted to $13,469,536 and $13,790,007, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 0.65%    2.95%    $ 3.51    $13.84     2,984,851  $   22,863,398   -25.57%     -23.91%      0.34%
            2010                 0.65%    2.85%      4.67     18.41     3,004,150      29,512,963    15.25%      17.81%      2.00%
            2009                 0.65%    2.85%      4.01     15.82     3,372,425      27,481,352    48.84%      52.12%      0.00%
            2008                 0.65%    2.85%      2.67     10.52     3,262,920      16,985,544   -48.92%     -48.07%      0.00%
            2007                 1.15%    2.80%      5.17     20.19     3,842,419      33,767,641    16.76%      18.52%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2011                 0.65%    2.95%      8.60     14.60    12,608,426     144,047,406     3.09%       5.38%      1.10%
            2010                 0.65%    2.85%      8.35     14.03    13,986,390     153,878,947     9.63%      12.07%      0.00%
            2009                 0.65%    2.85%      7.47     12.67    14,537,403     145,245,860    16.97%      19.57%      3.54%
            2008                 0.65%    2.85%      6.73     10.72    14,925,347     128,497,995   -42.34%     -41.37%      1.77%
            2007                 1.15%    2.80%     11.89     18.42    15,940,246     238,553,594     1.96%       3.55%      1.20%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 0.65%    3.20%      5.66      9.26    30,051,265     182,677,468   -21.75%     -19.96%      4.21%
            2010                 0.65%    2.90%      7.10      7.81    23,913,577     177,374,151     1.37%       3.62%      3.08%
            2009                 0.65%    2.85%      6.88      7.58    16,087,503     116,859,013    30.58%      33.49%      1.14%
            2008                 0.65%    2.85%      5.44      5.71    15,725,322      87,885,870   -54.60%     -53.79%      0.88%
            2007                 1.10%    2.85%     11.78     12.38    13,859,734     170,225,318     2.63%       4.38%      0.99%
ABVPSF LARGE CAP GROWTH CLASS B
            2011                 1.30%    2.65%      5.50     12.77     1,335,065       9,727,179    -5.80%      -4.52%      0.09%
            2010                 1.30%    2.65%      5.79     13.38     1,688,466      12,963,373     6.96%       8.41%      0.27%
            2009                 1.30%    2.65%      5.37     12.34     2,076,002      14,747,140    33.52%      35.33%      0.00%
            2008                 1.30%    2.65%      3.99      9.12     2,586,486      13,536,124   -41.40%     -40.60%      0.00%
            2007                 1.30%    2.65%      6.74     15.39     3,281,465      29,322,568    10.65%      12.15%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2011                 0.65%    3.15%     10.09     21.53     8,277,391     131,094,788   -11.19%      -9.21%      0.25%
            2010                 0.65%    2.85%     11.45     24.00     8,248,951     150,623,922    23.04%      25.77%      0.27%
            2009                 0.65%    2.85%      9.13     19.31     7,108,955     104,160,839    38.65%      41.73%      0.88%
            2008                 0.65%    2.85%      6.98     13.79     7,758,456      84,894,668   -37.55%     -36.45%      0.43%
            2007                 1.10%    2.85%     11.03     21.87     5,982,290     110,145,206    -1.34%       0.37%      0.72%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 0.65%    3.15%     11.72     13.70    36,648,252     480,337,366     8.61%      11.02%      4.01%
            2010                 0.65%    2.85%     10.79     12.42    41,433,338     494,227,301     2.15%       4.42%      1.65%
            2009                 0.65%    2.85%     10.56     11.97    33,469,110     387,360,324     7.14%       9.52%      1.88%
            2008                 0.65%    2.85%      9.86     11.00    22,134,456     237,085,710    -4.37%      -2.73%      4.69%
            2007                 1.15%    2.85%     10.31     11.33    13,044,498     144,760,051     6.43%       8.15%      4.52%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.65%    3.15%      9.76     14.52    21,166,368     277,693,041   -11.45%      -9.48%      1.29%
            2010                 0.65%    2.85%     11.02     16.14    22,438,581     331,309,961     8.61%      11.02%      1.54%
            2009                 0.65%    2.85%     10.07     14.63    20,566,657     279,623,028    38.31%      41.38%      1.42%
            2008                 0.65%    2.85%      7.32     10.42    22,029,895     216,967,583   -40.12%     -39.06%      2.00%
            2007                 1.10%    2.85%     12.48     17.13    16,765,804     278,606,031    11.62%      13.59%      3.00%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.65%    3.15%      8.88     23.26    27,803,290     361,902,049   -21.42%     -19.67%      1.32%
            2010                 0.65%    2.85%     11.10     29.31    23,033,389     405,935,380    18.98%      21.62%      1.76%
            2009                 0.65%    2.85%      9.16     24.39    18,454,035     288,154,824    56.77%      60.25%      0.28%
            2008                 0.65%    2.85%      6.29     15.40    16,178,894     174,409,032   -54.83%     -54.03%      0.00%
            2007                 1.10%    2.85%     13.68     33.76    14,813,916     359,008,332    18.02%      20.10%      3.00%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.65%    3.15%      8.94     17.67   122,382,686   1,598,331,081    -6.97%      -4.90%      0.60%
            2010                 0.65%    2.85%      9.51     18.81   139,384,213   1,945,075,727    15.35%      17.91%      0.73%
            2009                 0.65%    2.85%      8.16     16.14   143,144,088   1,713,386,575    35.49%      38.51%      0.69%
            2008                 0.65%    2.85%      5.96     11.80   126,204,408   1,096,444,796   -45.55%     -44.58%      0.87%
            2007                 1.10%    2.85%     10.82     21.45   114,062,671   1,772,430,459     9.19%      11.12%      0.83%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.60%    3.15%    $ 8.84    $15.37   152,637,821  $1,782,292,860    -4.59%      -2.42%      1.54%
            2010                 0.60%    2.85%      9.19     15.95   160,676,140   1,965,743,078     8.30%      10.70%      1.51%
            2009                 0.65%    2.85%      8.34     14.58   154,732,127   1,766,480,965    27.55%      30.39%      1.70%
            2008                 0.65%    2.85%      6.69     11.32   133,043,914   1,213,955,684   -39.60%     -38.53%      1.82%
            2007                 1.10%    2.85%     11.31     18.55   119,952,131   1,837,362,865     2.09%       3.89%      1.59%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.65%    3.15%      8.52     19.65    46,345,677     622,060,997   -16.39%     -14.52%      1.76%
            2010                 0.65%    2.85%     10.06     23.27    47,415,131     763,935,853     4.22%       6.54%      2.09%
            2009                 0.65%    2.85%      9.52     22.11    45,438,851     690,446,358    39.05%      42.15%      1.49%
            2008                 0.65%    2.85%      6.75     15.74    52,149,321     567,950,440   -43.75%     -42.76%      2.03%
            2007                 1.10%    2.85%     11.82     27.70    48,317,076     904,894,574    16.65%      18.71%      1.65%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 0.60%    3.20%     10.23     12.17    88,294,663   1,039,089,031    -6.40%      -4.22%      2.89%
            2010                 0.60%    2.90%     12.25     12.69    49,546,291     617,625,604     6.68%       9.05%      1.72%
            2009      6/30/09    0.65%    2.85%     11.48     11.64    17,623,448     203,695,578     1.44%      15.58%      2.31%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.65%    3.15%     10.28     15.76    81,034,287   1,190,826,571     3.12%       5.47%      3.88%
            2010                 0.65%    2.90%     12.70     15.04    69,940,824     998,422,247     4.84%       7.17%      4.24%
            2009                 0.65%    2.85%     12.11     14.12    52,883,597     715,222,239    23.10%      25.84%      5.14%
            2008                 0.65%    2.85%      9.84     11.30    35,059,220     383,243,656    -7.57%      -5.94%      3.55%
            2007                 1.10%    2.85%     10.65     12.04    25,769,243     302,157,201     4.40%       6.08%      2.59%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 0.65%    3.20%      8.67     40.94    18,913,750     308,378,797   -22.25%     -20.52%      1.58%
            2010                 0.65%    2.85%     11.14     52.13    14,644,887     312,915,951    14.89%      17.44%      0.57%
            2009                 0.65%    2.85%      9.92     44.92    11,762,070     223,132,089    72.68%      76.52%      0.94%
            2008                 0.65%    2.85%      5.69     25.76    12,841,316     141,037,891   -53.04%     -52.22%      1.28%
            2007                 1.10%    2.85%     18.56     54.30    10,582,568     256,714,563    34.62%      36.79%      1.24%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.40%    2.35%     15.54     21.46       334,426       5,252,890     0.00%       0.96%      7.91%
            2010                 1.40%    2.35%     15.39     21.42       750,316      11,622,616    12.64%      13.72%      6.76%
            2009                 1.40%    2.35%     13.53     18.98       574,400       7,859,946    45.52%      46.90%      9.42%
            2008                 1.40%    2.35%      9.21     13.02       862,558       8,034,157   -25.94%     -25.23%      8.20%
            2007                 1.40%    2.35%     12.32     17.54     1,277,232      15,879,806     0.41%       1.37%      6.52%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 0.65%    3.15%     12.41     21.64    14,588,017     243,741,485    -0.55%       1.67%      8.92%
            2010                 0.65%    2.85%     12.47     21.54    19,118,188     319,535,835    11.69%      14.17%      7.33%
            2009                 0.65%    2.85%     11.14     19.10    17,730,626     265,885,036    44.48%      47.69%      7.18%
            2008                 0.65%    2.85%      8.01     13.09    15,955,990     166,499,584   -26.55%     -25.25%      8.03%
            2007                 1.10%    2.85%     10.72     17.64    14,288,786     202,639,176    -0.34%       1.37%      6.15%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
            2011                 1.40%    2.15%     14.50     16.35        15,242         222,522   -16.26%     -15.63%      1.26%
            2010                 1.40%    2.15%     17.19     19.53        19,350         334,606     8.57%       9.38%      3.98%
            2009                 1.40%    2.15%     15.72     17.99        23,655         373,841    31.86%      32.86%      3.47%
            2008                 1.40%    2.15%     11.83     13.64        35,587         423,335   -43.65%     -43.22%      2.98%
            2007                 1.40%    2.15%     20.84     22.81        81,729       1,714,184     3.51%       3.77%      2.21%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.60%    3.15%     10.27     12.15    78,519,076     911,377,732    -0.32%       1.94%      1.62%
            2010                 0.60%    2.85%     10.84     11.90    56,532,719     658,386,518     1.36%       3.62%      2.03%
            2009                 0.65%    2.85%     10.72     11.51    32,029,490     362,100,137     9.48%      11.86%      3.33%
            2008                 0.65%    2.80%      9.79     10.35     7,989,474      81,388,856    -3.39%      -1.78%      4.10%
            2007                 1.15%    2.80%     10.14     10.55     1,745,444      18,209,455     1.35%       2.94%      4.55%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.40%    2.35%     21.06     29.81       160,337       4,660,435     8.38%       9.42%      1.62%
            2010                 1.40%    2.35%     19.43     27.25       200,164       5,329,560    24.04%      25.22%      2.80%
            2009                 1.40%    2.35%     15.67     21.76       234,742       4,993,625    20.45%      21.60%      4.94%
            2008                 1.40%    2.35%     13.01     17.89       337,494       5,881,815   -36.57%     -35.97%      2.60%
            2007                 1.40%    2.35%     20.51     27.95       497,495      13,641,050   -15.94%     -15.14%      1.50%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DELAWARE VIP REIT SERVICE CLASS
            2011                 0.65%    3.15%    $ 8.93    $24.76     7,381,989  $  124,874,170     7.51%       9.90%      1.34%
            2010                 0.65%    2.85%      8.46     22.70     6,696,391     110,546,563    23.06%      25.79%      2.55%
            2009                 0.65%    2.85%      7.55     18.18     6,492,661      89,686,763    19.77%      21.89%      4.61%
            2008                 1.10%    2.85%      6.20     14.96     8,564,358      97,607,134   -37.11%     -35.99%      2.14%
            2007                 1.10%    2.85%      9.68     23.45    10,520,517     190,815,163   -16.59%     -15.16%      1.15%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 1.40%    2.35%     21.33     25.64       295,505       7,526,918    -3.63%      -2.70%      0.52%
            2010                 1.40%    2.35%     22.13     26.35       363,786       9,531,790    29.20%      30.43%      0.65%
            2009                 1.40%    2.35%     17.13     20.20       442,151       8,885,188    28.77%      30.00%      1.04%
            2008                 1.40%    2.35%     13.30     15.54       624,210       9,651,885   -31.51%     -30.85%      0.83%
            2007                 1.40%    2.35%     19.30     22.48       911,687      20,420,995    -8.79%      -7.92%      0.54%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 0.65%    3.20%     10.75     25.85    20,004,931     323,498,204    -4.36%      -2.23%      0.28%
            2010                 0.65%    2.85%     11.62     26.63    17,716,673     309,429,689    28.21%      31.06%      0.46%
            2009                 0.65%    2.85%      8.93     20.47    17,867,130     247,088,668    27.87%      30.72%      0.71%
            2008                 0.65%    2.85%      7.20     15.78    21,006,014     230,267,773   -32.04%     -30.94%      0.46%
            2007                 1.25%    2.85%     10.53     22.89    19,715,307     327,861,445    -9.46%      -8.00%      0.25%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 1.40%    2.35%     18.15     22.82       374,688       8,532,844     5.62%       6.63%      0.98%
            2010     10/8/10     1.40%    2.35%     17.06     21.40       442,067       9,442,351    13.16%      13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 0.65%    3.15%      9.86     21.00     7,446,364     115,611,592     4.92%       7.20%      0.74%
            2010     10/8/10     0.65%    2.80%      9.31     19.87     5,869,618      84,963,927    12.98%      13.54%      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 1.40%    2.35%     12.64     15.83       531,817       8,405,150    51.13%      52.58%      0.00%
            2008                 1.40%    2.35%      8.30     10.37       677,030       7,010,663   -47.98%     -47.48%      0.00%
            2007                 1.40%    2.35%     15.84     19.75       967,792      19,092,097     8.18%       9.21%      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 0.65%    2.80%      6.93     14.84     6,221,993      66,463,438    50.11%      53.37%      0.00%
            2008                 0.65%    2.80%      4.57      9.81     7,395,820      52,003,840   -48.33%     -47.47%      0.00%
            2007                 1.15%    2.80%      8.76     18.84     8,624,685     115,826,354     7.41%       9.20%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 0.65%    3.00%     10.11     14.31    20,137,700     232,573,464     4.48%       6.81%      0.04%
            2010                 0.65%    2.85%      9.68     13.56    11,708,708     124,714,441    10.35%      12.81%      0.00%
            2009                 0.65%    2.85%      8.77     12.17     6,365,710      62,326,594    38.93%      42.02%      0.00%
            2008                 0.65%    2.85%      6.32      8.67     2,886,087      21,229,340   -44.44%     -43.57%      0.00%
            2007                 1.25%    2.80%     11.37     15.46     2,918,817      38,693,665     9.27%      10.98%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 1.40%    2.35%     13.23     16.97       434,858       5,811,505     6.99%       8.01%      2.01%
            2010                 1.40%    2.35%     12.25     15.78       508,244       6,281,230    12.94%      14.02%      2.43%
            2009                 1.40%    2.35%     10.74     13.90       559,770       6,065,594    15.22%      16.32%      3.25%
            2008                 1.40%    2.35%      9.23     11.78       682,623       6,352,152   -34.97%     -34.35%      3.16%
            2007                 1.40%    2.35%     14.07     18.08     1,057,669      14,923,996    -4.79%      -4.08%      1.64%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 0.65%    3.20%      9.01     16.30    12,147,550     154,062,662     6.19%       8.55%      1.70%
            2010                 0.65%    2.85%      8.38     15.22    10,530,555     125,406,966    12.09%      14.46%      2.20%
            2009                 0.75%    2.85%      7.39     13.47    11,033,921     117,051,364    14.35%      16.77%      2.78%
            2008                 0.75%    2.85%      6.77     11.69     9,940,337      92,632,743   -35.44%     -34.33%      2.59%
            2007                 1.15%    2.85%     10.71     17.96    11,006,428     158,874,478    -5.67%      -4.10%      1.26%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 0.65%    3.20%     11.72     12.77     3,156,835      37,965,035    -5.79%      -3.74%      1.01%
            2010                 0.65%    2.80%     12.44     13.38     1,476,223      18,687,740     9.05%      11.42%      0.74%
            2009      7/7/09     0.65%    2.80%     11.41     12.10       285,305       3,278,794    -0.10%      15.38%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 1.30%    2.65%      8.41     14.81     1,765,361      18,412,219    -0.83%       0.52%      1.74%
            2010                 1.30%    2.65%      8.41     14.81     2,369,761      24,773,760    11.71%      13.22%      1.94%
            2009                 1.30%    2.65%      7.47     13.15     2,778,210      25,482,492    23.02%      24.69%      2.88%
            2008                 1.30%    2.65%      6.02     10.41     3,279,387      24,170,085   -38.80%     -37.96%      2.55%
            2007                 1.30%    2.65%      9.75     16.93     4,338,906      51,876,026     2.54%       3.94%      1.54%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.15%    2.80%    $ 9.71    $13.84     2,068,470  $   25,866,328    -1.30%       0.34%      1.41%
            2010                 1.15%    2.80%      9.84     13.83     2,867,522      35,007,227    11.36%      13.21%      1.67%
            2009                 1.15%    2.80%      8.76     12.24     3,130,133      33,955,820    22.55%      24.59%      2.53%
            2008                 1.15%    2.80%      7.03      9.84     3,323,686      29,391,732   -39.07%     -38.06%      2.13%
            2007                 1.15%    2.85%     11.78     15.92     3,221,316      47,252,950     2.08%       3.73%      1.22%
DWS VIP SMALL CAP INDEX CLASS A
            2011                 1.30%    2.65%     10.18     19.02       290,157       5,003,402    -6.92%      -5.65%      0.88%
            2010                 1.30%    2.65%     10.92     20.33       390,509       7,149,169    23.09%      24.76%      0.93%
            2009                 1.30%    2.65%      8.86     16.44       490,142       7,212,160    23.26%      24.94%      1.83%
            2008                 1.30%    2.65%     11.45     13.27       575,785       6,804,093   -35.85%     -34.98%      1.65%
            2007                 1.30%    2.65%     17.72     20.69       735,210      13,405,275    -4.47%      -3.17%      0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.10%    2.80%     10.18     17.00       897,245      12,331,980    -7.21%      -5.62%      0.60%
            2010                 1.10%    2.80%     10.88     18.06     1,109,169      16,421,906    22.63%      24.73%      0.70%
            2009                 1.10%    2.80%      8.73     14.52     1,412,601      16,755,116    22.78%      24.89%      1.69%
            2008                 1.10%    2.80%      6.99     11.65     1,941,075      18,430,158   -36.14%     -35.05%      1.35%
            2007                 1.10%    2.85%     11.16     17.98     2,539,796      37,470,213    -4.91%      -3.38%      0.61%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 0.65%    3.20%      9.61     17.14    63,087,761     912,428,246    -5.52%      -3.41%      0.81%
            2010                 0.65%    2.85%     10.16     17.87    61,036,851     938,786,812    13.64%      16.17%      1.06%
            2009                 0.65%    2.85%      8.87     15.48    58,487,568     794,109,979    31.66%      34.59%      1.30%
            2008                 0.65%    2.85%      6.78     11.58    48,230,649     500,282,061   -44.30%     -43.32%      0.90%
            2007                 1.10%    2.85%     12.42     20.48    38,112,592     724,082,879    14.01%      15.96%      0.85%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 1.40%    2.35%     11.89     14.87       468,306       5,855,188    -1.38%      -0.43%      2.36%
            2010                 1.40%    2.35%     11.96     15.00       556,864       6,992,880    12.48%      13.55%      1.73%
            2009                 1.40%    2.35%     10.56     13.27       685,293       7,578,540    27.44%      28.40%      2.17%
            2008                 1.40%    2.15%      8.24     10.19       885,428       7,625,372   -43.88%     -43.45%      2.06%
            2007                 1.40%    2.15%     14.60     18.16     1,299,142      19,795,659    -0.63%       0.12%      1.59%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2011                 1.30%    2.85%      9.21     14.53     2,861,794      35,610,265    -1.98%      -0.65%      2.09%
            2010                 1.30%    2.65%      9.38     14.70     3,620,280      45,488,308    11.91%      13.43%      1.53%
            2009                 1.30%    2.65%      8.37     13.03     4,451,795      49,328,897    26.49%      28.21%      1.98%
            2008                 1.30%    2.65%      6.61     10.22     5,495,296      47,467,613   -44.31%     -43.55%      2.10%
            2007                 1.30%    2.65%     11.84     18.21     6,845,010     104,868,409    -1.38%      -0.04%      1.54%
FIDELITY VIP GROWTH INITIAL CLASS
            2011                 1.40%    2.35%     10.34     14.48       460,052       4,775,306    -2.13%      -1.19%      0.34%
            2010                 1.40%    2.35%     10.46     14.72       538,248       5,652,969    21.29%      22.45%      0.26%
            2009                 1.40%    2.35%      8.55     12.08       647,204       5,549,321    25.31%      26.50%      0.43%
            2008                 1.40%    2.35%      6.75      9.41       777,690       5,288,086   -48.40%     -47.90%      0.71%
            2007                 1.40%    2.35%     12.97     18.20     1,060,215      13,793,116    24.26%      25.20%      0.88%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 0.65%    3.15%      6.38     14.15    10,487,630     112,879,306    -2.84%      -0.68%      0.15%
            2010                 0.65%    2.85%      6.49     14.42     6,704,736      72,730,755    20.38%      22.94%      0.03%
            2009                 0.75%    2.85%      5.34     11.86     6,516,911      57,271,821    24.37%      27.01%      0.20%
            2008                 0.65%    2.85%      4.25      9.44     6,858,292      46,897,614   -48.79%     -47.91%      0.61%
            2007                 1.15%    2.85%      8.21     18.06     6,111,259      78,588,080    23.10%      25.09%      0.35%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 0.65%    3.20%     10.17     13.49    33,192,208     426,177,922   -13.40%     -11.43%      0.02%
            2010                 0.65%    2.90%     11.75     15.32    27,343,150     403,627,732    24.96%      27.74%      0.14%
            2009                 0.65%    2.85%      9.40     12.07    22,158,329     259,905,147    35.83%      38.85%      0.45%
            2008                 0.65%    2.85%      6.91      8.74    24,760,020     212,067,044   -41.31%     -40.27%      0.24%
            2007                 1.10%    2.85%     12.02     14.66    18,422,757     266,663,938    12.10%      14.02%      0.50%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2011                 1.40%    2.50%     10.93     15.30       153,184       1,688,755   -18.93%     -18.32%      1.33%
            2010                 1.40%    2.15%     13.38     18.87       169,524       2,285,225    10.71%      11.54%      1.31%
            2009                 1.40%    2.15%     12.00     17.04       212,209       2,561,986    23.84%      24.77%      1.96%
            2008                 1.40%    2.15%      9.61     13.76       278,109       2,693,356   -45.00%     -44.59%      2.30%
            2007                 1.40%    2.35%     17.35     25.02       377,037       6,583,118    14.82%      15.68%      3.30%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2011                 0.65%    2.95%    $ 7.52    $15.68     6,621,278  $   73,555,411   -19.67%     -17.88%      1.17%
            2010                 0.65%    2.85%      9.25     19.21     6,387,666      87,005,111     9.66%      12.10%      1.25%
            2009                 0.65%    2.85%      8.34     17.25     6,143,849      76,136,561    22.68%      25.40%      1.86%
            2008                 0.65%    2.85%      6.94     13.85     7,199,120      72,016,219   -45.51%     -44.60%      2.44%
            2007                 1.15%    2.80%     12.61     25.03     7,192,637     131,134,843    13.82%      15.60%      2.94%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 0.65%    3.20%     10.61     12.06    45,492,856     530,064,143    -0.49%       1.72%      5.71%
            2010                 0.65%    2.85%     10.65     11.93    43,099,161     498,814,149     9.51%      11.94%      6.56%
            2009                 0.65%    2.85%      9.72     10.72    40,161,631     419,768,277    31.79%      34.72%      9.07%
            2008                 0.65%    2.85%      7.37      8.01    45,663,538     358,972,880   -31.63%     -30.43%      5.51%
            2007                 1.10%    2.85%     11.00     11.53    30,630,668     350,024,275     0.84%       2.57%      3.16%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2011                 0.65%    3.00%      7.59     18.98     7,932,229      99,563,324    -7.46%      -5.45%      0.00%
            2010                 0.65%    2.80%      8.09     20.31     8,661,182     115,470,893    24.10%      26.80%      0.00%
            2009                 0.65%    2.80%      6.43     16.21     8,125,612      84,045,660    39.61%      42.64%      0.00%
            2008                 0.65%    2.80%      4.54     11.50     8,416,602      61,007,232   -44.09%     -43.13%      0.00%
            2007                 1.10%    2.80%      8.01     20.38     8,116,799      99,601,237     8.17%       9.97%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 0.60%    3.15%      8.54     10.61    66,563,230     615,076,571    -3.83%      -1.64%      2.47%
            2010                 0.60%    2.85%      8.88      9.80    54,494,842     509,112,460     8.07%      10.47%      1.69%
            2009                 0.65%    2.85%      8.15      8.92    38,857,221     332,056,609    22.51%      25.23%      1.91%
            2008                 0.65%    2.85%      6.69      7.17    32,812,982     229,277,740   -38.88%     -37.80%      3.40%
            2007                 1.10%    2.85%     11.18     11.54    19,477,930     223,014,246     0.62%       2.30%      1.36%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 0.65%    3.05%     14.79     16.43    36,180,320     574,633,153    -3.66%      -1.51%      5.68%
            2010                 0.65%    2.85%     15.36     16.79    40,764,015     663,735,354    11.23%      13.71%      1.44%
            2009                 0.65%    2.85%     13.81     14.85    43,922,491     634,785,795    15.35%      17.91%     13.76%
            2008                 0.65%    2.85%     11.97     12.67    32,135,561     398,547,664     3.22%       5.04%      3.61%
            2007                 1.10%    2.85%     11.44     12.08    14,537,470     173,292,272     7.94%       9.73%      2.53%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 1.10%    2.80%      8.11     14.09     4,138,216      48,108,484    -9.55%      -7.99%      1.35%
            2010                 1.10%    2.80%      8.82     15.43     4,977,019      63,340,595     4.43%       6.22%      1.38%
            2009                 1.10%    2.80%      8.31     14.64     5,941,949      71,676,759    27.48%      29.67%      3.42%
            2008                 1.10%    2.80%      6.41     11.37     8,941,572      83,661,526   -43.92%     -42.95%      1.79%
            2007                 1.10%    2.80%     11.25     20.08    11,165,734     184,159,759    -0.48%       1.18%      1.38%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2011                 0.65%    2.60%     10.01     12.36    13,467,908     156,722,125    -9.51%      -7.87%      1.32%
            2010                 0.65%    2.45%     12.91     13.41     7,082,817      94,298,079     8.21%      10.17%      1.10%
            2009                 0.65%    2.45%     12.05     12.09     1,764,860      21,433,908    16.05%      16.35%      5.61%
            2008     12/18/08    1.30%    1.55%     10.39     10.39         3,757          39,029     2.82%       4.56%      2.59%
HUNTINGTON VA BALANCED
            2011      6/13/11    1.15%    2.65%      9.62      9.71        96,988         939,589    -2.89%       5.80%      1.55%
HUNTINGTON VA DIVIDEND CAPTURE
            2011      6/29/11    1.15%    2.20%      9.77      9.83        32,379         317,940    -0.64%       9.19%      6.87%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 1.40%    2.15%      3.73     11.54       430,501       2,450,534    -9.87%      -9.19%      0.15%
            2010                 1.40%    2.35%      4.12     12.80       507,972       3,167,577    12.80%      13.88%      0.73%
            2009                 1.40%    2.35%      3.64     11.32       603,996       3,291,006    18.27%      19.40%      0.61%
            2008                 1.40%    2.35%      3.06      9.56       748,284       3,358,095   -43.83%     -43.29%      0.00%
            2007                 1.40%    2.35%      5.41     16.98       996,399       7,865,602     9.63%      10.46%      0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011                 1.30%    2.15%      8.34     11.26       137,771       1,219,587   -10.07%      -9.30%      0.00%
            2010                 1.30%    2.35%      9.25     12.53       169,708       1,684,412    12.53%      13.72%      0.52%
            2009                 1.30%    2.35%      8.19     10.95       200,661       1,748,252    17.92%      19.16%      0.26%
            2008                 1.30%    2.35%      6.92      9.29       273,162       1,996,280   -43.96%     -43.37%      0.00%
            2007                 1.30%    2.35%     12.29     16.57       348,396       4,499,119     9.14%      10.29%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.40%    2.35%    $ 7.25    $14.60       923,568  $    8,890,121    -2.39%      -1.45%      0.93%
            2010                 1.40%    2.35%      7.39     14.92     1,084,566      10,646,779     7.01%       8.03%      0.95%
            2009                 1.40%    2.35%      6.86     13.92     1,322,617      11,940,692    25.32%      26.51%      1.80%
            2008                 1.40%    2.35%      5.45     11.08     1,568,047      11,156,757   -31.77%     -31.11%      1.95%
            2007                 1.40%    2.35%      7.94     16.21     2,005,117      20,947,610     5.61%       6.61%      1.01%
INVESCO V.I. CORE EQUITY SERIES II
            2011                 1.30%    2.55%     10.82     14.67       246,051       2,952,470    -2.81%      -1.58%      0.74%
            2010                 1.30%    2.55%     11.06     14.99       308,954       3,809,067     6.50%       7.84%      0.79%
            2009                 1.30%    2.55%     10.32     13.98       340,947       3,868,376    24.76%      26.33%      1.52%
            2008                 1.30%    2.55%      8.23     11.12       430,419       3,828,214   -32.08%     -31.22%      1.74%
            2007                 1.30%    2.55%     12.04     15.84       519,086       6,677,207     5.37%       6.49%      0.84%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.40%    2.15%     10.02     20.44       204,907       2,801,448    -8.73%      -8.04%      1.58%
            2010                 1.40%    2.35%     10.94     22.39       263,208       3,840,873    10.24%      11.29%      2.20%
            2009                 1.40%    2.35%      9.87     20.27       336,089       4,428,359    32.11%      33.36%      1.45%
            2008                 1.40%    2.35%      7.43     15.32       420,693       4,158,730   -41.76%     -41.21%      0.47%
            2007                 1.40%    2.35%     12.69     26.25       605,909      10,314,167    12.28%      13.12%      0.37%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2011                 1.30%    2.65%     16.89     20.16       142,128       2,577,326    -9.43%      -8.19%      1.21%
            2010                 1.30%    2.65%     18.52     21.96       172,385       3,412,347     9.74%      11.15%      1.80%
            2009                 1.30%    2.60%     16.77     19.89       212,633       3,784,526    31.43%      33.17%      1.36%
            2008                 1.30%    2.60%     12.68     15.07       271,812       3,639,727   -42.05%     -41.32%      0.41%
            2007                 1.30%    2.55%     21.74     25.55       371,367       8,469,878    11.68%      12.97%      0.36%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 1.30%    2.65%     12.52     16.14     1,260,860      19,911,213    -1.30%       0.04%      2.12%
            2010                 1.30%    2.65%     12.67     16.15     1,509,432      23,906,019     5.29%       6.72%      2.48%
            2009                 1.30%    2.65%     12.01     15.15     1,785,177      26,594,635    22.30%      23.96%      2.70%
            2008                 1.30%    2.65%      9.81     12.23     2,066,947      24,907,981   -18.26%     -17.14%      2.36%
            2007                 1.30%    2.65%     14.05     14.78     2,436,050      35,522,643     7.40%       8.86%      2.22%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 1.30%    2.65%     12.52     21.14       355,119       6,511,254    -4.23%      -2.92%      0.00%
            2010                 1.30%    2.65%     13.05     22.15       433,483       8,185,966    22.24%      23.90%      0.00%
            2009                 1.30%    2.65%     10.66     18.01       539,746       8,235,735    40.67%      42.58%      0.00%
            2008                 1.30%    2.65%      7.57     12.73       664,109       7,127,862   -45.27%     -44.58%      0.05%
            2007                 1.30%    2.55%     13.82     23.14       904,616      17,592,253    18.68%      20.17%      0.07%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 1.30%    2.20%      9.32     11.82       105,908       1,045,639   -15.86%     -15.08%      0.43%
            2010                 1.30%    2.20%     11.05     13.92       161,259       1,893,080    13.01%      14.03%      0.48%
            2009                 1.30%    2.20%      9.76     12.21       182,927       1,885,015    34.41%      35.63%      1.24%
            2008                 1.30%    2.45%      7.24      9.00       237,488       1,809,532   -46.15%     -45.52%      0.96%
            2007                 1.30%    2.45%     13.38     16.52       305,686       4,317,816     6.72%       7.95%      0.56%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2011                 0.65%    3.15%     10.88     11.20     3,000,311      33,023,222   -11.55%      -9.85%      0.09%
            2010      9/30/10    0.65%    2.55%     12.30     12.42       215,895       2,669,105    -0.11%       8.17%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2011                 0.65%    3.15%      9.92     10.17     3,402,354      34,253,853   -21.71%     -20.40%      0.75%
            2010     11/15/10    1.15%    2.80%     12.67     12.78       272,886       3,475,601     0.64%       5.16%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
            2011                 0.65%    3.15%     11.11     11.79    11,423,039     133,305,045    -7.40%      -5.77%      0.06%
            2010     11/15/10    1.15%    2.90%     12.00     12.51     1,002,804      12,501,693    -5.95%       7.68%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2011                 0.65%    3.15%     11.00     11.78     8,600,561     100,295,861    -5.03%      -3.35%      0.11%
            2010     11/15/10    1.15%    2.90%     11.58     12.19       716,818       8,707,074     0.81%       6.27%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2011                 0.65%    3.15%     10.15     10.48     6,987,342      71,931,847   -16.69%     -14.88%      0.10%
            2010      9/30/10    0.65%    2.80%     12.18     12.31       491,701       6,021,912     0.05%       6.50%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.65%    3.15%    $10.49    $12.18     8,903,616  $   99,455,460     1.15%       3.35%      0.00%
            2010                 0.65%    2.80%     10.37     11.84     8,058,862      87,917,150    22.90%      25.57%      0.00%
            2009                 0.65%    2.85%      8.42      9.47     7,094,204      62,270,365    34.43%      37.43%      0.00%
            2008                 0.65%    2.85%      6.27      6.92     6,418,205      41,420,290   -40.85%     -39.80%      0.00%
            2007                 1.10%    2.85%     10.60     11.49     3,386,775      36,545,045     0.56%       2.24%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2011                 0.65%    3.20%     10.74     11.27    20,637,422     228,952,130     8.74%      11.04%      3.13%
            2010     11/15/10    0.75%    2.85%      9.87     10.15     1,401,242      14,135,797    -2.27%       1.40%      0.59%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 0.65%    3.00%      8.02     10.50    22,126,342     198,333,052   -11.75%      -9.83%      0.00%
            2010                 0.65%    2.80%      9.09      9.82    14,883,910     144,635,021    15.39%      17.90%      0.00%
            2009                 0.65%    2.80%      7.88      8.33     6,996,813      57,764,897    30.81%      33.66%      0.11%
            2008                 0.65%    2.80%      6.06      6.19     1,248,367       7,720,820   -43.12%     -42.37%      0.00%
            2007      6/5/07     1.10%    2.70%     10.63     10.74       121,888       1,304,575    -2.84%       9.70%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 0.65%    3.20%      6.20     10.58    12,157,357      79,776,963   -11.47%      -9.49%      0.00%
            2010                 0.65%    2.85%      7.01      7.59     9,934,577      72,646,063    14.36%      16.90%      0.00%
            2009                 0.65%    2.85%      6.13      6.49     8,708,761      55,042,103    33.62%      36.60%      0.00%
            2008                 0.65%    2.85%      4.58      4.72     8,333,923      38,920,478   -43.80%     -42.81%      1.32%
            2007      6/1/07     1.10%    2.85%      8.16      8.25     3,891,548      31,969,536   -18.94%      -7.02%      0.59%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 0.65%    2.95%      8.30     10.87     2,717,477      23,880,418    -4.71%      -2.64%      0.00%
            2010                 0.65%    2.80%      8.71      9.40     1,678,328      15,228,244    21.02%      23.64%      0.00%
            2009                 0.65%    2.80%      7.19      7.60     1,005,257       7,453,659    20.92%      23.55%      0.41%
            2008                 0.65%    2.80%      5.95      6.11       636,739       3,857,022   -35.96%     -34.89%      0.33%
            2007      6/1/07     1.15%    2.80%      9.29      9.38        87,108         814,572    -8.28%       2.76%      0.67%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 1.30%    3.00%     12.73     18.73    10,208,683     174,089,656     4.82%       6.25%      3.14%
            2010                 1.30%    2.65%     12.12     17.65    12,528,320     202,938,969     5.65%       7.09%      3.28%
            2009                 1.30%    2.65%     11.46     16.50    14,710,742     223,876,924    15.79%      17.37%      4.14%
            2008                 1.30%    2.65%      9.88     14.07    17,222,416     224,703,303    -5.46%      -4.18%      4.36%
            2007                 1.30%    2.65%     10.44     14.70    21,356,530     292,323,892     2.69%       4.08%      4.72%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 0.65%    3.15%     10.27     14.14   146,615,142   1,917,256,346     4.19%       6.56%      3.24%
            2010                 0.65%    2.90%     11.58     13.36   118,782,318   1,497,358,649     5.08%       7.42%      3.52%
            2009                 0.65%    2.85%     11.02     12.53    83,225,660     987,925,269    15.15%      17.71%      4.68%
            2008                 0.65%    2.85%      9.57     10.72    57,669,586     590,700,221    -5.98%      -4.32%      4.75%
            2007                 1.10%    2.85%     10.18     11.23    48,409,964     525,317,008     2.22%       3.97%      4.98%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011                 0.65%    3.20%      9.63      9.97    13,165,319     129,180,469    -3.29%      -1.23%      2.27%
            2010     11/15/10    0.75%    2.85%      9.96     10.09     1,228,387      12,318,833    -0.19%       0.07%      0.21%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.30%    2.55%     10.44     14.88       731,988      10,388,706    -4.49%      -3.29%      1.99%
            2010                 1.30%    2.55%     10.92     15.50       882,963      13,017,473     9.65%      11.03%      2.51%
            2009                 1.30%    2.55%      9.96     14.07     1,115,182      14,893,081    28.67%      30.29%      1.52%
            2008                 1.30%    2.65%      7.73     10.81     1,511,001      15,329,718   -34.97%     -34.09%      5.79%
            2007                 1.30%    2.65%     11.87     16.54     2,317,237      36,186,157     3.59%       5.00%      1.67%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 0.65%    2.85%      9.93     14.35     1,807,281      23,106,109    -5.02%      -2.90%      1.72%
            2010                 0.65%    2.85%     10.26     14.88     2,214,985      29,667,952     9.05%      11.48%      2.34%
            2009                 0.65%    2.85%      9.22     13.44     2,908,852      35,537,545    27.96%      30.81%      1.20%
            2008                 0.65%    2.85%      7.43     10.35     4,435,530      41,922,453   -35.26%     -34.15%      6.46%
            2007                 1.15%    2.85%     11.28     15.75     4,099,903      59,389,376     3.18%       4.90%      1.60%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 0.65%    2.95%      9.18     10.32     3,596,976      36,014,898    -1.94%       0.09%      0.73%
            2010                 0.75%    2.80%      9.26     10.36     3,514,396      35,521,339     9.44%      11.70%      0.67%
            2009                 0.75%    2.80%      8.30      9.32     3,192,725      29,147,328    20.81%      23.31%      0.91%
            2008                 0.75%    2.80%      7.19      7.60     2,365,920      17,695,340   -37.76%     -36.73%      1.06%
            2007                 1.15%    2.80%     11.55     12.02     1,889,411      22,449,840     2.93%       4.54%      1.19%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 1.30%    2.70%    $ 9.90    $15.93       682,911  $    9,729,522    -1.99%      -0.66%      0.69%
            2010                 1.30%    2.65%     10.09     16.31       859,633      12,406,132     8.65%      10.13%      0.58%
            2009                 1.30%    2.65%      9.27     14.92     1,015,178      13,335,713    26.60%      28.32%      0.67%
            2008                 1.30%    2.65%      7.31     11.72     1,260,321      12,930,385   -36.13%     -35.26%      0.83%
            2007                 1.30%    2.65%     11.43     18.23     1,584,462      25,166,950     0.27%       1.64%      0.84%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 0.65%    3.00%      9.35     15.05     3,498,836      44,160,362    -2.48%      -0.36%      0.41%
            2010                 0.65%    2.80%      9.41     15.21     3,768,826      49,233,488     8.22%      10.46%      0.26%
            2009                 0.65%    2.70%      8.54     13.86     4,055,609      49,637,690    26.09%      28.70%      0.36%
            2008                 0.65%    2.70%      7.31     10.85     4,384,397      42,910,993   -36.38%     -35.45%      0.55%
            2007                 1.25%    2.80%     11.43     16.82     4,848,658      75,403,936    -0.03%       1.43%      0.64%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 0.65%    3.15%      8.19      9.04     4,447,468      38,587,554    -8.14%      -6.14%      0.00%
            2010                 0.65%    2.80%      8.92      9.64     2,926,149      27,220,347    26.59%      29.33%      0.51%
            2009                 0.65%    2.80%      7.04      7.45     1,579,299      11,479,826    26.40%      29.15%      0.66%
            2008                 0.65%    2.80%      5.59      5.71     1,463,515       8,306,542   -38.51%     -37.64%      1.24%
            2007      6/12/07    1.25%    2.65%      9.08      9.16       364,016       3,326,595    -9.80%       2.13%      0.99%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
            2011     12/5/11     0.65%    1.70%      8.31      8.36        11,357          94,696    -3.15%       1.73%      0.00%
LVIP DIMENSIONAL NON-U.S. EQUITY SERVICE CLASS
            2011      5/24/11    0.65%    3.00%      8.23      8.35     1,692,525      14,040,113   -18.73%       1.75%      0.17%
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
            2011     12/5/11     0.65%    1.70%      9.36      9.42         8,907          83,740    -0.06%       0.74%      0.00%
LVIP DIMENSIONAL U.S. EQUITY SERVICE CLASS
            2011      5/24/11    0.65%    3.00%      9.27      9.41     2,594,767      24,262,709    -8.42%      11.63%      0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2011     12/5/11     0.65%    1.70%     10.35     10.42         8,895          92,396     0.20%       0.56%      0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2011      5/23/11    0.65%    3.20%     10.12     10.41     4,856,542      50,192,610    -0.13%       3.71%      0.26%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 0.60%    3.20%     10.75     11.71    34,679,354     393,735,508    -2.01%       0.23%      4.55%
            2010                 0.60%    2.85%     11.26     11.67    20,536,946     235,905,015     6.34%       8.71%      3.35%
            2009      7/1/09     0.65%    2.85%     10.59     10.74     5,360,215      57,213,255    -0.15%       6.19%      2.72%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 1.30%    2.65%     10.06     13.82       173,576       2,112,536    -8.15%      -6.90%      0.20%
            2010                 1.30%    2.65%     10.94     14.97       215,585       2,825,485     8.54%       9.91%      0.70%
            2009                 1.30%    2.55%     10.07     13.74       236,966       2,833,177    35.04%      36.74%      0.81%
            2008                 1.30%    2.55%      7.46     10.13       278,559       2,443,401   -42.31%     -41.59%      0.68%
            2007                 1.30%    2.55%     12.92     17.31       298,124       4,493,378    17.38%      18.86%      0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 0.65%    3.20%      9.84     13.40     4,028,664      48,611,933    -8.53%      -6.54%      0.00%
            2010                 0.65%    2.80%     10.64     14.44     4,790,609      63,658,856     8.01%      10.25%      0.52%
            2009                 0.75%    2.80%      9.67     13.17     4,489,735      54,781,676    34.36%      37.14%      0.95%
            2008                 0.75%    2.80%      7.41      9.66     2,805,952      24,856,506   -42.60%     -41.64%      0.51%
            2007                 1.15%    2.80%     12.91     16.59     2,223,674      34,519,014    16.80%      18.62%      0.08%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2011                 0.65%    3.20%     10.50     10.98     6,925,613      75,331,715    -0.40%       1.36%      9.46%
            2010     11/16/10    1.15%    2.90%     10.54     10.84       300,856       3,246,962     0.07%       1.53%      1.12%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 0.60%    2.95%      6.91     11.04    14,718,003     113,856,658   -12.63%     -10.64%      2.85%
            2010                 0.60%    2.85%      7.91      8.56    11,583,789      96,896,427     9.66%      12.09%      0.58%
            2009                 0.65%    2.85%      7.21      7.64     7,190,493      53,643,846    31.70%      34.63%      0.83%
            2008                 0.65%    2.85%      5.48      5.63     4,128,581      23,019,042   -50.50%     -49.65%      1.05%
            2007      6/1/07     1.15%    2.85%     11.06     11.18     1,856,720      20,680,646    -4.83%      14.91%      0.98%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP MFS VALUE SERVICE CLASS
            2011                 0.65%    3.15%    $ 7.77    $10.79    64,066,802  $  551,815,744    -3.15%      -1.00%      1.33%
            2010                 0.65%    2.85%      8.02      8.69    48,122,826     409,771,177     8.19%      10.59%      1.24%
            2009                 0.65%    2.85%      7.42      7.86    29,898,812     231,005,259    17.28%      19.89%      1.61%
            2008                 0.65%    2.85%      6.33      6.50    12,586,764      81,499,360   -34.33%     -33.23%      1.97%
            2007      6/5/07     1.15%    2.80%      9.64      9.74     1,167,639      11,323,296    -4.50%       5.67%      1.27%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 0.65%    3.20%      7.18      7.95     5,810,819      44,365,619   -12.09%     -10.13%      0.00%
            2010                 0.65%    2.85%      8.17      8.85     4,779,106      40,801,285    20.12%      22.79%      0.01%
            2009                 0.65%    2.85%      6.80      7.21     3,294,804      23,145,869    38.09%      41.17%      0.30%
            2008                 0.65%    2.85%      4.93      5.07     2,592,831      13,021,942   -42.52%     -41.50%      0.09%
            2007      6/5/07     1.10%    2.85%      8.57      8.66     1,598,830      13,800,842   -15.89%      -7.65%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 1.30%    2.70%      9.85     18.32       983,587      17,121,039    -6.72%      -5.45%      2.83%
            2010                 1.30%    2.65%     10.55     19.61     1,202,225      22,423,804    -0.21%       1.14%      3.16%
            2009                 1.30%    2.65%     10.55     19.53     1,444,227      26,747,196    18.06%      19.67%      3.16%
            2008                 1.30%    2.65%      8.92     16.45     1,825,281      28,349,359   -38.31%     -37.47%      4.45%
            2007                 1.30%    2.65%     14.45     26.50     2,434,134      60,083,052     8.57%      10.05%      1.89%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 0.65%    3.20%      8.00     17.21     7,933,392     102,799,297    -7.14%      -5.07%      2.83%
            2010                 0.65%    2.85%      8.52     18.25     7,872,078     111,459,611    -0.66%       1.55%      3.15%
            2009                 0.65%    2.85%      8.67     18.10     7,692,810     111,025,754    17.53%      20.14%      2.98%
            2008                 0.65%    2.85%      7.59     15.17     8,454,702     105,135,796   -38.59%     -37.54%      4.54%
            2007                 1.15%    2.85%     14.45     24.34     9,014,480     185,875,399     8.08%       9.83%      1.82%
LVIP MONEY MARKET STANDARD CLASS
            2011                 1.30%    2.65%      9.25     11.55     5,721,128      60,993,041    -2.59%      -1.26%      0.03%
            2010                 1.30%    2.65%      9.50     11.71     6,137,587      66,685,675    -2.57%      -1.24%      0.05%
            2009                 1.30%    2.65%      9.75     11.87     9,480,305     104,203,478    -2.32%      -0.99%      0.32%
            2008                 1.30%    2.65%      9.98     12.00    16,028,543     178,597,067    -0.33%       1.02%      2.26%
            2007                 1.30%    2.65%     10.02     11.89    11,203,496     124,212,124     2.22%       3.61%      4.84%
LVIP MONEY MARKET SERVICE CLASS
            2011                 0.60%    3.20%      9.20     10.47    35,549,205     358,035,288    -2.78%      -0.58%      0.03%
            2010                 0.60%    2.85%      9.44     10.60    33,514,174     342,966,801    -2.77%      -0.61%      0.04%
            2009                 0.65%    2.85%      9.69     10.73    41,001,437     425,778,435    -2.73%      -0.57%      0.09%
            2008                 0.65%    2.85%      9.94     10.85    58,655,759     619,101,956    -0.78%       0.92%      1.91%
            2007                 1.15%    2.85%     10.00     10.77    26,010,828     273,357,558     1.76%       3.40%      4.59%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 0.75%    2.80%      9.80     10.77       761,580       7,858,988    -1.80%       0.24%      0.74%
            2010                 0.75%    2.80%      9.98     10.74       828,075       8,599,298     8.11%      10.35%      0.81%
            2009                 0.75%    2.80%      9.25      9.74       958,871       9,115,520    20.79%      23.17%      1.76%
            2008                 0.75%    2.70%      7.66      7.85       754,985       5,875,176   -26.12%     -24.97%      2.27%
            2007      7/11/07    1.15%    2.70%     10.37     10.47       122,994       1,280,748     0.02%       6.47%      0.41%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 0.75%    2.80%      9.32     10.24     1,695,997      16,681,468    -2.81%      -0.80%      0.74%
            2010                 0.75%    2.80%      9.59     10.33     1,816,906      18,173,482     8.67%      10.92%      0.68%
            2009                 0.75%    2.80%      8.82      9.31     1,720,813      15,652,752    21.89%      24.41%      1.71%
            2008                 0.75%    2.80%      7.25      7.43     1,286,969       9,484,720   -29.01%     -27.90%      1.65%
            2007      6/14/07    1.15%    2.70%     10.21     10.31       210,936       2,167,954    -1.81%       7.80%      0.36%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 0.75%    2.85%      9.03      9.95     1,054,400      10,026,943    -3.60%      -1.55%      0.63%
            2010                 0.75%    2.85%      9.37     10.10     1,090,359      10,633,763     9.10%      11.42%      0.55%
            2009                 0.75%    2.85%      8.58      9.07     1,223,378      10,817,678    24.06%      26.70%      1.59%
            2008                 0.75%    2.85%      6.94      7.09       646,887       4,561,711   -32.79%     -31.84%      0.93%
            2007      6/5/07     1.30%    2.70%     10.32     10.41        90,098         934,122    -2.40%       8.65%      0.40%
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.15%    2.85%      8.47      9.16       633,963       5,663,052    -4.47%      -2.83%      0.62%
            2010                 1.15%    2.85%      8.86      9.42       681,006       6,293,112    10.20%      12.09%      0.56%
            2009                 1.15%    2.85%      8.04      8.37       624,977       5,177,281    26.96%      28.94%      1.27%
            2008                 1.30%    2.85%      6.35      6.49       517,107       3,326,300   -37.43%     -36.54%      0.24%
            2007      7/16/07    1.30%    2.70%     10.15     10.23        39,057         397,179    -2.92%       4.57%      1.08%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 0.65%    3.15%    $10.62    $12.91    33,493,486  $  417,683,901     0.47%       2.76%      1.79%
            2010                 0.65%    2.90%     11.56     12.64    30,806,255     378,674,328     7.13%       9.52%      3.58%
            2009                 0.65%    2.85%     10.70     11.61    27,297,773     309,685,249    21.05%      23.61%      4.15%
            2008                 0.75%    2.85%      8.92      9.44    21,489,015     199,198,042   -20.94%     -19.58%      2.03%
            2007                 1.15%    2.85%     11.23     11.75    13,219,924     153,394,188     4.49%       6.28%      1.94%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 0.65%    3.15%      9.94     11.84    64,143,521     733,350,041    -3.05%      -0.89%      1.76%
            2010                 0.65%    2.85%     10.24     12.02    55,624,756     649,763,390     9.27%      11.70%      2.66%
            2009                 0.65%    2.85%      9.35     10.82    51,327,593     543,175,797    25.09%      27.88%      4.39%
            2008                 0.65%    2.85%      7.77      8.51    48,840,768     408,610,151   -35.45%     -34.31%      0.83%
            2007                 1.10%    2.85%     12.46     12.98    36,610,548     469,022,681     6.46%       8.18%      1.56%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 0.65%    3.20%     11.07     12.49    97,255,844   1,171,356,272    -1.92%       0.26%      1.56%
            2010                 0.65%    2.85%     11.16     12.54    88,617,281   1,078,285,914     8.54%      10.96%      2.80%
            2009                 0.65%    2.85%     10.08     11.37    80,244,518     890,296,676    24.14%      26.90%      4.21%
            2008                 0.65%    2.85%      8.39      9.01    73,977,108     654,007,813   -28.87%     -27.61%      1.88%
            2007                 1.10%    2.85%     11.98     12.47    52,232,085     642,331,532     5.99%       7.65%      1.28%
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 0.65%    3.15%     10.18     12.17    81,296,726     952,715,198     4.07%       6.44%      2.79%
            2010                 0.65%    2.90%     10.82     11.43    85,241,062     948,775,048     2.74%       5.02%      2.10%
            2009                 0.65%    2.85%     10.53     10.89    45,904,548     491,682,947     1.33%       3.59%      2.21%
            2008      6/24/08    0.65%    2.85%     10.39     10.51    12,107,364     126,524,359     2.17%       6.13%      0.95%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    3.00%     10.35     10.57     3,047,205      32,014,658    -0.39%       1.12%      0.23%
            2010     11/17/10    1.30%    2.80%     10.39     10.45       282,388       2,944,310     0.50%       1.74%      0.00%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%     10.33     10.53    13,733,029     143,541,076    -0.19%       1.22%      0.21%
            2010     11/17/10    1.30%    2.70%     10.35     10.41     1,020,141      10,594,850     0.00%       1.55%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 0.65%    2.95%      7.73      8.35    16,169,685     130,126,370   -14.82%     -12.92%      2.29%
            2010                 0.65%    2.85%      9.07      9.59    14,813,167     138,293,111     3.99%       6.31%      1.23%
            2009                 0.65%    2.85%      8.72      9.02     7,672,745      68,094,266    40.27%      43.39%      1.72%
            2008      6/26/08    0.65%    2.85%      6.22      6.29     2,737,409      17,122,014   -36.36%      20.35%      2.37%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011     12/5/11     1.70%    1.70%     14.91     14.91           944          14,087    -4.18%      -4.18%      0.00%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 0.65%    3.15%     11.31     12.22    13,252,989     155,980,136   -17.54%     -15.70%      2.37%
            2010                 0.65%    2.85%     13.71     14.50    11,936,863     168,453,712    23.87%      26.62%      1.10%
            2009                 0.65%    2.85%     11.07     11.45     7,338,465      82,652,795    84.14%      88.24%      1.48%
            2008      6/26/08    0.65%    2.85%      6.01      6.08     2,345,082      14,179,848   -38.84%      21.08%      1.46%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%      9.13     10.94    21,907,148     231,199,458    -2.80%      -0.69%      1.48%
            2010                 0.65%    2.80%      9.21     11.09     5,918,960      63,997,052     5.48%       7.78%      0.84%
            2009                 0.65%    2.85%      8.61     10.35     5,385,891      54,613,994    26.80%      29.49%      5.30%
            2008                 0.75%    2.85%      7.13      8.03     8,907,561      70,291,413   -42.29%     -41.27%      0.30%
            2007                 1.10%    2.85%     13.16     13.69     8,376,524     113,226,459     7.69%       9.37%      0.73%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 0.65%    2.95%      6.94      7.50    26,518,034     191,861,496   -15.05%     -13.16%      1.15%
            2010                 0.65%    2.85%      8.17      8.64    23,605,346     198,623,794     3.78%       6.09%      1.49%
            2009                 0.65%    2.85%      7.88      8.15    11,816,356      94,717,158    23.95%      26.71%      1.91%
            2008      6/26/08    0.65%    2.85%      6.36      6.43     3,478,166      22,232,589   -35.72%      18.05%      1.74%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 0.65%    3.15%     10.42     11.25    26,026,743     282,152,292    -0.81%       1.40%      1.37%
            2010                 0.65%    2.85%     10.50     11.10    26,778,012     289,254,755    15.56%      18.13%      1.21%
            2009                 0.65%    2.85%      9.09      9.40    15,341,530     141,798,422    31.16%      34.08%      1.51%
            2008      6/26/08    0.65%    2.85%      6.93      7.01     4,737,060      33,002,221   -31.01%       9.87%      0.83%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%    $10.29    $10.50     6,709,031  $   69,827,648    -3.03%      -1.62%      0.09%
            2010     11/16/10    1.15%    2.60%     10.61     10.67       386,790       4,120,405    -0.04%       2.82%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 0.65%    3.15%     10.25     10.52    32,114,185     332,998,959    -2.82%      -0.71%      0.20%
            2010     11/16/10    0.75%    2.90%     10.51     10.75     2,706,824      28,557,076     0.32%       2.75%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    3.00%     10.15     10.39     7,300,410      75,180,805    -5.47%      -3.90%      0.03%
            2010     11/18/10    1.15%    2.80%     10.74     10.81       542,212       5,847,902    -0.04%       2.21%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 0.65%    3.00%     10.30     10.59    22,719,184     237,348,906    -4.61%      -2.73%      0.18%
            2010     11/18/10    0.75%    2.70%     10.80     10.89     1,483,235      16,077,151     0.03%       3.66%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.40%    2.60%      9.27     10.04       191,922       1,897,063    -0.76%       0.43%      0.97%
            2010                 1.40%    2.60%      9.37      9.99       204,002       2,012,755    11.84%      13.13%      1.25%
            2009                 1.40%    2.55%      8.67      8.83       176,761       1,551,468    23.86%      24.36%      1.79%
            2008                 1.40%    1.80%      7.05      7.10        70,013         496,689   -38.19%     -38.07%      6.15%
            2007      4/27/07    1.40%    1.60%     11.41     11.47        22,682         259,980    -1.64%      -1.51%      1.11%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 0.65%    3.15%      8.67      9.97    43,622,939     421,172,307    -1.26%       0.94%      0.68%
            2010                 0.65%    2.85%      8.77      9.94    43,337,481     418,910,568    11.23%      13.71%      1.14%
            2009                 0.65%    2.85%      7.77      8.79    25,348,953     217,699,880    22.25%      24.97%      1.56%
            2008                 0.65%    2.85%      6.68      7.08     9,350,393      64,897,157   -39.08%     -38.06%      5.62%
            2007      4/27/07    1.15%    2.80%     10.79     11.44     1,724,252      19,455,047    -3.29%       1.87%      1.23%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011      12/5/11    1.70%    1.70%     14.63     14.63           798          11,669    -0.78%      -0.78%      0.00%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 0.65%    3.20%      8.03      8.89    14,871,629     126,195,557    -7.48%      -5.42%      0.11%
            2010                 0.65%    2.85%      8.68      9.40    13,551,043     122,688,382    22.34%      25.06%      0.36%
            2009                 0.65%    2.85%      7.10      7.52     8,628,513      63,133,650    22.17%      24.89%      0.65%
            2008                 0.65%    2.85%      5.81      5.98     4,021,344      23,798,001   -35.96%     -34.86%      1.31%
            2007      6/5/07     1.10%    2.80%      9.08      9.18       733,570       6,708,346   -10.14%      -0.28%      0.79%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 0.65%    3.15%     12.39     13.39     6,952,262      89,660,120    -5.20%      -3.09%      1.40%
            2010                 0.65%    2.85%     13.07     13.81     7,055,885      94,875,875    23.85%      26.61%      1.81%
            2009                 0.65%    2.85%     10.55     10.91     4,142,174      44,470,690    47.05%      50.31%      1.90%
            2008      6/26/08    0.65%    2.85%      7.18      7.26     1,385,280       9,999,517   -34.57%      11.96%      1.49%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 0.65%    2.95%      8.31      9.20     9,783,128      86,030,329    -4.65%      -2.53%      0.00%
            2010                 0.65%    2.85%      8.72      9.44     7,849,330      71,341,526    13.17%      15.68%      0.00%
            2009                 0.65%    2.85%      7.71      8.16     5,541,855      43,985,519    38.79%      41.80%      0.00%
            2008                 0.65%    2.80%      5.56      5.70     1,771,051      10,018,182   -43.59%     -42.71%      0.00%
            2007      6/1/07     1.25%    2.80%      9.85      9.94       678,322       6,726,069    -4.45%       2.43%      0.20%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.30%    2.80%     11.62     18.13       137,181       2,184,638    -6.38%      -5.11%      0.00%
            2010                 1.30%    2.65%     12.40     19.27       169,937       2,874,844    25.02%      26.71%      0.00%
            2009                 1.30%    2.65%      9.90     15.34       164,956       2,212,388    42.51%      44.45%      0.10%
            2008                 1.30%    2.65%      6.94     10.71       149,632       1,390,133   -44.28%     -43.52%      0.00%
            2007                 1.30%    2.65%     15.81     19.12       166,583       2,745,922    10.62%      12.12%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 0.65%    2.95%     11.02     17.39     4,086,361      60,225,079    -6.81%      -4.74%      0.00%
            2010                 0.65%    2.85%     11.59     18.38     3,027,569      47,561,006    24.46%      27.23%      0.00%
            2009                 0.65%    2.85%      9.13     14.55     2,315,538      28,997,538    41.87%      45.02%      0.00%
            2008                 0.65%    2.85%      6.90     10.10     1,579,142      13,817,663   -44.53%     -43.57%      0.00%
            2007                 1.15%    2.85%     12.22     17.94     1,103,701      17,411,256    10.12%      12.00%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 0.65%    3.15%    $ 7.07    $10.81    15,769,152  $  118,673,830    -6.11%      -3.96%      2.04%
            2010                 0.65%    2.90%      7.53      8.15    13,007,007     102,455,858     3.31%       5.61%      1.78%
            2009                 0.65%    2.85%      7.29      7.72    10,349,314      77,857,452    24.21%      26.98%      1.55%
            2008                 0.65%    2.85%      5.87      6.03    11,336,582      67,756,355   -39.61%     -38.58%      2.42%
            2007      6/1/07     1.10%    2.80%      9.72      9.82     4,655,053      45,556,801    -4.11%       3.03%      2.40%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 0.65%    3.20%      8.51      9.40     3,834,978      34,168,087   -10.38%      -8.43%      0.00%
            2010                 0.65%    2.80%      9.49     10.26     2,994,921      29,442,450    23.44%      26.12%      0.00%
            2009                 0.65%    2.80%      7.67      8.14     1,924,863      15,157,607    43.96%      47.09%      0.00%
            2008                 0.65%    2.80%      5.31      5.49     1,899,168      10,252,684   -50.83%     -49.99%      0.00%
            2007      6/4/07     1.10%    2.80%     10.78     10.98     1,108,808      12,033,221     1.67%       9.71%      0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011      5/31/11    0.65%    3.15%      9.26     10.44     1,559,907      14,571,491    -8.09%      11.02%      0.84%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011      5/24/11    0.65%    3.15%      8.26      9.10     1,069,284       8,915,387   -18.92%       6.08%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 0.65%    3.15%      8.77      9.73     3,350,081      31,584,371    -5.50%      -3.44%      0.78%
            2010                 0.65%    2.80%      9.11     10.14     2,793,737      27,532,649    14.39%      16.88%      0.77%
            2009                 0.65%    2.80%      7.81      8.73     3,150,307      26,857,754    19.60%      22.20%      0.97%
            2008                 0.65%    2.80%      6.70      7.19     3,076,733      21,692,955   -40.18%     -39.18%      1.67%
            2007                 1.15%    2.80%     11.02     11.83     1,991,296      23,290,149     1.22%       2.90%      1.11%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2011                 0.65%    2.55%     14.28     15.11     1,045,826      14,435,281    -6.80%      -5.11%      0.24%
            2010                 0.65%    2.45%     15.41     15.92       630,717       9,982,968    16.44%      18.26%      0.39%
            2009                 0.65%    2.20%     13.45     13.45       355,079       4,767,170    25.03%      25.03%      0.39%
            2008     12/18/08    0.75%    1.15%     10.75     10.75         3,019          32,465     1.80%       3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
            2011                 1.30%    2.65%     10.06     14.36       182,259       2,225,017    -3.86%      -2.55%      0.66%
            2010                 1.30%    2.65%     10.44     14.91       214,952       2,729,647    13.81%      15.35%      0.92%
            2009                 1.30%    2.65%      9.16     13.07       268,829       2,974,261    28.78%      30.53%      1.41%
            2008                 1.30%    2.65%      7.10     10.39       353,475       3,042,352   -40.91%     -40.11%      0.42%
            2007                 1.30%    2.65%     13.49     17.47       424,313       6,074,976     7.97%       9.44%      0.09%
MFS VIT GROWTH INITIAL CLASS
            2011                 1.40%    2.35%     12.18     17.49       217,368       2,664,912    -2.64%      -1.71%      0.19%
            2010                 1.40%    2.35%     12.39     17.93       252,322       3,148,241    12.66%      13.73%      0.12%
            2009                 1.40%    2.35%     10.90     15.88       298,447       3,274,416    34.48%      35.76%      0.32%
            2008                 1.40%    2.35%      8.03     11.79       378,142       3,066,522   -38.87%     -38.29%      0.24%
            2007                 1.40%    2.35%     13.00     19.24       517,426       6,774,625    18.60%      19.49%      0.00%
MFS VIT GROWTH SERVICE CLASS
            2011                 0.65%    3.15%      5.99     17.57     1,819,693      18,605,962    -3.31%      -1.20%      0.02%
            2010                 0.65%    2.80%      6.13     17.99     1,377,501      14,515,038    11.85%      14.16%      0.00%
            2009                 0.75%    2.80%      5.43     15.94     1,133,560      10,054,060    33.74%      35.76%      0.03%
            2008                 1.15%    2.65%      4.02     11.82       934,809       6,038,525   -39.18%     -38.35%      0.00%
            2007                 1.30%    2.65%      6.56     18.98     1,044,638      10,822,665    17.71%      19.31%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.40%    2.35%     13.27     15.34       771,762      11,755,872    -0.59%       0.36%      2.54%
            2010                 1.40%    2.35%     13.25     15.28       930,794      14,141,260     7.38%       8.40%      2.78%
            2009                 1.40%    2.35%     12.25     14.10     1,122,524      15,719,007    15.29%      16.39%      3.99%
            2008                 1.40%    2.35%     10.55     12.11     1,434,962      17,288,570   -23.95%     -23.22%      3.27%
            2007                 1.40%    2.35%     13.76     15.77     1,988,068      31,231,708     1.79%       2.77%      2.67%
MFS VIT TOTAL RETURN SERVICE CLASS
            2011                 0.65%    3.00%      9.88     14.13    23,744,780     287,424,116    -1.27%       0.93%      2.35%
            2010                 0.65%    2.85%      9.89     14.10    26,324,559     320,891,076     6.55%       8.92%      2.53%
            2009                 0.65%    2.85%      9.17     13.04    25,879,249     296,846,148    14.42%      16.96%      3.36%
            2008                 0.65%    2.85%      8.32     11.24    25,474,232     256,544,245   -24.51%     -23.17%      2.88%
            2007                 1.10%    2.85%     11.02     14.67    25,882,431     346,662,283     1.01%       2.75%      2.31%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL       INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)   RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ----------  ---------
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.40%    2.35%    $21.61    $32.82       438,395  $   10,788,087     4.30%       5.30%      3.17%
            2010                 1.40%    2.35%     20.57     31.41       528,719      12,359,268    11.17%      12.23%      3.15%
            2009                 1.40%    2.35%     18.36     28.19       886,526      18,430,756    30.12%      31.37%      5.42%
            2008                 1.40%    2.35%     14.01     21.62       995,022      15,767,161   -39.12%     -38.54%      1.59%
            2007                 1.40%    2.35%     22.83     35.45     1,272,814      32,805,573    25.18%      26.12%      1.00%
MFS VIT UTILITIES SERVICE CLASS
            2011                 0.65%    3.20%     12.18     32.38     9,912,951     187,068,650     3.51%       5.82%      3.04%
            2010                 0.65%    2.85%     11.62     31.03     9,659,921     176,418,368    10.32%      12.77%      3.03%
            2009                 0.65%    2.85%     10.41     27.90    10,128,784     167,168,663    29.14%      32.01%      5.05%
            2008                 0.65%    2.85%      8.88     21.44    12,430,632     159,125,862   -39.56%     -38.49%      1.28%
            2007                 1.10%    2.85%     14.44     35.18    12,469,463     266,499,134    23.97%      26.10%      0.71%
MORGAN STANLEY UIF CAPITAL GROWTH CLASS II
            2011                 0.65%    1.85%     19.30     19.91        83,417       1,463,259    -4.63%      -3.67%      0.00%
            2010                 0.65%    1.65%     20.24     20.67        61,149       1,257,711    20.61%      21.82%      0.00%
            2009                 0.65%    1.65%     16.95     16.95        41,902         709,340    63.92%      63.92%      0.00%
            2008     12/22/08    0.75%    0.75%     10.34     10.34           845           8,735     2.74%       2.74%      0.00%
NB AMT MID-CAP GROWTH I CLASS
            2011                 1.15%    2.80%     12.41     19.70     2,549,870      42,704,716    -2.30%      -0.68%      0.00%
            2010                 1.15%    2.80%     12.49     19.87     3,131,370      53,220,622    25.54%      27.62%      0.00%
            2009                 1.15%    2.80%      9.79     15.59     3,722,577      49,806,670    27.96%      30.09%      0.00%
            2008                 1.15%    2.80%      7.52     12.00     4,977,879      51,364,563   -44.94%     -44.02%      0.00%
            2007                 1.15%    2.80%     14.26     21.59     6,187,385     114,623,693    19.15%      21.01%      0.00%
NB AMT REGENCY I CLASS
            2011                 1.15%    2.85%      9.71     17.71     2,478,404      40,147,591    -9.12%      -7.57%      0.60%
            2010                 1.15%    2.85%     10.63     19.29     3,131,986      55,143,709    22.64%      24.74%      0.68%
            2009                 1.15%    2.85%      8.61     15.57     3,960,978      56,317,829    42.44%      44.88%      1.67%
            2008                 1.15%    2.85%      6.01     10.69     5,282,840      52,195,507   -47.35%     -46.44%      1.13%
            2007                 1.15%    2.85%     11.29     20.14     6,588,064     122,165,598     0.40%       2.12%      0.43%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2011                 0.65%    2.20%     10.60     16.08       489,083       6,783,278   -10.52%      -9.12%      0.80%
            2010                 0.65%    2.20%     17.26     17.69       218,942       3,814,587    13.64%      14.95%      0.82%
            2009                 0.65%    1.80%     15.22     15.22        82,118       1,260,958    37.09%      37.09%      0.17%
            2008     12/26/08    1.65%    1.65%     11.10     11.10           916          10,166     3.71%       3.71%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 0.65%    2.80%     13.48     14.26     1,029,506      14,298,970   -10.10%      -8.14%     14.26%
            2010                 0.65%    2.80%     14.99     15.53       774,132      11,842,341    20.82%      23.44%     15.68%
            2009      7/1/09     0.65%    2.80%     12.41     12.58       331,446       4,144,190     3.62%      29.90%      6.63%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.30%    2.65%     10.74     13.00       229,560       2,578,235    -3.77%      -2.45%      0.83%
            2010                 1.30%    2.65%     11.08     13.33       247,720       2,883,922    -0.21%       1.14%      1.96%
            2009                 1.30%    2.65%     11.03     13.18       286,303       3,309,551    22.71%      24.38%      0.00%
            2008                 1.30%    2.65%      8.92     10.59       537,709       5,006,622   -19.24%     -18.15%      0.00%
            2007                 1.30%    2.65%     10.97     12.94       465,168       5,315,847    -2.96%      -1.88%      0.84%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 1.30%    2.35%     10.18     12.52       130,443       1,384,436    -6.86%      -5.87%      1.23%
            2010                 1.30%    2.35%     10.89     13.41       175,377       2,005,396    11.72%      12.90%      1.61%
            2009                 1.30%    2.35%      9.71     11.98       217,059       2,203,940    26.80%      28.14%      3.12%
            2008                 1.30%    2.35%      7.63      9.43       332,327       2,633,726   -40.12%     -39.49%      2.24%
            2007                 1.30%    2.35%     12.68     15.72       432,588       5,673,498    -8.22%      -7.25%      1.33%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                              AGGREGATE    AGGREGATE
                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
----------------------------------------------------------  ------------  ------------
ABVPSF Global Thematic Growth Class B                       $  6,590,865  $  5,949,857
ABVPSF Growth and Income Class B                              11,750,348    28,634,860
ABVPSF International Value Class B                            63,363,519     9,944,413
ABVPSF Large Cap Growth Class B                                  277,746     3,226,569
ABVPSF Small/Mid Cap Value Class B                            22,633,477    30,142,434
American Century VP Inflation Protection Class II             67,117,382   109,848,508
American Funds Global Growth Class 2                          24,097,876    46,779,308
American Funds Global Small Capitalization Class 2            75,071,732    34,810,005
American Funds Growth Class 2                                 33,312,666   300,660,629
American Funds Growth-Income Class 2                         108,130,809   230,147,690
American Funds International Class 2                          63,489,227    95,704,794
BlackRock Global Allocation V.I. Class III                   532,427,882    18,637,058
Delaware VIP Diversified Income Service Class                300,856,329    85,825,529
Delaware VIP Emerging Markets Service Class                   93,869,015    23,715,574
Delaware VIP High Yield Standard Class                         5,733,563    11,797,343
Delaware VIP High Yield Service Class                         52,924,919   112,784,923
Delaware VIP International Value Equity Standard Class            24,712        90,370
Delaware VIP Limited-Term Diversified Income Service Class   314,200,745    55,325,416
Delaware VIP REIT Standard Class                                 334,802     1,445,693
Delaware VIP REIT Service Class                               21,286,982    16,980,239
Delaware VIP Small Cap Value Standard Class                      282,173     2,093,529
Delaware VIP Small Cap Value Service Class                    51,429,976    32,379,241
Delaware VIP Smid Cap Growth Standard Class                      750,697     2,066,009
Delaware VIP Smid Cap Growth Service Class                    64,013,051    35,193,961
Delaware VIP U.S. Growth Service Class                       122,231,559    25,867,575
Delaware VIP Value Standard Class                                537,602     1,332,517
Delaware VIP Value Service Class                              35,847,318    18,184,898
DWS VIP Alternative Asset Allocation Plus Class B             22,326,737     1,428,863
DWS VIP Equity 500 Index Class A                                 744,331     7,119,049
DWS VIP Equity 500 Index Class B                               2,776,245    12,102,075
DWS VIP Small Cap Index Class A                                  240,989     2,091,229
DWS VIP Small Cap Index Class B                                1,236,592     4,821,520
Fidelity VIP Contrafund Service Class 2                       98,649,402    89,795,436
Fidelity VIP Equity-Income Initial Class                         262,483     1,330,750
Fidelity VIP Equity-Income Service Class 2                     1,109,009    10,505,056
Fidelity VIP Growth Initial Class                                316,961     1,197,319

                                                                 AGGREGATE     AGGREGATE
                                                                  COST OF      PROCEEDS
SUBACCOUNT                                                       PURCHASES    FROM SALES
-------------------------------------------------------------  ------------  ------------
Fidelity VIP Growth Service Class 2                            $ 69,835,858  $ 26,665,965
Fidelity VIP Mid Cap Service Class 2                            107,579,365    33,129,057
Fidelity VIP Overseas Initial Class                                 129,249       331,908
Fidelity VIP Overseas Service Class 2                            15,562,201    12,254,018
FTVIPT Franklin Income Securities Class 2                        97,973,048    49,118,231
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          14,183,341    24,029,600
FTVIPT Mutual Shares Securities Class 2                         145,802,899    19,604,441
FTVIPT Templeton Global Bond Securities Class 2                  58,809,324   104,056,149
FTVIPT Templeton Growth Securities Class 2                        3,919,610    14,849,260
Goldman Sachs VIT Large Cap Value Service Class                  79,960,572     4,620,824
Huntington VA Balanced                                              978,327        27,934
Huntington VA Dividend Capture                                      388,388        71,501
Invesco V.I. Capital Appreciation Series I                           14,953       517,673
Invesco V.I. Capital Appreciation Series II                           2,666       360,063
Invesco V.I. Core Equity Series I                                   131,899     1,849,984
Invesco V.I. Core Equity Series II                                   64,184       916,137
Invesco V.I. International Growth Series I                          163,552       906,512
Invesco V.I. International Growth Series II                         152,970       753,414
Janus Aspen Series Balanced Service Class                         1,992,764     4,717,729
Janus Aspen Series Enterprise Service Class                         456,907     1,986,207
Janus Aspen Series Worldwide Service Class                           57,122       713,522
LVIP American Global Growth Service Class II                     34,073,037       674,171
LVIP American Global Small Capitalization Service Class II       37,629,140       899,645
LVIP American Growth Service Class II                           129,618,336     1,447,773
LVIP American Growth-Income Service Class II                     94,228,825       480,465
LVIP American International Service Class II                     75,912,644     1,815,133
LVIP Baron Growth Opportunities Service Class                    29,258,165    20,782,558
LVIP BlackRock Inflation Protected Bond Service Class           212,476,447     4,857,599
LVIP Capital Growth Service Class                                77,454,591     5,093,004
LVIP Cohen & Steers Global Real Estate Service Class             20,970,062     6,571,227
LVIP Columbia Value Opportunities Service Class                  13,198,260     3,729,979
LVIP Delaware Bond Standard Class                                22,327,217    54,753,288
LVIP Delaware Bond Service Class                                503,872,960   107,343,695
LVIP Delaware Diversified Floating Rate Service Class           130,529,694     9,974,014
LVIP Delaware Foundation Aggressive Allocation Standard Class       241,696     2,449,491
LVIP Delaware Foundation Aggressive Allocation Service Class      4,979,446    10,596,804
LVIP Delaware Growth and Income Service Class                     7,048,759     6,561,276
LVIP Delaware Social Awareness Standard Class                       200,252     2,947,519
LVIP Delaware Social Awareness Service Class                      2,458,929     7,618,259
LVIP Delaware Special Opportunities Service Class                23,293,454     6,633,630
LVIP Dimensional Non-U.S. Equity Standard Class                      95,128            45
LVIP Dimensional Non-U.S. Equity Service Class                   15,229,681       412,751
LVIP Dimensional U.S. Equity Standard Class                          83,369            34
LVIP Dimensional U.S. Equity Service Class                       24,293,500       896,441
LVIP Dimensional/Vanguard Total Bond Standard Class                  92,038            51
LVIP Dimensional/Vanguard Total Bond Service Class               50,233,269     1,491,730
LVIP Global Income Service Class                                185,116,989    10,864,377
LVIP Janus Capital Appreciation Standard Class                       59,961       648,429
LVIP Janus Capital Appreciation Service Class                     7,399,870    19,969,822
LVIP JPMorgan High Yield Service Class                           83,979,196     9,977,972
LVIP MFS International Growth Service Class                      47,585,142    15,157,248
LVIP MFS Value Service Class                                    164,669,645    14,014,887
LVIP Mid-Cap Value Service Class                                 16,656,669     9,208,483
LVIP Mondrian International Value Standard Class                  1,053,522     5,129,698
LVIP Mondrian International Value Service Class                  15,655,691    16,640,661
LVIP Money Market Standard Class                                 39,690,164    45,364,920
LVIP Money Market Service Class                                 326,856,283   311,984,920
LVIP Protected Profile 2010 Service Class                         1,879,527     2,637,418
LVIP Protected Profile 2020 Service Class                         1,374,081     2,736,771
LVIP Protected Profile 2030 Service Class                         1,993,344     2,536,510
LVIP Protected Profile 2040 Service Class                         1,940,522     2,310,816

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF       PROCEEDS
SUBACCOUNT                                                            PURCHASES     FROM SALES
-------------------------------------------------------------------  ------------  ------------
LVIP Protected Profile Conservative Service Class                    $ 81,130,313  $ 49,466,584
LVIP Protected Profile Growth Service Class                           143,014,549    44,508,390
LVIP Protected Profile Moderate Service Class                         174,525,521    71,602,408
LVIP SSgA Bond Index Service Class                                    122,451,554   159,616,906
LVIP SSgA Conservative Index Allocation Service Class                  30,768,131     1,599,464
LVIP SSgA Conservative Structured Allocation Service Class            138,232,100     5,685,946
LVIP SSgA Developed International 150 Service Class                    24,324,870    12,160,460
LVIP SSgA Emerging Markets 100 Standard Class                              14,700            15
LVIP SSgA Emerging Markets 100 Service Class                           54,633,810    24,991,234
LVIP SSgA Global Tactical Allocation Service Class                    199,828,851    27,211,936
LVIP SSgA International Index Service Class                            36,450,808    15,769,467
LVIP SSgA Large Cap 100 Service Class                                  35,919,147    45,535,500
LVIP SSgA Moderate Index Allocation Service Class                      68,532,714     2,071,851
LVIP SSgA Moderate Structured Allocation Service Class                310,256,370     1,242,539
LVIP SSgA Moderately Aggressive Index Allocation Service Class         73,248,566     1,147,928
LVIP SSgA Moderately Aggressive Structured Allocation Service Class   242,136,413    13,926,068
LVIP SSgA S&P 500 Index Standard Class                                    610,133       696,520
LVIP SSgA S&P 500 Index Service Class                                  57,933,079    61,132,049
LVIP SSgA Small-Cap Index Standard Class                                   11,760            13
LVIP SSgA Small-Cap Index Service Class                                24,933,594    16,124,770
LVIP SSgA Small-Mid Cap 200 Service Class                              14,057,948    15,969,269
LVIP T. Rowe Price Growth Stock Service Class                          35,124,316    17,887,585
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               439,084     1,070,499
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             21,760,917     6,467,255
LVIP Templeton Growth Service Class                                    31,597,728     8,521,437
LVIP Turner Mid-Cap Growth Service Class                               21,635,849    13,333,073
LVIP Vanguard Domestic Equity ETF Service Class                        14,836,524       630,481
LVIP Vanguard International Equity ETF Service Class                    9,383,974         5,934
LVIP Wells Fargo Intrinsic Value Service Class                         10,155,385     4,681,409
Lord Abbett Fundamental Equity Class VC                                 6,562,732     1,012,167
MFS VIT Core Equity Service Class                                         146,938       614,553
MFS VIT Growth Initial Class                                               53,339       528,598
MFS VIT Growth Service Class                                           10,714,998     5,956,583
MFS VIT Total Return Initial Class                                        445,866     2,684,097
MFS VIT Total Return Service Class                                     19,053,119    50,370,113
MFS VIT Utilities Initial Class                                           583,812     2,534,333
MFS VIT Utilities Service Class                                        29,608,669    24,768,505
Morgan Stanley UIF Capital Growth Class II                                521,116       272,173
NB AMT Mid-Cap Growth I Class                                           1,837,138    12,876,733
NB AMT Regency I Class                                                  1,306,310    13,128,149
Oppenheimer Global Securities Service Class                             4,209,604       623,167
PIMCO VIT Commodity Real Return Advisor Class                          13,066,387     7,299,335
Putnam VT Global Health Care Class IB                                     447,077       628,225
Putnam VT Growth & Income Class IB                                        320,840       854,308

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                 NET
                                                      SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                             OWNED     VALUE    OF SHARES   COST OF SHARES
--------------------------------------------------  ----------  ------  ------------  --------------
ABVPSF Global Thematic Growth Class B                1,577,376  $14.50  $ 22,871,950   $ 26,195,937
ABVPSF Growth and Income Class B                     8,066,717   17.86   144,071,574    154,200,867
ABVPSF International Value Class B                  16,026,145   11.40   182,698,048    241,757,905
ABVPSF Large Cap Growth Class B                        371,743   26.17     9,728,506      9,047,593
ABVPSF Small/Mid Cap Value Class B                   8,532,534   15.38   131,230,374    125,495,130
American Century VP Inflation Protection Class II   40,886,370   11.75   480,414,853    440,084,410
American Funds Global Growth Class 2                14,410,358   19.29   277,975,798    290,064,338
American Funds Global Small Capitalization Class 2  21,237,470   17.04   361,886,493    396,768,021

                                                                          NET
                                                               SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                     OWNED      VALUE     OF SHARES    COST OF SHARES
----------------------------------------------------------  -----------  ------  --------------  --------------
American Funds Growth Class 2                                30,953,123  $51.68  $1,599,657,386  $1,559,823,495
American Funds Growth-Income Class 2                         53,934,110   33.07   1,783,601,031   1,797,022,568
American Funds International Class 2                         41,027,258   15.16     621,973,223     708,515,186
BlackRock Global Allocation V.I. Class III                   78,221,591   13.28   1,038,782,731   1,091,021,427
Delaware VIP Diversified Income Service Class               108,618,802   10.96   1,190,462,070   1,136,958,367
Delaware VIP Emerging Markets Service Class                  17,687,583   17.45     308,648,333     339,252,133
Delaware VIP High Yield Standard Class                          924,877    5.68       5,253,299       5,119,007
Delaware VIP High Yield Service Class                        42,889,706    5.67     243,184,635     232,924,960
Delaware VIP International Value Equity Standard Class           24,782    8.98         222,544         348,800
Delaware VIP Limited-Term Diversified Income Service Class   90,930,612   10.02     911,124,728     904,144,289
Delaware VIP REIT Standard Class                                445,227   10.47       4,661,529       5,438,509
Delaware VIP REIT Service Class                              11,933,885   10.46     124,828,440     139,850,074
Delaware VIP Small Cap Value Standard Class                     240,959   31.39       7,563,717       5,726,002
Delaware VIP Small Cap Value Service Class                   10,319,263   31.30     322,992,939     289,482,390
Delaware VIP Smid Cap Growth Standard Class                     368,612   23.19       8,548,101       7,334,939
Delaware VIP Smid Cap Growth Service Class                    5,121,358   22.57     115,589,041     108,898,266
Delaware VIP U.S. Growth Service Class                       26,880,806    8.65     232,518,970     206,877,782
Delaware VIP Value Standard Class                               327,820   17.73       5,812,256       5,514,576
Delaware VIP Value Service Class                              8,627,334   17.70     152,703,810     147,810,151
DWS VIP Alternative Asset Allocation Plus Class B             2,866,372   13.23      37,922,099      38,400,119
DWS VIP Equity 500 Index Class A                              1,394,992   13.20      18,413,891      16,651,721
DWS VIP Equity 500 Index Class B                              1,961,257   13.19      25,868,982      24,273,565
DWS VIP Small Cap Index Class A                                 425,135   11.77       5,003,839       5,049,461
DWS VIP Small Cap Index Class B                               1,037,351   11.77      12,209,627      12,863,763
Fidelity VIP Contrafund Service Class 2                      40,346,288   22.64     913,439,959     956,471,787
Fidelity VIP Equity-Income Initial Class                        313,310   18.69       5,855,770       7,028,979
Fidelity VIP Equity-Income Service Class 2                    1,936,844   18.41      35,657,293      42,097,380
Fidelity VIP Growth Initial Class                               129,470   36.89       4,776,157       5,486,125
Fidelity VIP Growth Service Class 2                           3,089,478   36.53     112,858,627     111,245,924
Fidelity VIP Mid Cap Service Class 2                         14,923,303   28.58     426,507,999     433,900,912
Fidelity VIP Overseas Initial Class                             123,911   13.63       1,688,902       2,158,935
Fidelity VIP Overseas Service Class 2                         5,441,004   13.52      73,562,369      90,663,368
FTVIPT Franklin Income Securities Class 2                    37,009,038   14.32     529,969,421     546,749,094
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       4,864,152   20.49      99,666,465      92,876,642
FTVIPT Mutual Shares Securities Class 2                      40,000,488   15.38     615,207,506     620,833,413
FTVIPT Templeton Global Bond Securities Class 2              31,669,490   18.15     574,801,243     543,864,978
FTVIPT Templeton Growth Securities Class 2                    4,767,814   10.11      48,202,596      60,408,347
Goldman Sachs VIT Large Cap Value Service Class              16,719,232    9.38     156,826,392     161,018,612
Huntington VA Balanced                                           70,361   13.36         940,028         949,021
Huntington VA Dividend Capture                                   31,607   10.06         317,964         317,323
Invesco V.I. Capital Appreciation Series I                      114,435   21.42       2,451,203       2,956,011
Invesco V.I. Capital Appreciation Series II                      57,915   21.06       1,219,696       1,403,080
Invesco V.I. Core Equity Series I                               332,531   26.72       8,885,240       8,299,739
Invesco V.I. Core Equity Series II                              111,382   26.51       2,952,726       2,756,085
Invesco V.I. International Growth Series I                      106,245   26.37       2,801,672       2,042,058
Invesco V.I. International Growth Series II                      98,834   26.08       2,577,582       2,140,838
Janus Aspen Series Balanced Service Class                       717,862   27.74      19,913,492      18,456,614
Janus Aspen Series Enterprise Service Class                     177,898   36.91       6,566,221       5,034,610
Janus Aspen Series Worldwide Service Class                       41,009   25.50       1,045,729       1,098,369
LVIP American Global Growth Service Class II                  2,917,828   11.30      32,974,373      35,761,163
LVIP American Global Small Capitalization Service Class II    3,316,509   10.30      34,153,413      39,674,746
LVIP American Growth Service Class II                        11,100,008   11.99     133,044,699     139,755,313
LVIP American Growth-Income Service Class II                  8,360,724   11.98     100,128,035     101,738,504
LVIP American International Service Class II                  6,776,575   10.58      71,675,828      79,409,433
LVIP Baron Growth Opportunities Service Class                 3,161,928   31.49      99,562,795      86,084,922
LVIP BlackRock Inflation Protected Bond Service Class        20,754,977   11.02     228,761,362     222,856,071
LVIP Capital Growth Service Class                             8,543,793   23.20     198,190,356     192,176,872
LVIP Cohen & Steers Global Real Estate Service Class         11,774,784    6.77      79,750,614      80,080,954
LVIP Columbia Value Opportunities Service Class               2,316,942   10.32      23,899,256      22,574,239
LVIP Delaware Bond Standard Class                            12,524,333   13.92     174,288,622     164,614,987
LVIP Delaware Bond Service Class                            137,691,267   13.92   1,916,111,673   1,857,210,431

                                                                                  NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE     OF SHARES    COST OF SHARES
-------------------------------------------------------------------  ----------  ------  --------------  --------------
LVIP Delaware Diversified Floating Rate Service Class                13,070,604  $ 9.87  $  128,954,582  $  132,226,386
LVIP Delaware Foundation Aggressive Allocation Standard Class           876,394   11.86      10,389,649      11,535,509
LVIP Delaware Foundation Aggressive Allocation Service Class          1,949,952   11.85      23,108,878      24,855,343
LVIP Delaware Growth and Income Service Class                         1,244,187   28.96      36,027,909      35,226,673
LVIP Delaware Social Awareness Standard Class                           318,749   30.53       9,730,778       8,648,243
LVIP Delaware Social Awareness Service Class                          1,449,893   30.48      44,189,843      41,564,579
LVIP Delaware Special Opportunities Service Class                     1,142,930   33.70      38,519,015      40,154,610
LVIP Dimensional Non-U.S. Equity Standard Class                          11,911    7.95          94,702          95,081
LVIP Dimensional Non-U.S. Equity Service Class                        1,766,642    7.95      14,051,873      14,759,880
LVIP Dimensional U.S. Equity Standard Class                               9,073    9.23          83,745          83,335
LVIP Dimensional U.S. Equity Service Class                            2,631,268    9.23      24,283,976      23,395,541
LVIP Dimensional/Vanguard Total Bond Standard Class                       8,808   10.49          92,402          91,987
LVIP Dimensional/Vanguard Total Bond Service Class                    4,701,494   10.49      49,337,478      48,785,960
LVIP Global Income Service Class                                     35,106,690   11.21     393,440,672     404,435,203
LVIP Janus Capital Appreciation Standard Class                          104,415   20.23       2,112,731       1,915,033
LVIP Janus Capital Appreciation Service Class                         2,417,291   20.08      48,548,864      45,477,297
LVIP JPMorgan High Yield Service Class                                7,407,652   10.14      75,135,811      77,021,187
LVIP MFS International Growth Service Class                          10,420,495   10.93     113,875,164     121,679,451
LVIP MFS Value Service Class                                         24,571,992   22.45     551,714,932     515,196,443
LVIP Mid-Cap Value Service Class                                      3,454,020   12.83      44,304,723      43,214,483
LVIP Mondrian International Value Standard Class                      1,197,508   14.31      17,136,333      19,391,383
LVIP Mondrian International Value Service Class                       7,184,683   14.31     102,784,076     117,175,459
LVIP Money Market Standard Class                                      6,101,601   10.00      61,016,021      61,016,019
LVIP Money Market Service Class                                      35,842,340   10.00     358,423,412     358,423,410
LVIP Protected Profile 2010 Service Class                               743,697   10.58       7,866,081       6,939,355
LVIP Protected Profile 2020 Service Class                             1,645,906   10.14      16,682,898      14,655,401
LVIP Protected Profile 2030 Service Class                             1,002,391   10.01      10,030,929       8,746,866
LVIP Protected Profile 2040 Service Class                               598,473    9.47       5,664,547       4,832,794
LVIP Protected Profile Conservative Service Class                    34,110,734   12.23     417,003,728     388,906,158
LVIP Protected Profile Growth Service Class                          65,470,547   11.19     732,680,892     742,496,985
LVIP Protected Profile Moderate Service Class                        98,909,398   11.84   1,171,383,998   1,129,058,022
LVIP SSgA Bond Index Service Class                                   83,370,468   11.42     952,340,854     899,462,571
LVIP SSgA Conservative Index Allocation Service Class                 2,977,483   10.75      32,019,856      31,863,262
LVIP SSgA Conservative Structured Allocation Service Class           13,397,426   10.71     143,499,827     142,500,028
LVIP SSgA Developed International 150 Service Class                  17,777,694    7.32     130,114,939     132,267,601
LVIP SSgA Emerging Markets 100 Standard Class                             1,334   10.56          14,088          14,684
LVIP SSgA Emerging Markets 100 Service Class                         14,762,850   10.56     155,954,750     160,106,167
LVIP SSgA Global Tactical Allocation Service Class                   22,667,372   10.20     231,093,854     238,428,589
LVIP SSgA International Index Service Class                          27,991,102    6.86     191,879,007     196,237,139
LVIP SSgA Large Cap 100 Service Class                                27,131,901   10.41     282,388,828     234,788,533
LVIP SSgA Moderate Index Allocation Service Class                     6,532,951   10.67      69,680,450      70,228,548
LVIP SSgA Moderate Structured Allocation Service Class               31,291,706   10.61     331,911,126     335,922,359
LVIP SSgA Moderately Aggressive Index Allocation Service Class        7,100,875   10.56      74,971,034      76,554,288
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  22,174,081   10.68     236,907,885     243,415,190
LVIP SSgA S&P 500 Index Standard Class                                  218,608    8.90       1,944,740       1,710,362
LVIP SSgA S&P 500 Index Service Class                                47,346,080    8.90     421,427,456     363,884,870
LVIP SSgA Small-Cap Index Standard Class                                    685   17.03          11,670          11,747
LVIP SSgA Small-Cap Index Service Class                               7,421,374   17.03     126,393,415     110,153,809
LVIP SSgA Small-Mid Cap 200 Service Class                             7,256,913   12.37      89,738,989      75,575,464
LVIP T. Rowe Price Growth Stock Service Class                         4,964,360   17.32      85,982,723      79,664,210
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             157,499   13.87       2,184,824       1,768,886
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            4,426,441   13.59      60,146,485      54,459,043
LVIP Templeton Growth Service Class                                   4,911,220   24.17     118,713,999     125,891,322
LVIP Turner Mid-Cap Growth Service Class                              3,315,598   10.30      34,160,609      35,226,657
LVIP Vanguard Domestic Equity ETF Service Class                       1,583,822    9.16      14,507,814      14,173,802
LVIP Vanguard International Equity ETF Service Class                  1,110,289    7.99       8,867,881       9,365,679
LVIP Wells Fargo Intrinsic Value Service Class                        2,451,820   12.87      31,564,737      32,282,597
Lord Abbett Fundamental Equity Class VC                                 888,350   16.26      14,444,568      13,887,186
MFS VIT Core Equity Service Class                                       145,632   15.28       2,225,252       1,833,513
MFS VIT Growth Initial Class                                            108,543   24.56       2,665,815       2,910,293
MFS VIT Growth Service Class                                            779,019   24.13      18,797,738      17,093,645

                                                            NET
                                                 SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                        OWNED     VALUE    OF SHARES   COST OF SHARES
---------------------------------------------  ----------  ------  ------------  --------------
MFS VIT Total Return Initial Class                637,555  $18.53  $ 11,813,893   $ 11,794,278
MFS VIT Total Return Service Class             15,705,423   18.31   287,566,290    289,780,896
MFS VIT Utilities Initial Class                   415,003   26.08    10,823,291      9,145,762
MFS VIT Utilities Service Class                 7,266,070   25.73   186,955,981    177,945,359
Morgan Stanley UIF Capital Growth Class II         74,010   19.77     1,463,172      1,269,655
NB AMT Mid-Cap Growth I Class                   1,550,439   27.55    42,714,603     30,944,224
NB AMT Regency I Class                          2,815,743   14.26    40,152,502     38,763,100
Oppenheimer Global Securities Service Class       249,306   27.21     6,783,620      6,941,323
PIMCO VIT Commodity Real Return Advisor Class   1,967,153    7.27    14,301,205     16,904,300
Putnam VT Global Health Care Class IB             220,565   11.69     2,578,406      2,572,819
Putnam VT Growth & Income Class IB                 90,475   15.30     1,384,270      1,771,251

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                              UNITS        UNITS     NET INCREASE
                                                              ISSUED      REDEEMED    (DECREASE)
                                                            ----------  -----------  ------------
ABVPSF Global Thematic Growth Class B                          576,294     (595,593)     (19,299)
ABVPSF Growth and Income Class B                               965,926   (2,343,890)  (1,377,964)
ABVPSF International Value Class B                           7,494,389   (1,356,701)   6,137,688
ABVPSF Large Cap Growth Class B                                 35,354     (388,755)    (353,401)
ABVPSF Small/Mid Cap Value Class B                           1,434,449   (1,406,009)      28,440
American Century VP Inflation Protection Class II            3,523,658   (8,308,744)  (4,785,086)
American Funds Global Growth Class 2                         1,624,131   (2,896,344)  (1,272,213)
American Funds Global Small Capitalization Class 2           6,169,141   (1,399,240)   4,769,901
American Funds Growth Class 2                                2,152,770  (19,154,297) (17,001,527)
American Funds Growth-Income Class 2                         8,159,739  (16,198,058)  (8,038,319)
American Funds International Class 2                         4,134,627   (5,204,081)  (1,069,454)
BlackRock Global Allocation V.I. Class III                  40,203,082   (1,454,710)  38,748,372
Delaware VIP Diversified Income Service Class               16,350,320   (5,256,857)  11,093,463
Delaware VIP Emerging Markets Service Class                  5,318,876   (1,050,013)   4,268,863
Delaware VIP High Yield Standard Class                         339,517     (755,407)    (415,890)
Delaware VIP High Yield Service Class                        1,839,761   (6,369,932)  (4,530,171)
Delaware VIP International Value Equity Standard Class           1,096       (5,204)      (4,108)
Delaware VIP Limited-Term Diversified Income Service Class  26,641,963   (4,655,606)  21,986,357
Delaware VIP REIT Standard Class                                 9,069      (48,896)     (39,827)
Delaware VIP REIT Service Class                              1,680,945     (995,347)     685,598
Delaware VIP Small Cap Value Standard Class                      9,859      (78,140)     (68,281)
Delaware VIP Small Cap Value Service Class                   3,969,406   (1,681,148)   2,288,258
Delaware VIP Smid Cap Growth Standard Class                     18,050      (85,429)     (67,379)
Delaware VIP Smid Cap Growth Service Class                   3,760,769   (2,184,023)   1,576,746
Delaware VIP U.S. Growth Service Class                      10,617,058   (2,188,066)   8,428,992
Delaware VIP Value Standard Class                               25,746      (99,132)     (73,386)
Delaware VIP Value Service Class                             3,030,356   (1,413,361)   1,616,995
DWS VIP Alternative Asset Allocation Plus Class B            1,789,167     (108,555)   1,680,612
DWS VIP Equity 500 Index Class A                                37,530     (641,930)    (604,400)
DWS VIP Equity 500 Index Class B                               203,776   (1,002,828)    (799,052)
DWS VIP Small Cap Index Class A                                 11,101     (111,453)    (100,352)
DWS VIP Small Cap Index Class B                                103,790     (315,714)    (211,924)
Fidelity VIP Contrafund Service Class 2                      7,192,775   (5,141,865)   2,050,910
Fidelity VIP Equity-Income Initial Class                         9,260      (97,818)     (88,558)
Fidelity VIP Equity-Income Service Class 2                      25,373     (783,859)    (758,486)
Fidelity VIP Growth Initial Class                               26,500     (104,696)     (78,196)
Fidelity VIP Growth Service Class 2                          6,137,653   (2,354,759)   3,782,894
Fidelity VIP Mid Cap Service Class 2                         7,983,933   (2,134,875)   5,849,058
Fidelity VIP Overseas Initial Class                              7,973      (24,313)     (16,340)
Fidelity VIP Overseas Service Class 2                        1,128,399     (894,787)     233,612
FTVIPT Franklin Income Securities Class 2                    6,127,230   (3,733,535)   2,393,695
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2      1,002,716   (1,731,669)    (728,953)

                                                                  UNITS       UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED    (DECREASE)
                                                               ---------   -----------  ------------
FTVIPT Mutual Shares Securities Class 2                        14,095,731   (2,027,343) 12,068,388
FTVIPT Templeton Global Bond Securities Class 2                 1,334,600   (5,918,295) (4,583,695)
FTVIPT Templeton Growth Securities Class 2                        277,694   (1,116,497)   (838,803)
Goldman Sachs VIT Large Cap Value Service Class                 6,763,786     (378,695)  6,385,091
Huntington VA Balanced                                             99,590       (2,602)     96,988
Huntington VA Dividend Capture                                     39,845       (7,466)     32,379
Invesco V.I. Capital Appreciation Series I                          1,972      (79,443)    (77,471)
Invesco V.I. Capital Appreciation Series II                           586      (32,523)    (31,937)
Invesco V.I. Core Equity Series I                                   7,765     (168,763)   (160,998)
Invesco V.I. Core Equity Series II                                  4,028      (66,931)    (62,903)
Invesco V.I. International Growth Series I                          7,983      (66,284)    (58,301)
Invesco V.I. International Growth Series II                         6,641      (36,898)    (30,257)
Janus Aspen Series Balanced Service Class                          29,154     (277,726)   (248,572)
Janus Aspen Series Enterprise Service Class                        25,723     (104,087)    (78,364)
Janus Aspen Series Worldwide Service Class                          5,436      (60,787)    (55,351)
LVIP American Global Growth Service Class II                    2,842,208      (57,792)  2,784,416
LVIP American Global Small Capitalization Service Class II      3,202,401      (72,933)  3,129,468
LVIP American Growth Service Class II                          10,543,115     (122,880) 10,420,235
LVIP American Growth-Income Service Class II                    7,925,511      (41,768)  7,883,743
LVIP American International Service Class II                    6,657,887     (162,246)  6,495,641
LVIP Baron Growth Opportunities Service Class                   2,620,970   (1,776,216)    844,754
LVIP BlackRock Inflation Protected Bond Service Class          19,685,515     (449,335) 19,236,180
LVIP Capital Growth Service Class                               7,712,841     (470,409)  7,242,432
LVIP Cohen & Steers Global Real Estate Service Class            3,065,266     (842,486)  2,222,780
LVIP Columbia Value Opportunities Service Class                 1,458,229     (419,080)  1,039,149
LVIP Delaware Bond Standard Class                                 692,610   (3,012,247) (2,319,637)
LVIP Delaware Bond Service Class                               35,250,926   (7,418,102) 27,832,824
LVIP Delaware Diversified Floating Rate Service Class          12,910,805     (973,873) 11,936,932
LVIP Delaware Foundation Aggressive Allocation Standard Class       3,208     (154,183)   (150,975)
LVIP Delaware Foundation Aggressive Allocation Service Class      351,418     (759,122)   (407,704)
LVIP Delaware Growth and Income Service Class                     691,825     (609,245)     82,580
LVIP Delaware Social Awareness Standard Class                      11,051     (187,773)   (176,722)
LVIP Delaware Social Awareness Service Class                      246,039     (516,029)   (269,990)
LVIP Delaware Special Opportunities Service Class               2,237,035     (715,716)  1,521,319
LVIP Dimensional Non-U.S. Equity Standard Class                    11,357           --      11,357
LVIP Dimensional Non-U.S. Equity Service Class                  1,741,911      (49,386)  1,692,525
LVIP Dimensional U.S. Equity Standard Class                         8,907           --       8,907
LVIP Dimensional U.S. Equity Service Class                      2,693,048      (98,281)  2,594,767
LVIP Dimensional/Vanguard Total Bond Standard Class                 8,895           --       8,895
LVIP Dimensional/Vanguard Total Bond Service Class              5,002,261     (145,719)  4,856,542
LVIP Global Income Service Class                               15,009,303     (866,895) 14,142,408
LVIP Janus Capital Appreciation Standard Class                      5,053      (47,062)    (42,009)
LVIP Janus Capital Appreciation Service Class                     638,176   (1,400,121)   (761,945)
LVIP JPMorgan High Yield Service Class                          7,524,670     (899,913)  6,624,757
LVIP MFS International Growth Service Class                     5,044,292   (1,910,078)  3,134,214
LVIP MFS Value Service Class                                   17,543,633   (1,599,657) 15,943,976
LVIP Mid-Cap Value Service Class                                2,095,335   (1,063,622)  1,031,713
LVIP Mondrian International Value Standard Class                   30,179     (248,817)   (218,638)
LVIP Mondrian International Value Service Class                 1,079,170   (1,017,856)     61,314
LVIP Money Market Standard Class                                3,728,027   (4,144,486)   (416,459)
LVIP Money Market Service Class                                32,619,229  (30,584,198)  2,035,031
LVIP Protected Profile 2010 Service Class                         175,468     (241,963)    (66,495)
LVIP Protected Profile 2020 Service Class                         128,038     (248,947)   (120,909)
LVIP Protected Profile 2030 Service Class                         197,564     (233,523)    (35,959)
LVIP Protected Profile 2040 Service Class                         198,314     (245,357)    (47,043)
LVIP Protected Profile Conservative Service Class               6,355,116   (3,667,885)  2,687,231
LVIP Protected Profile Growth Service Class                    11,907,703   (3,388,938)  8,518,765
LVIP Protected Profile Moderate Service Class                  13,865,328   (5,226,765)  8,638,563
LVIP SSgA Bond Index Service Class                              9,089,305  (13,033,641) (3,944,336)
LVIP SSgA Conservative Index Allocation Service Class           2,913,649     (148,832)  2,764,817
LVIP SSgA Conservative Structured Allocation Service Class     13,245,869     (532,981) 12,712,888
LVIP SSgA Developed International 150 Service Class             2,548,962   (1,192,444)  1,356,518

                                                                        UNITS       UNITS    NET INCREASE
                                                                       ISSUED     REDEEMED    (DECREASE)
                                                                     ----------  ----------  ------------
LVIP SSgA Emerging Markets 100 Standard Class                               944          --          944
LVIP SSgA Emerging Markets 100 Service Class                          3,034,839  (1,718,713)   1,316,126
LVIP SSgA Global Tactical Allocation Service Class                   18,568,666  (2,580,478)  15,988,188
LVIP SSgA International Index Service Class                           4,625,583  (1,712,895)   2,912,688
LVIP SSgA Large Cap 100 Service Class                                 3,138,624  (3,889,893)    (751,269)
LVIP SSgA Moderate Index Allocation Service Class                     6,516,491    (194,250)   6,322,241
LVIP SSgA Moderate Structured Allocation Service Class               29,517,608    (110,247)  29,407,361
LVIP SSgA Moderately Aggressive Index Allocation Service Class        6,860,387    (102,189)   6,758,198
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  22,504,698  (1,268,749)  21,235,949
LVIP SSgA S&P 500 Index Standard Class                                   61,051     (73,131)     (12,080)
LVIP SSgA S&P 500 Index Service Class                                 6,139,417  (5,853,959)     285,458
LVIP SSgA Small-Cap Index Standard Class                                    798          --          798
LVIP SSgA Small-Cap Index Service Class                               3,023,303  (1,702,717)   1,320,586
LVIP SSgA Small-Mid Cap 200 Service Class                             1,039,053  (1,142,676)    (103,623)
LVIP T. Rowe Price Growth Stock Service Class                         3,863,019  (1,929,221)   1,933,798
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              26,250     (59,006)     (32,756)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            1,442,356    (383,564)   1,058,792
LVIP Templeton Growth Service Class                                   3,763,019  (1,000,874)   2,762,145
LVIP Turner Mid-Cap Growth Service Class                              2,199,384  (1,359,327)     840,057
LVIP Vanguard Domestic Equity ETF Service Class                       1,630,364     (70,457)   1,559,907
LVIP Vanguard International Equity ETF Service Class                  1,069,797        (513)   1,069,284
LVIP Wells Fargo Intrinsic Value Service Class                        1,018,519    (462,175)     556,344
Lord Abbett Fundamental Equity Class VC                                 479,662     (64,553)     415,109
MFS VIT Core Equity Service Class                                        11,626     (44,319)     (32,693)
MFS VIT Growth Initial Class                                              4,237     (39,191)     (34,954)
MFS VIT Growth Service Class                                          1,022,895    (580,703)     442,192
MFS VIT Total Return Initial Class                                       10,408    (169,440)    (159,032)
MFS VIT Total Return Service Class                                    1,126,582  (3,706,361)  (2,579,779)
MFS VIT Utilities Initial Class                                           9,307     (99,631)     (90,324)
MFS VIT Utilities Service Class                                       1,377,742  (1,124,712)     253,030
Morgan Stanley UIF Capital Growth Class II                               34,728     (12,460)      22,268
NB AMT Mid-Cap Growth I Class                                           115,725    (697,225)    (581,500)
NB AMT Regency I Class                                                   72,608    (726,190)    (653,582)
Oppenheimer Global Securities Service Class                             309,247     (39,106)     270,141
PIMCO VIT Commodity Real Return Advisor Class                           709,936    (454,562)     255,374
Putnam VT Global Health Care Class IB                                    31,102     (49,262)     (18,160)
Putnam VT Growth & Income Class IB                                       25,915     (70,849)     (44,934)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                               UNITS       UNITS     NET INCREASE
                                                              ISSUED      REDEEMED    (DECREASE)
                                                            ----------  -----------  ------------
ABVPSF Global Thematic Growth Class B                        1,085,618   (1,453,893)    (368,275)
ABVPSF Growth and Income Class B                             2,893,477   (3,444,490)    (551,013)
ABVPSF International Value Class B                          13,016,765   (5,190,691)   7,826,074
ABVPSF Large Cap Growth Class B                                 63,884     (451,420)    (387,536)
ABVPSF Small/Mid Cap Value Class B                           3,922,325   (2,782,329)   1,139,996
American Century VP Inflation Protection Class II           20,682,401  (12,718,173)   7,964,228
American Funds Global Growth Class 2                         7,319,108   (5,447,184)   1,871,924
American Funds Global Small Capitalization Class 2          10,007,335   (5,427,981)   4,579,354
American Funds Growth Class 2                               26,558,548  (30,318,423)  (3,759,875)
American Funds Growth-Income Class 2                        35,327,133  (29,383,120)   5,944,013
American Funds International Class 2                        13,001,343  (11,025,063)   1,976,280
BlackRock Global Allocation V.I. Class III                  39,714,371   (7,791,528)  31,922,843
Delaware VIP Diversified Income Service Class               32,856,279  (15,799,052)  17,057,227
Delaware VIP Emerging Markets Service Class                  7,077,601   (4,194,784)   2,882,817
Delaware VIP High Yield Standard Class                         700,762     (524,846)     175,916
Delaware VIP High Yield Service Class                        9,015,344   (7,627,782)   1,387,562
Delaware VIP International Value Equity Standard Class             158       (4,463)      (4,305)
Delaware VIP Limited-Term Diversified Income Service Class  38,717,379  (14,214,150)  24,503,229
Delaware VIP REIT Standard Class                                15,961      (50,539)     (34,578)
Delaware VIP REIT Service Class                              2,522,529   (2,318,799)     203,730

                                                                  UNITS       UNITS     NET INCREASE
                                                                 ISSUED      REDEEMED    (DECREASE)
                                                               ----------  -----------  ------------
Delaware VIP Small Cap Value Standard Class                        67,880     (146,245)     (78,365)
Delaware VIP Small Cap Value Service Class                      5,701,619   (5,852,076)    (150,457)
Delaware VIP Smid Cap Growth Standard Class                       460,962      (18,895)     442,067
Delaware VIP Smid Cap Growth Service Class                      6,393,268     (523,650)   5,869,618
Delaware VIP Trend Standard Class                                  92,555     (624,372)    (531,817)
Delaware VIP Trend Service Class                                1,329,068   (7,551,061)  (6,221,993)
Delaware VIP U.S. Growth Service Class                          7,789,330   (2,446,332)   5,342,998
Delaware VIP Value Standard Class                                  23,936      (75,462)     (51,526)
Delaware VIP Value Service Class                                2,216,516   (2,719,882)    (503,366)
DWS VIP Alternative Asset Allocation Plus Class B               1,533,502     (342,584)   1,190,918
DWS VIP Equity 500 Index Class A                                   75,716     (484,165)    (408,449)
DWS VIP Equity 500 Index Class B                                  368,432     (631,043)    (262,611)
DWS VIP Small Cap Index Class A                                    15,199     (114,832)     (99,633)
DWS VIP Small Cap Index Class B                                   326,127     (629,559)    (303,432)
Fidelity VIP Contrafund Service Class 2                        15,939,049  (13,389,766)   2,549,283
Fidelity VIP Equity-Income Initial Class                            6,042     (134,471)    (128,429)
Fidelity VIP Equity-Income Service Class 2                        125,441     (956,956)    (831,515)
Fidelity VIP Growth Initial Class                                  22,418     (131,374)    (108,956)
Fidelity VIP Growth Service Class 2                             2,686,129   (2,498,304)     187,825
Fidelity VIP Mid Cap Service Class 2                           12,109,804   (6,924,983)   5,184,821
Fidelity VIP Overseas Initial Class                                 8,678      (51,363)     (42,685)
Fidelity VIP Overseas Service Class 2                           2,044,756   (1,800,939)     243,817
FTVIPT Franklin Income Securities Class 2                      15,131,221  (12,193,691)   2,937,530
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2         3,449,782   (2,914,212)     535,570
FTVIPT Mutual Shares Securities Class 2                        24,210,922   (8,573,301)  15,637,621
FTVIPT Templeton Global Bond Securities Class 2                 8,467,491  (11,625,967)  (3,158,476)
FTVIPT Templeton Growth Securities Class 2                        799,205   (1,764,135)    (964,930)
Goldman Sachs VIT Large Cap Value Service Class                 5,707,729     (389,772)   5,317,957
Invesco V.I. Capital Appreciation Series I                          8,705     (104,729)     (96,024)
Invesco V.I. Capital Appreciation Series II                        10,718      (41,671)     (30,953)
Invesco V.I. Core Equity Series I                                  10,038     (248,089)    (238,051)
Invesco V.I. Core Equity Series II                                 13,151      (45,144)     (31,993)
Invesco V.I. International Growth Series I                          3,939      (76,820)     (72,881)
Invesco V.I. International Growth Series II                        15,001      (55,249)     (40,248)
Janus Aspen Series Balanced Service Class                         148,265     (424,010)    (275,745)
Janus Aspen Series Enterprise Service Class                        20,048     (126,311)    (106,263)
Janus Aspen Series Worldwide Service Class                         15,834      (37,502)     (21,668)
LVIP American Global Growth Service Class II                      215,949          (54)     215,895
LVIP American Global Small Capitalization Service Class II        273,922       (1,036)     272,886
LVIP American Growth Service Class II                           1,013,881      (11,077)   1,002,804
LVIP American Growth-Income Service Class II                      722,088       (5,270)     716,818
LVIP American International Service Class II                      494,640       (2,939)     491,701
LVIP Baron Growth Opportunities Service Class                   3,348,885   (2,384,227)     964,658
LVIP BlackRock Inflation Protected Bond Service Class           1,474,855      (73,613)   1,401,242
LVIP Capital Growth Service Class                              10,151,580   (2,264,483)   7,887,097
LVIP Cohen & Steers Global Real Estate Service Class            4,759,288   (3,533,472)   1,225,816
LVIP Columbia Value Opportunities Service Class                 1,337,472     (664,401)     673,071
LVIP Delaware Bond Standard Class                               1,632,534   (3,814,956)  (2,182,422)
LVIP Delaware Bond Service Class                               55,026,043  (19,469,385)  35,556,658
LVIP Delaware Diversified Floating Rate Service Class           1,314,659      (86,272)   1,228,387
LVIP Delaware Foundation Aggressive Allocation Standard Class      20,681     (252,900)    (232,219)
LVIP Delaware Foundation Aggressive Allocation Service Class      580,632   (1,274,499)    (693,867)
LVIP Delaware Growth and Income Service Class                   1,224,078     (902,407)     321,671
LVIP Delaware Social Awareness Standard Class                      36,556     (192,101)    (155,545)
LVIP Delaware Social Awareness Service Class                      772,638   (1,059,421)    (286,783)
LVIP Delaware Special Opportunities Service Class               2,355,302   (1,008,452)   1,346,850
LVIP Global Income Service Class                               18,503,099   (3,326,368)  15,176,731
LVIP Janus Capital Appreciation Standard Class                     28,207      (49,588)     (21,381)
LVIP Janus Capital Appreciation Service Class                   1,803,924   (1,503,050)     300,874
LVIP JPMorgan High Yield Service Class                            311,018      (10,162)     300,856
LVIP MFS International Growth Service Class                     8,220,808   (3,827,512)   4,393,296
LVIP MFS Value Service Class                                   23,585,825   (5,361,811)  18,224,014

                                                                        UNITS       UNITS     NET INCREASE
                                                                       ISSUED      REDEEMED    (DECREASE)
                                                                     ----------  -----------  ------------
LVIP Mid-Cap Value Service Class                                      3,151,793   (1,667,491)   1,484,302
LVIP Mondrian International Value Standard Class                         85,401     (327,403)    (242,002)
LVIP Mondrian International Value Service Class                       2,413,705   (2,234,437)     179,268
LVIP Money Market Standard Class                                      4,768,704   (8,111,422)  (3,342,718)
LVIP Money Market Service Class                                      38,621,313  (46,108,576)  (7,487,263)
LVIP SSgA Bond Index Service Class                                   53,021,842  (13,685,328)  39,336,514
LVIP SSgA Conservative Index Allocation Service Class                   287,801       (5,413)     282,388
LVIP SSgA Conservative Structured Allocation Service Class            1,056,130      (35,989)   1,020,141
LVIP SSgA Developed International 150 Service Class                   9,717,760   (2,577,338)   7,140,422
LVIP SSgA Emerging Markets 100 Service Class                          8,393,017   (3,794,619)   4,598,398
LVIP SSgA Global Tactical Allocation Service Class                    1,941,400   (1,408,331)     533,069
LVIP SSgA International Index Service Class                          16,950,024   (5,161,034)  11,788,990
LVIP SSgA Large Cap 100 Service Class                                17,104,763   (5,668,281)  11,436,482
LVIP SSgA Moderate Index Allocation Service Class                       387,697         (907)     386,790
LVIP SSgA Moderate Structured Allocation Service Class                2,768,223      (61,399)   2,706,824
LVIP SSgA Moderately Aggressive Index Allocation Service Class          542,516         (304)     542,212
LVIP SSgA Moderately Aggressive Structured Allocation Service Class   1,614,010     (130,775)   1,483,235
LVIP SSgA S&P 500 Index Standard Class                                  121,009      (93,768)      27,241
LVIP SSgA S&P 500 Index Service Class                                26,045,045   (8,056,517)  17,988,528
LVIP SSgA Small-Cap Index Service Class                               9,539,452   (4,616,922)   4,922,530
LVIP SSgA Small-Mid Cap 200 Service Class                             5,930,468   (3,016,757)   2,913,711
LVIP T. Rowe Price Growth Stock Service Class                         4,878,925   (2,571,450)   2,307,475
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              51,533      (46,552)       4,981
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            1,664,203     (952,172)     712,031
LVIP Templeton Growth Service Class                                   5,920,732   (3,263,039)   2,657,693
LVIP Turner Mid-Cap Growth Service Class                              1,961,405     (891,347)   1,070,058
LVIP Wells Fargo Intrinsic Value Service Class                          752,803   (1,109,373)    (356,570)
LVIP Protected Profile 2010 Service Class                               129,836     (260,632)    (130,796)
LVIP Protected Profile 2020 Service Class                               349,888     (253,795)      96,093
LVIP Protected Profile 2030 Service Class                               204,204     (337,223)    (133,019)
LVIP Protected Profile 2040 Service Class                               254,851     (198,822)      56,029
LVIP Protected Profile Conservative Service Class                    13,472,502   (9,964,020)   3,508,482
LVIP Protected Profile Moderate Service Class                        26,042,915  (17,670,152)   8,372,763
LVIP Protected Profile Growth Service Class                          14,245,677   (9,948,514)   4,297,163
Lord Abbett Fundamental Equity Class VC                                 362,842      (87,204)     275,638
MFS VIT Core Equity Service Class                                         3,664      (57,541)     (53,877)
MFS VIT Growth Initial Class                                              3,977      (50,102)     (46,125)
MFS VIT Growth Service Class                                            669,186     (425,245)     243,941
MFS VIT Total Return Initial Class                                       20,729     (212,459)    (191,730)
MFS VIT Total Return Service Class                                    6,329,473   (5,884,163)     445,310
MFS VIT Utilities Initial Class                                          25,247     (383,054)    (357,807)
MFS VIT Utilities Service Class                                       2,714,593   (3,183,456)    (468,863)
Morgan Stanley UIF Capital Growth Class II                               35,383      (16,136)      19,247
NB AMT Mid-Cap Growth I Class                                           326,215     (917,422)    (591,207)
NB AMT Regency I Class                                                  383,025   (1,212,017)    (828,992)
Oppenheimer Global Securities Service Class                             162,561      (25,737)     136,824
PIMCO VIT Commodity Real Return Advisor Class                           807,187     (364,501)     442,686
Putnam VT Global Health Care Class IB                                    20,536      (59,119)     (38,583)
Putnam VT Growth & Income Class IB                                        9,063      (50,745)     (41,682)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012